UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

VALVOLINE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Valvoline™

NOTICE OF 2019 ANNUAL MEETING
&
PROXY STATEMENT

Ian
SECURE KEYS
SAFE SERVICE

Valvoline
FULL SYNTHETIC
TOTALMENTE SINTÉTICO
MODERN ENGINE
MOTOR OIL

100 Valvoline Way

Lexington, KY 40509

December 17, 2018

Dear Valvoline Inc. Shareholder:

On behalf of our Board of Directors and management, we cordially invite you to attend the 2019 Annual Meeting of Shareholders of Valvoline Inc. The meeting will be held on Thursday, January 31, 2019, at 8:00 a.m. (ET), at Valvoline’s principal office, 100 Valvoline Way, Lexington, KY 40509.

We are pleased to provide access to our proxy materials via the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials (“Notice”) instead of a paper copy of this Proxy Statement, a proxy card and our 2018 Annual Report. The Notice contains instructions on how to access those documents over the Internet, as well as instructions on how to request a paper copy of our proxy materials. All shareholders who do not receive a Notice, including shareholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail. We believe that this approach provides a convenient way for you to access our proxy materials and vote your shares, while reducing the costs of printing and distributing our proxy materials and conserving natural resources.

The attached Notice of Annual Meeting and Proxy Statement describe the business to be conducted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. We encourage you to promptly vote and submit your proxy via the Internet or by telephone using the instructions on the Notice, or, if you received paper copies of the proxy materials, you may also vote by following the instructions on the proxy card and signing and returning it in the pre-addressed postage-paid envelope provided for your convenience. If you attend the Annual Meeting, you can vote in person even if you previously submitted your proxy.

We appreciate your continued confidence in Valvoline and look forward to seeing you at the meeting.

Sincerely,

Samuel J. Mitchell, Jr. Chief Executive Officer	Stephen F. Kirk Chairman of the Board

Notice of Annual Meeting of Shareholders

Date

Thursday, January 31, 2019

Time

8:00 a.m. (ET)

Place

Valvoline Inc.

100 Valvoline Way

Lexington, KY 40509

Record Date

December 3, 2018

Agenda
➊	Election of eight members of our Board of Directors;
➋	Ratification of the appointment of our independent registered public accounting firm;
➌	Non-binding advisory resolution approving our executive compensation;
➍	Approval of an amendment to the 2016 Valvoline Inc. Incentive Plan; and
➎	Consideration and transaction of any other business properly brought before the meeting.

You can vote one of the following ways

Internet
Visit the website listed on your proxy card to vote VIA THE INTERNET

Telephone
Call the telephone number specified on your proxy card to vote BY TELEPHONE

Mail
Sign, date and return your proxy card in the enclosed envelope to vote BY MAIL

In Person
Attend the Annual Meeting to vote IN PERSON

To Our Shareholders:

Your vote is very important. Please submit your vote as soon as possible. Follow voting instructions in your proxy materials when voting via the internet, by telephone or by mail. Submitting your proxy by one of these methods ensures your representation at the Annual Meeting regardless of whether you attend.

Only shareholders of record at the close of business on December 3, 2018, are entitled to notice of, and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

Julie M. O’Daniel

Senior Vice President, Chief Legal Officer

and Corporate Secretary

Lexington, Kentucky

December 17, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING TO BE HELD ON JANUARY 31, 2019.

This Proxy Statement and our 2018 Annual Report to Shareholders are available at

http://investors.valvoline.com/financial-reports/proxy.

PROXY STATEMENT

1	Questions and Answers About the Annual Meeting

22	Corporate Governance
22	Valvoline’s Board of Directors
22	Composition
22	Leadership Structure
22	Independence
23	Committees
26	Compensation Committee Interlocks and Insider Participation
26	The Board’s Operations
26	The Board’s Role in Risk Oversight
27	Other Governance Policies and Practices
27	Overview of Governance Principles
27	Related Person Transaction Policy
28	Section 16(a) Beneficial Ownership Reporting Compliance
28	Communication with Directors
28	Attendance at Annual Meeting
28	Nomination of Directors

30	Executive Compensation
51	Summary Compensation Table
53	Grants of Plan-Based Awards for Fiscal 2018
54	Outstanding Equity Awards at Fiscal 2018 Year-End
55	Option Exercises and Stock Vested for Fiscal 2018
56	Pension Benefits for Fiscal 2018
60	Non-Qualified Deferred Compensation for Fiscal 2018
61	Potential Payments upon Termination or Change in Control for Fiscal 2018 Table

66	CEO Pay Ratio

67	Compensation of Directors
67	Fiscal 2018 Director Compensation Program

69	Audit Committee Matters
69	Policy on Pre-Approval of Audit Firm Services
69	Audit Committee Report

71	Miscellaneous
71	Stock Ownership Information
71	Stock Ownership of Directors, Director Nominees and Executive Officers
72	Stock Ownership of Certain Beneficial Owners
73	Equity Compensation Plan Information
73	Proxy Solicitation Costs
74	Shareholder Proposals for the 2020 Annual Meeting
74	Other Matters

A-1	Appendix A - 2016 Valvoline Inc. Incentive Plan, as Amended

Proxy Voting Matters
Page
5	Proposal One - Election of Directors
10	Proposal Two - Ratification of Independent Registered Public Accounting Firm
11	Proposal Three - Non-Binding Advisory Resolution Approving Executive Compensation
12	Proposal Four - Approval of an Amendment to the 2016 Valvoline Inc. Incentive Plan

Compensation Discussion and Analysis
Page
30	Introduction
31	Executive Summary
31	Changes to the Fiscal 2018 Compensation Program
32	Fiscal 2018 Highlights
32	Compensation Philosophy
33	Pay for Performance
35	What We Do vs. What We Don’t Do
36	Elements of Valvoline’s Executive Compensation Program
37	How We Make Pay Decisions
37	Role of Consultant
38	Peer Group
39	Benchmarking / Survey Data
39	Internal Pay Equity
39	“Say on Pay”
39	Compensation Decisions for Fiscal 2018
39	Base Salary
40	Annual Incentive
42	Long-term Incentive
44	Other Benefits and Perquisites
44	Health and Welfare Benefits
44	Executive Perquisites
45	Post-termination
45	Retirement Benefits
45	Severance Benefits
46	Change in Control Benefits
48	Governance Policies and Practices
48	Clawback Policy
48	Stock Ownership Guidelines
48	Anti-Hedging / Anti-Pledging Policy
49	Risk Assessment
49	Compensation Decisions for Fiscal 2019
49	Deductibility of Compensation
50	Report of the Compensation Committee

PROXY STATEMENT

Questions and Answers About the Annual Meeting

∎	Why did I receive these proxy materials?

You are invited to attend the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of Valvoline Inc. (“Valvoline,” the “Company,” “we,” “us,” and “our”) and vote on the proposals described in this Proxy Statement because you were a shareholder of record of Valvoline common stock, par value $0.01 per share (“Common Stock”), as of the close of business on December 3, 2018 (the “Record Date”), the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting. Valvoline is soliciting proxies for use at the Annual Meeting, including any postponements or adjournments.

The Annual Meeting is being held at 8:00 a.m. (ET) on January 31, 2019, at Valvoline’s principal office, 100 Valvoline Way, Lexington, KY 40509.

∎	What is included in these proxy materials?

•	The Notice of Annual Meeting of Shareholders;

•	This Proxy Statement for the Annual Meeting; and

•	Valvoline’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 (the “2018 Annual Report”).

If you received printed versions by mail, these printed proxy materials also include the proxy card or voting instruction form for the Annual Meeting.

∎	Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this Notice of Annual Meeting of Shareholders and Proxy Statement, together with our 2018 Annual Report, by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they have specifically requested them. Instead, a Notice of Internet Availability of Proxy Materials (“Notice”) will be mailed to shareholders starting on or around December 17, 2018.

∎	How do I access the proxy materials?

The Notice will provide you with instructions regarding how to view Valvoline’s proxy materials for the Annual Meeting, including this Proxy Statement and the 2018

Annual Report, on the Internet. The Notice also instructs you on how you may submit your vote. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

∎	Who can attend the Annual Meeting?

Each shareholder of record of Valvoline as of the Record Date is invited to attend the Annual Meeting, although seating is limited. If your shares are held in the name of a broker, bank or other nominee, you will need to bring valid photo identification, such as a driver’s license or passport, and an account statement, proxy or letter from that nominee that confirms you are the beneficial owner of those shares as of the Record Date.

∎	Who may vote at the Annual Meeting?

Only shareholders of record of Valvoline as of the Record Date are entitled to receive the Notice of Annual Meeting of Shareholders and to vote their shares at the Annual Meeting. As of the Record Date, there were 188,164,687 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock entitles the shareholder to one vote on each matter properly brought before the Annual Meeting.

∎	What am I voting on?

At our Annual Meeting, shareholders will consider and vote on the following matters:

•	Election of eight members of our Board of Directors: Richard J. Freeland, Stephen F. Kirk, Carol H. Kruse, Stephen E. Macadam, Vada O. Manager, Samuel J. Mitchell, Jr., Charles M. Sonsteby, and Mary J. Twinem, to serve until our 2020 Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

•	Ratification of the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the 2019 fiscal year;

•	Non-binding advisory resolution approving our executive compensation (“Say on Pay”);

•	Approval of an amendment to the 2016 Valvoline Inc. Incentive Plan; and

•	Consideration and transaction of any other business properly brought before the Annual Meeting.

PROXY STATEMENT 1

∎	How can I vote?

If you are a registered shareholder as of the Record Date, you can vote (i) by attending the Annual Meeting, (ii) by following the instructions on the proxy card for voting by telephone or Internet or (iii) by signing, dating and mailing in your proxy card. If you hold shares through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available. If you hold your shares through a broker, bank or other nominee and would like to vote in person at the meeting, you must first obtain a proxy issued in your name from the institution that holds your shares.

All shares represented by validly executed proxies will be voted at the Annual Meeting, and such shares will be voted in accordance with the instructions provided. If no voting specification is made on your returned proxy card, Samuel J. Mitchell, Jr. or Julie M. O’ Daniel, as individuals named on the proxy card, will cast the votes represented by such proxy card (i) FOR the election of each of the eight director nominees, (ii) FOR the ratification of EY as our independent registered public accounting firm for the 2019 fiscal year, (iii) FOR the non-binding advisory resolution approving our executive compensation, and (iv) FOR the approval of an amendment to the 2016 Valvoline Inc. Incentive Plan.

∎	How do I vote shares attributable to the units of Valvoline Common Stock Fund credited to my account in the Valvoline 401(k) Plan?

If you are a participant in the Valvoline 401(k) Plan and are invested in the Valvoline Common Stock Fund within such plan as of the Record Date, you are entitled to instruct the trustee, Fidelity Management Trust Company, on how to vote any shares attributable to the units of Valvoline Common Stock credited to your account. The trustee will vote such shares as you instruct. To allow sufficient time for the trustee to vote, your voting instructions must be received by no later than 6:00 a.m. (ET) on January 29, 2019. If you do not provide instructions by that time, the shares attributable to the units of Valvoline Common Stock credited to your account will be voted by the trustee in the same proportion as it votes all the shares for which it has received timely voting instructions.

∎	What shares are included on the proxy card?

Your proxy card represents all shares of Common Stock that are registered in your name. If your shares are held through a broker, bank or other nominee, you will receive either a voting instruction form or a proxy card from your broker, bank or other nominee instructing you on how to vote your shares.

∎	Can I change my vote once I vote by mail, by telephone or over the Internet?

Yes. You have the right to change or revoke your proxy (1) at any time before the Annual Meeting by (a) notifying our Corporate Secretary in writing, (b) returning a later-dated proxy card or (c) entering a later dated telephone or Internet vote; or (2) by attending the Annual Meeting and voting in person, which will automatically cancel any proxy previously given, or by revoking your proxy in person, but attendance alone will not revoke any proxy that you have previously given.

If your shares are held through a broker, bank or other nominee, you must contact your broker, bank or other nominee to change your vote.

∎	Who will count the vote?

A representative of Broadridge Financial Solutions, Inc. will serve as the inspector of election for the Annual Meeting. The inspector of election will determine whether a quorum is present and will tabulate the votes cast by proxy and in person.

∎	Is my vote confidential?

Yes. Your vote is confidential.

∎	What constitutes a quorum?

As of the Record Date, 188,164,687 shares of Common Stock were outstanding and entitled to vote at the Annual Meeting. A majority of the shares issued and outstanding and entitled to be voted at the Annual Meeting must be present in person or by proxy to constitute a quorum to transact business at the Annual Meeting. If you vote in person, by telephone, over the Internet or by returning a properly executed proxy card, you will be considered a part of that quorum. Abstentions and broker non-votes (i.e., when a broker does not have authority to vote on a specific issue) will be treated as present for the purpose of determining whether a quorum exists.

2	PROXY STATEMENT

∎	What vote is required for approval of each matter to be considered at the Annual Meeting?

•	Election of directors—Pursuant to Article V of our Amended and Restated Articles of Incorporation (“Articles”), a director nominee will be deemed elected if the number of votes cast “for” that director nominee exceeds the number of votes cast “against” that director nominee.

•	Ratification of independent registered public accounting firm—The appointment of EY will be deemed ratified if the number of votes cast “for” its ratification exceeds the number of votes cast “against” it.

•	Non-binding advisory resolution approving our executive compensation—The non-binding advisory resolution approving our executive compensation will be deemed passed if the number of votes cast “for” the resolution exceeds the number of votes cast “against” it.

•	Approval of an Amendment to the 2016 Valvoline Inc. Incentive Plan—The Amendment to the 2016 Valvoline Inc. Incentive Plan will be approved if the votes cast “for” approval exceeds the votes cast “against” it.

∎	What is a Broker Non-Vote?

If your shares are held by a broker, you must instruct the broker on how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal for which the broker does not have discretionary authority to vote. This is referred to as a “broker non-vote.” Broker non-votes are counted as present in determining whether a quorum exists at the Annual Meeting, but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (“NYSE”).

Under the NYSE rules, your broker has discretionary authority to vote your shares on the ratification of Valvoline’s independent registered public accounting firm, even if your broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of Directors, the advisory vote on executive compensation, or the approval of an Amendment to the 2016 Valvoline Inc. Incentive Plan, without instructions from you. If you do not instruct your broker on these discretionary matters, a broker non-vote will occur and your shares will not be voted on these matters.

∎	Who will pay for the cost of this Proxy Solicitation?

The Company is making this proxy solicitation and will bear the cost of soliciting proxies. In addition to these proxy materials, the solicitation of proxies may be made in person, by telephone or by other electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We have also retained Georgeson LLC to assist in the solicitation for estimated fees of $10,500 plus reasonable out-of-pocket expenses. We may also reimburse brokers, banks, or other agents for the cost of forwarding proxy materials to beneficial owners.

∎	Can I access the Company’s Proxy Statement and Annual Report electronically?

Yes. This Proxy Statement and the 2018 Annual Report are available on our investor relations website at http://investors.valvoline.com/financial-reports/proxy, and at the SEC’s website, http://www.sec.gov.

∎	Does the Company offer an opportunity to receive future proxy materials electronically?

Yes. If you wish to view Valvoline’s future proxy materials and annual reports over the Internet instead of receiving copies in the mail, follow the instructions provided when you vote through the Internet. If you vote by telephone, by mail or in person, you will not have the option to elect electronic delivery while voting. If you elect electronic delivery, we will discontinue mailing our proxy materials and annual reports to you beginning next year and will instead send you an e-mail message notifying you of the Internet address or addresses where you may access such proxy materials and annual reports and vote your shares.

PROXY STATEMENT 3

∎	Where can I find the voting results of the meeting?

We intend to announce preliminary voting results at the Annual Meeting. We will report the final results on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, we will file an amended Form 8-K with the SEC to disclose the final voting results. You can obtain a copy of the Form 8-K from our investor relations website at http://investors.valvoline.com/sec-filings or through the SEC’s EDGAR system at http://www.sec.gov.

4	PROXY STATEMENT

Proposal One - Election of Directors

Proposal and Required Vote

Our Board of Directors (the “Board”) currently consists of the following eight members: Richard J. Freeland, Stephen F. Kirk, Carol H. Kruse, Stephen E. Macadam, Vada O. Manager, Samuel J. Mitchell, Jr., Charles M. Sonsteby and Mary J. Twinem. Other than Ms. Kruse, each member of the Board was elected at the 2018 Annual Meeting of Shareholders. Ms. Kruse was elected by the Board, effective December 4, 2018. Each of the current members of our Board has been nominated for election at the Annual Meeting. See the “Corporate Governance—Valvoline’s Board of Directors” section of this Proxy Statement for further information about the structure, operations and roles of our Board. The Governance and Nominating Committee (“G&N Committee”) of our Board has confirmed that all eight nominees will be available to serve as directors upon election and recommends their election.

Directors are elected at each annual meeting of shareholders and hold office until the following annual meeting of shareholders and until their successors have been duly elected and qualified. Pursuant to our Articles, a director nominee in an uncontested election must receive the affirmative vote of a majority of votes cast with respect to that director nominee in order to be elected to our Board. Therefore, to be elected at the Annual Meeting, a director nominee must receive more votes cast “for” his or her election than votes cast “against” his or her election. Abstentions and broker non-votes will not be counted as votes cast. Nominees elected at the Annual Meeting will serve until our 2020 Annual Meeting of Shareholders and will hold office until their successors are duly elected and qualified.

Pursuant to the Board’s resignation policy in our Corporate Governance Guidelines (published on our website at http://investors.valvoline.com/governance), any nominee who is serving as a director at the time of an uncontested election who fails to receive a greater number of votes “for” his or her election than votes “against” his or her election will tender his or her resignation for consideration by the Board no later than two weeks following the certification of the shareholder vote. The Board will decide, through a process managed by the G&N Committee, whether to accept the resignation within 90 days following the annual meeting of shareholders. The Company will then promptly disclose the Board’s decision and reasons therefor. As a condition to his or her nomination, each person nominated by the G&N Committee must agree in advance to abide by the policy. Each of the current members of our Board has been nominated for election at the Annual Meeting and has agreed to abide by this policy.

If no voting specification is made on a properly returned or voted proxy card, Samuel J. Mitchell, Jr. or Julie M. O’Daniel (as proxies named on the proxy card) will cast the votes represented by such proxy card FOR each of the eight nominees named in this Proxy Statement. Should any of the nominees be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies may vote for a replacement nominee recommended by the Board, or the Board may reduce the number of directors to be elected at the Annual Meeting.

Information Concerning Director Nominees

The eight individuals nominated for election as directors at the Annual Meeting are Richard J. Freeland, Stephen F. Kirk, Carol H. Kruse, Stephen E. Macadam, Vada O. Manager, Samuel J. Mitchell, Jr., Charles M. Sonsteby and Mary J. Twinem. Each of these nominees is currently a member of our Board and has agreed to stand for election. Background information about each director nominee is set forth below, including information regarding the specific experiences, characteristics, attributes and skills considered in connection with the nomination of each director nominee, all of which the Board believes provide the Company with the perspective and judgment needed to guide, monitor and execute its strategies.

PROXY STATEMENT 5

Richard J. Freeland President and Chief Operating Officer of Cummins Inc. Director since: 2016 Age: 61 Committees: • Governance & Nominating • Compensation

Professional Experience:

Mr. Freeland has served as a director of Valvoline since September 2016. Mr. Freeland has also served as President and Chief Operating Officer of Cummins Inc., a diesel engine and components manufacturer, since July 2014. Prior to that position, Mr. Freeland served as Vice President and President of the Engine Business of Cummins Inc. from 2010 until 2014 and served in various other roles since joining Cummins Inc. in 1979.

Education:

Mr. Freeland holds a Bachelor of Science in industrial management from Purdue University’s Krannert School of Management and a Master of Business Administration from Indiana University’s Kelley School of Business.

Public Company Boards:

Mr. Freeland has served as a director of Cummins Inc. since 2017.

Qualifications:

As the President and Chief Operating Officer of Cummins Inc., Mr. Freeland’s experience and knowledge in the areas of product development, manufacturing, marketing and sales provide him with the qualifications and skills to serve as a director on our Board. He also brings significant experience gained from service on the board of directors of other companies.

Stephen F. Kirk

Chairman of the Board;
Retired Senior Vice
President and Chief
Operating Officer of The
Lubrizol Corporation

Director since: 2016

Age: 69

Committees:

•   Governance & Nominating

•   Compensation (Chair
through 11/13/2017)

Professional Experience:

Mr. Kirk is Valvoline’s Chairman of the Board, effective October 2017, and has served as a director of Valvoline since September 2016. Mr. Kirk served as Senior Vice President and Chief Operating Officer of The Lubrizol Corporation, a specialty chemicals company, from September 2008 until his retirement in December 2011. From June 2004 to September 2008, he served as President of Lubrizol Additives. Prior to that, Mr. Kirk served as Vice President of Sales and Marketing of Lubrizol from June 1999 to June 2004.

Education:

Mr. Kirk holds a Bachelor of Science and Master of Science in chemical engineering from Cornell University and a Master of Business Administration from Cleveland State University.

Public Company Boards:

Mr. Kirk served as a director of Ashland Global Holdings Inc. from November 2013 until January 2017. Within the past five years, Mr. Kirk also served as a director of Robbins & Myers, Inc.

Non-Profit Boards:

Mr. Kirk serves as Executive in Residence at the Monte Ahuja College of Business at Cleveland State University. He is also a member of the Cleveland State University Board of Trustees where he serves as chair of the Academic Affairs Committee. Mr. Kirk is vice-chair of the Vocational Guidance Service Board and serves on the Boy Scouts of America-Western Reserve Council Advisory Board.

Qualifications:

As the former Senior Vice President and Chief Operating Officer of The Lubrizol Corporation, Mr. Kirk’s experience and knowledge in the areas of operations and corporate leadership provide him with the qualifications and skills to serve as a director on our Board. He also brings significant experience gained from service on the board of directors of other companies.

6	PROXY STATEMENT

Carol H. Kruse Chief Marketing Officer of Cambia Health Solutions Director since: 2018 Age: 56 Committees: • Governance & Nominating • Compensation

Professional Experience:

Ms. Kruse has served as a director of Valvoline since December 2018. Ms. Kruse has also served as Senior Vice President and Chief Marketing Officer of Cambia Health Solutions, a health solutions company, since December 2014. Prior to joining Cambia Health Solutions, she was Senior Vice President and Chief Marketing Officer at ESPN, a global omni-channel sports programming and content company, from October 2010 until October 2013. Prior to that position, she served as Vice President, Global Digital Marketing, at The Coca-Cola Company from July 2007 until October 2010 and as Coca-Cola’s Vice President, North America Interactive Marketing from August 2001 to July 2007.

Education:

Ms. Kruse holds a Bachelor of Arts in international relations from Pomona College and a Master of Business Administration from the University of Southern California.

Privately-Held Company Boards:

Ms. Kruse has served as a director of Unified since 2014.

Non-Profit Boards:

Ms. Kruse serves as Portland Chapter President of The CMO Club. She is also a member of the Board of Trustees of Portland’s Pioneer Square and on the Executive Committee of Go Red for Women/American Heart Association for Oregon.

Qualifications:

Ms. Kruse’s significant experience and knowledge in the areas of digital marketing, sports and entertainment marketing, technology platform design and development, and consumer acquisition, retention and engagement through digital, mobile and social channels provide her with the qualifications and skills to serve as a director on our Board.

Stephen E. Macadam President and Chief Executive Officer of EnPro Industries, Inc. Director since: 2016 Age: 58 Committees: • Governance & Nominating • Compensation

Professional Experience:

Mr. Macadam has served as a director of Valvoline since September 2016. Mr. Macadam has also served as Chief Executive Officer and President of EnPro Industries, Inc., a manufacturing company, since April 2008. Prior to joining EnPro Industries, Inc. he was Chief Executive Officer of BlueLinx Inc., a building products wholesaler from October 2005 to March 2008.

Education:

Mr. Macadam holds a Bachelor of Science in mechanical engineering from the University of Kentucky, a Master of Science in finance from Boston College and a Master of Business Administration from Harvard Business School.

Public Company Boards:

Mr. Macadam has served as a director of EnPro Industries, Inc. since 2008. Within the past five years, Mr. Macadam also served as a director of Axiall Corporation from 2009 to 2014.

Qualifications:

As the President and Chief Executive Officer of EnPro Industries, Inc., Mr. Macadam’s experience and knowledge in the areas of corporate governance, industrial products manufacturing, product distribution and procurement provide him with the qualifications and skills to serve as a director on our Board. He also brings significant experience gained from service on the board of directors of other companies.

PROXY STATEMENT 7

Vada O. Manager

President and Chief
Executive Officer of
Manager Global Consulting
Group LLC; Senior Counselor of
APCO Worldwide

Director since: 2016

Age: 57

Committees:

•   Audit

•   Governance & Nominating (Chair)

•   Compensation

Professional Experience:

Mr. Manager has served as a director of Valvoline since September 2016. Mr. Manager has also served as the President and Chief Executive Officer of Manager Global Consulting Group LLC, a consulting firm, since 2009. Mr. Manager has also served as a Senior Counselor of APCO Worldwide, a global public affairs and strategic communications consultancy, since 2010. Prior to that position, he was an independent global consultant advising companies regarding brand positioning, M&A and product sourcing – skills acquired while in senior roles at Nike, Inc. and Levi Strauss & Co. Mr. Manager served as the Senior Director of Global Issues Management for Nike, Inc. from 2006 until March 2009, and he held various management positions at Nike and Levi’s between 1994 and 2009.

Education:

Mr. Manager holds a Bachelor of Science in political science from Arizona State University and performed graduate work at the London School of Economics.

Public Company Boards:

Mr. Manager served as a director of Ashland Global Holdings Inc. from 2008 until January 2017.

Non-Profit Boards:

Mr. Manager serves as the Chair of the Executive Public Affairs Counsel at the U.S. Military Academy at West Point. He also serves on the board of directors of Helios Education Foundation, Arizona State University Center for Race and Democracy and the Mannie Jackson Center for the Humanities at Lewis & Clark Community College.

Qualifications:

As the President and Chief Executive Officer of Manager Global Consulting Group and as Senior Counselor of APCO Worldwide, Mr. Manager’s experience and knowledge in the areas of product sourcing, M&A, strategic communications and global management consulting provide him with the qualifications and skills to serve as a director on our Board. He also brings significant experience gained from service on the board of directors of Ashland Global Holdings Inc.

Samuel J. Mitchell, Jr. Chief Executive Officer and Director of Valvoline Inc. Director since: 2016 Age: 57 Committees: N/A

Professional Experience:

Mr. Mitchell has served as a director of Valvoline and as Valvoline’s Chief Executive Officer since May 2016 and September 2016, respectively. Prior to becoming Valvoline’s Chief Executive Officer, Mr. Mitchell served as Senior Vice President of Ashland Inc. from July 2011 to September 2016 and President of Valvoline from January 2002 to September 2016.

Education:

Mr. Mitchell holds a Bachelor of Science in business administration from Miami University and a Master of Business Administration from the University of Chicago. He is also a graduate of Harvard Business School’s Advanced Management Program.

Non-Profit Boards:

Mr. Mitchell serves on the Board of Trustees of Transylvania University and the University of Kentucky Gatton College of Business Dean’s Advisory Council. He also served on the Board of the Automotive Aftermarket Suppliers Association from 2006 to 2012.

Qualifications:

As our Chief Executive Officer, Mr. Mitchell’s significant experience and knowledge in the areas of finance, accounting, business operations, management, manufacturing, safety, risk oversight and corporate governance, as well as his experience in the lubricants industry, provide him with the qualifications and skills to serve as a director on our Board.

8	PROXY STATEMENT

Charles M. Sonsteby Former Vice Chairman of The Michaels Companies Director since: 2016 Age: 65 Committees: • Audit (Chair) • Governance & Nominating • Compensation

Professional Experience:

Mr. Sonsteby has served as a director of Valvoline since September 2016. Mr. Sonsteby served as Vice Chairman of The Michaels Companies, an arts and crafts retail chain, from June 2016 until his retirement in October 2017. From October 2010 to August 2016, he served as Chief Financial Officer and Chief Administrative Officer of The Michaels Companies. Prior to that position, Mr. Sonsteby served as Chief Financial Officer of Brinker International, a hospitality industry company, from 2001 until October 2010.

Education:

Mr. Sonsteby holds a Bachelor of Science in accounting from the University of Kentucky.

Public Company Boards:

Mr. Sonsteby has served as a director of Darden Restaurants, a restaurant operator, since September 2014, and as its Chairman of the Board since March 2016.

Non-Profit Boards:

Mr. Sonsteby is a member of the Dean’s Advisory Committee at the University of Kentucky. He previously served on the Boards of Child Care Group of Dallas and the Town North YMCA.

Qualifications:

As the former Vice Chairman and former Chief Financial Officer and Chief Administrative Officer of The Michaels Companies, Mr. Sonsteby’s experience and knowledge in the areas of retail operations, supply chain, international, finance, accounting, tax, treasury and investor relations provide him with the qualifications and skills to serve as a director on our Board. He also brings significant experience gained from service on the board of directors of Darden Restaurants.

Mary J. Twinem

Retired Executive Vice President and Chief Financial Officer of Buffalo Wild Wings, Inc.

Director since: 2016

Age: 58

Committees:

•   Audit

•   Governance & Nominating

•   Compensation (Chair, effective 11/14/2017)

Professional Experience:

Ms. Twinem has served as a director of Valvoline since September 2016. Ms. Twinem served as Executive Vice President and Chief Financial Officer of Buffalo Wild Wings, Inc., a restaurant operations and franchising company, from July 1996 until her retirement in February 2016. Prior to that position, she served as Controller of Buffalo Wild Wings, Inc. since 1995.

Education:

Ms. Twinem holds a Bachelor of Science in accounting from the University of Wisconsin-Platteville and is a Certified Public Accountant (inactive).

Public Company Boards:

Ms. Twinem has served as a trustee of Investors Real Estate Trust (IRET), a real estate investment trust, since February 2018.

Privately-Held Company Boards:

Ms. Twinem served as a director of Mendota Holdings, Inc. from 2012 to November 2018.

Non-Profit Boards:

Ms. Twinem has served as a director of Medica Holdings Company since 2015.

Qualifications:

Ms. Twinem’s significant experience and knowledge in the areas of financial reporting, financial planning and analysis, investor relations and supply chain provide her with the qualifications and skills to serve as a director on our Board. She also brings significant franchise experience gained from her more than 20 years of service as an executive officer of Buffalo Wild Wings.

The Board unanimously recommends that shareholders vote FOR the election of each director nominee.	✓

PROXY STATEMENT 9

Proposal Two - Ratification of Independent Registered Public Accounting Firm

The Audit Committee of our Board of Directors (the “Audit Committee”) reviews our accounting firm’s qualifications, performance and independence in accordance with regulatory requirements and guidelines to determine whether to reappoint such firm as our independent registered public accounting firm. We refer to the fiscal years ending September 30, 2017, 2018 and 2019 as “fiscal 2017,” “fiscal 2018,” and “fiscal 2019,” respectively. Based on its review, the Audit Committee has recommended to the Board, and the Board has approved, the appointment of Ernst & Young LLP to audit Valvoline’s Consolidated Financial Statements and Internal Control Over Financial Reporting for fiscal 2019. See the “Corporate Governance—Valvoline’s Board of Directors—Committees” section of this Proxy Statement for further information about the role and responsibilities of our Audit Committee.

The following table presents the aggregate fees (including out-of-pocket costs) for professional services rendered by the member firms of Ernst & Young LLP and their respective affiliates (collectively, “EY”) for fiscal 2018 and fiscal 2017. The fees paid to EY shown in the table below were all pre-approved in accordance with Audit Committee procedures discussed in the “Audit Committee Matters” section of this Proxy Statement.

(in thousands)	2018	2017
Audit Fees(1)	$3,037	$3,327
Audit-Related Fees(2)	$30	$17
Tax Fees(3)	$14	$113
All Other Fees	$0	$0
Total	$3,081	$3,457

(1)

Audit fees include fees and expenses associated with the annual audit of Valvoline’s consolidated financial statements and internal controls over financial reporting and review of Valvoline’s interim consolidated financial statements. Audit fees also include fees associated with various audit requirements of Valvoline’s foreign subsidiaries (statutory audit requirements).

(2)	Audit-related fees included fees related to reviews of our franchise disclosure filings.

(3)	Tax fees include fees principally incurred for assistance with U.S. tax compliance.

Our shareholders are being asked to ratify the appointment of EY as Valvoline’s independent registered public accounting firm for fiscal 2019. The appointment of EY will be deemed ratified if the number of votes cast “for” ratification exceed the number of votes cast “against” it. Abstentions and broker non-votes will not be counted as votes cast “for” or “against” ratification. If our shareholders fail to ratify the appointment of EY, the Audit Committee may, but is not required to, reconsider the selection of such firm. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

The Company has been advised by EY that neither the firm, nor any covered person of the firm, has any financial interest, direct or indirect, in any capacity in Valvoline or its subsidiaries.

One or more representatives of EY will be present at the Annual Meeting to respond to questions from shareholders and will be given the opportunity to make a statement.

If no voting specification is made on a properly returned or voted proxy card, Samuel J. Mitchell, Jr. or Julie M. O’Daniel (as proxies named on the proxy card) will cast the votes represented by such proxy card FOR the ratification of EY as Valvoline’s independent registered public accounting firm for fiscal 2019.

The Board unanimously recommends that shareholders vote FOR the ratification of EY as Valvoline’s independent registered public accounting firm for fiscal 2019.
✓

10	PROXY STATEMENT

Proposal Three - Non-Binding Advisory Resolution Approving Executive Compensation

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, under Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are seeking your vote, on a non-binding advisory basis, on the compensation of our named executive officers as described in the Compensation Discussion and Analysis, compensation tables and narrative disclosure, as provided in this Proxy Statement. Specifically, shareholders are being asked to vote upon, and the Board has approved and unanimously recommends, the following non-binding advisory resolution:

RESOLVED, that the compensation paid to Valvoline’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.

The Board believes that our executive compensation program is well-designed, appropriately aligns executive pay with company performance and incentivizes desirable executive performance. This proposal gives you an opportunity to express your own view of our fiscal 2018 executive compensation practices. While the vote does not address any specific item of compensation and is not binding on the Board, the Board and its Compensation Committee (the “Compensation Committee”) value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions.

The advisory resolution approving our executive compensation shall be deemed approved if the number of votes cast “for” the resolution exceed the number of votes cast “against” the resolution. Abstentions and broker non-votes will not be counted as votes cast “for” or “against” the resolution.

If no voting specification is made on a properly returned or voted proxy card, Samuel J. Mitchell, Jr. or Julie M. O’Daniel (as proxies named on the proxy card) will cast the votes represented by such proxy card FOR the approval of the resolution.

The Board unanimously recommends that shareholders vote FOR the advisory resolution on our executive compensation.
✓

PROXY STATEMENT 11

Proposal Four - Approval of an Amendment to the 2016 Valvoline Inc. Incentive Plan

We are seeking your vote to approve an amendment to the 2016 Valvoline Inc. Incentive Plan (the “2016 Incentive Plan”) to increase the number of shares of Valvoline Common Stock reserved for issuance under the 2016 Incentive Plan by an additional 10,000,000 shares. The proposed amendment to the 2016 Incentive Plan also:

•

revises the fungible share ratio to 4-to-1 (from 4.5-to-1.0) for full value awards (restricted stock, restricted stock units, performance stock units, recognition awards, incentive awards and dividend equivalents) granted on or after January 31, 2019. Under such provision, full value awards will reduce the shares authorized for issuance (the “share reserve”) under the 2016 Incentive Plan by four shares for every share awarded. Stock options and stock appreciation rights will continue to reduce the share reserve on a one-for-one basis;

•

provides that if an employee is terminated without cause within two years (increased from one year) after a change in control, any outstanding equity award that is assumed, continued, converted or replaced in connection with the change in control will become fully vested upon such termination; and

•	revises an administrative provision regarding the determination of target incentive awards.

The Board has determined that it is in the best interests of the Company and our shareholders to approve this Proposal. The Board has approved the amendment of the 2016 Incentive Plan subject to shareholder approval and recommends that shareholders vote in favor of this Proposal at the Annual Meeting.

Reasons for the Proposal

Background

The 2016 Incentive Plan was initially approved by the Board and the Company’s sole shareholder (Ashland Global Holdings Inc.) on September 26, 2016. At the time, 7,000,000 shares of our Common Stock were reserved for issuance under the 2016 Incentive Plan. In November 2018, the Compensation Committee approved annual equity awards for fiscal 2019 for the Company’s executive officers and other key employees, leaving 1,543,930 shares available for issuance under the 2016 Incentive Plan as of December 3, 2018, or based on the current 4.5-to-1.0 fungible share ratio, a maximum of 343,095 shares if the Company issues all remaining shares as full value awards. Based on the Company’s annual share usage (“burn rate”), we do not expect to have sufficient shares to meet our anticipated equity compensation needs for fiscal 2020, which begins on October 1, 2019.

Shares Available for Future Awards

To meet our future equity compensation needs, the Board approved and adopted the amendment to the 2016 Incentive Plan on December 5, 2018, subject to approval by our shareholders at the Annual Meeting, and the amendment will become effective upon receiving shareholder approval at the Annual Meeting. By reserving an additional 10,000,000 shares for issuance under the 2016 Incentive Plan, a total of 11,543,930 shares of our Common Stock will be available for future issuance, or a maximum of 2,885,982 shares if the Company issues solely full value awards utilizing the amended 4-to-1 fungible share ratio. We expect that the shares of Common Stock authorized for issuance under the 2016 Incentive Plan will meet the Company’s equity compensation needs for approximately three to four years.

The 10,000,000 additional shares approved for issuance by the Board represents approximately 5.3% of the total number of shares of our Common Stock outstanding as of December 3, 2018. Our Common Stock is listed on the NYSE under the symbol “VVV.” On December 3, 2018, the closing price of our Common Stock on the NYSE was $21.14 per share.

Reasons for Voting for the Proposal

Our Board recommends that our shareholders approve the amendment to the 2016 Incentive Plan. As noted above, absent an increase in the share reserve, we do not expect to have sufficient shares to meet our anticipated equity compensation needs for fiscal 2020. As discussed in the “Compensation Discussion & Analysis” section of this Proxy Statement, we rely on equity compensation to attract, retain and motivate key employees, link compensation with key business objectives and share price, and align interests with shareholders. Approval of the amendment to the 2016 Incentive Plan would further these objectives by allowing us to continue to grant equity awards to key employees. In addition, approval of the amendment provides participants with accelerated vesting of outstanding equity awards in the event they are terminated without cause within the two-year period (versus the current one-year

12	PROXY STATEMENT

period) following a change in control. Based on a review of the competitive market, including the Company’s peer group, the Board approved this provision to provide additional security to participants related to change in control uncertainties. If shareholders do not approve the amendment to the 2016 Incentive Plan, our ability to attract, retain and motivate the key employees we need to compete in our industry could be seriously harmed and negatively impact our long-term success.

In determining the number of additional shares to reserve for issuance under the 2016 Incentive Plan, our Board considered the number of shares available for future awards, the burn rate, the potential dilution resulting from the proposed increase, the shareholder value transfer resulting from the proposed increase, equity plan guidelines established by certain proxy advisory firms and advice provided by Deloitte, the compensation consultant to the Compensation Committee.

Burn Rate

A key equity metric utilized by the Compensation Committee in determining awards under the 2016 Incentive Plan is our “burn rate,” which is generally the total number of shares we award pursuant to the 2016 Incentive Plan each year relative to our weighted average number of shares of Common Stock outstanding. As noted above, our Board considered our burn rate in determining the number of additional shares to reserve for issuance under the 2016 Incentive Plan. The following table shows our use of equity under the 2016 Incentive Plan during the last two fiscal years (awards granted in fiscal 2016 were granted pursuant to the Ashland equity plans):

Fiscal Year	Time- Based RSUs	PSUs (at Target)	SARs	Total Granted	Weighted Average # of Common Shares	Burn Rate
2018	287,200	160,770	228,230	676,200	197,000,000	0.34%
2017	306,179	—	—	306,179	204,000,000	0.15%
Average Burn Rate (2017-2018)						0.25%

2016 Incentive Plan Combines Compensation and Corporate Governance Best Practices

The 2016 Incentive Plan includes provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices including:

•	Administration. The 2016 Incentive Plan is administered by the Compensation Committee, which consists entirely of independent, non-employee directors.

•

Fungible Share Ratio.    Full value awards reduce the share reserve more heavily than stock options and stock appreciation rights. As noted above, full value awards reduce the share reserve on a 4.5-to-1.0 basis (decreasing to 4-to-1 if the proposed amendment is approved by our shareholders) and stock options and stock appreciation rights reduce the share reserve on a 1-to-1 basis.

•

No Liberal Share Counting or Recycling.    The share reserve shall not be increased by (i) any shares of Common Stock tendered to us for payment of a stock option’s exercise price; (ii) any shares of Common Stock withheld to satisfy tax withholding obligations in connection with an award; or (iii) any shares of Common Stock repurchased by the Company with stock option proceeds.

•

No Evergreen Provision.    The 2016 Incentive Plan does not provide for an automatic annual increase to the share reserve (i.e., an “evergreen” provision), but instead reserves a fixed number of shares of our Common Stock for issuance. Shareholder approval is required to increase the share reserve.

•

Minimum Vesting for Equity Awards.    The 2016 Incentive Plan provides that no portion of a stock option or stock appreciation right award may vest before the one-year anniversary of the grant date. The 2016 Incentive Plan further provides that the minimum restricted period is one year for performance stock units and three years for restricted stock and restricted stock units, subject to a five percent carve-out, as discussed below.

•	No Repricing. The 2016 Incentive Plan prohibits the repricing, cash-out or other exchange of underwater stock options and stock appreciation rights without prior shareholder approval.

PROXY STATEMENT 13

•

No Discounted Stock Options or Stock Appreciation Rights.    All stock options and stock appreciation rights granted under the 2016 Incentive Plan must have an exercise price equal to or greater than the fair market value of our Common Stock on the grant date.

•

No Liberal Change in Control Provisions.    The 2016 Incentive Plan generally prohibits “single trigger” accelerated vesting of outstanding awards in connection with a change in control unless such awards are not assumed, continued, converted or replaced. If awards are assumed, continued, converted or replaced, the 2016 Incentive Plan permits accelerated vesting only if the employee is terminated without cause within the one-year period following the change in control (increased to the two-year period, if the amendment to the 2016 Incentive Plan is approved). In addition, the definition of change in control requires the actual consummation of a transaction.

•	Awards subject to forfeiture/clawback. Awards granted under the 2016 Incentive Plan are subject to forfeiture/recovery in accordance with the Company’s clawback policy.

•	No Tax Gross-ups. The 2016 Incentive Plan does not provide for any tax gross-ups.

Summary of Material Terms of the 2016 Incentive Plan

A summary of the material terms of the 2016 Incentive Plan, as proposed to be amended, is set forth below. The summary is qualified in its entirety by reference to the full text of the 2016 Incentive Plan, as proposed to be amended, which is filed with this Proxy Statement as Appendix A.

Authorized Shares

Subject to adjustment as provided in the 2016 Incentive Plan, a total of 7,000,000 shares of our Common Stock were initially reserved for issuance under the 2016 Incentive Plan. Of such amount, 1,543,930 shares remained available for issuance as of December 3, 2018. If the amendment to the 2016 Incentive Plan is approved, an additional 10,000,000 shares of our Common Stock will be reserved for issuance for an aggregate of 11,543,930 shares of our Common Stock available for future issuance under the 2016 Incentive Plan. In the event of a stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, stock distribution, liquidation or other similar change in capitalization, or any distribution to common shareholders other than normal cash dividends, an automatic adjustment will be made in the number or kind of shares reserved for issuance under the 2016 Incentive Plan, the number or kind of shares subject to any outstanding award and the price per share and performance goals applicable to any outstanding award, as determined by the Compensation Committee in its sole discretion, in order to maintain the proportionate interest of the participants before and after the event.

Any shares of Common Stock issued or delivered under the 2016 Incentive Plan pursuant to restricted stock awards, restricted stock unit awards, recognition awards, incentive awards, performance stock units and dividend equivalents (collectively, “Full Value Awards”) reduce the shares authorized for issuance on a 4.5-to-1.0 basis. If the amendment to the 2016 Incentive Plan is approved, any shares of Common Stock issued or delivered under the 2016 Incentive Plan pursuant to Full Value Awards on or after January 31, 2019 will reduce the shares authorized for issuance on a 4-to-1 basis. Stock options and stock appreciation rights reduce the shares authorized for issuance under the 2016 Incentive Plan on a one-for-one basis.

Plan Administration

Our Compensation Committee will administer the 2016 Incentive Plan, and will have full and exclusive authority to interpret the terms of the 2016 Incentive Plan and select the participants; determine the type, size and terms of the awards to be made to each participant; determine the time when awards will be granted; prescribe the form of agreement for awards; establish, amend and rescind rules and regulations related to the 2016 Incentive Plan; provide for accelerated vesting of any outstanding awards; make any determinations which it believes are necessary or advisable for the administration of the 2016 Incentive Plan; and correct any defect or supply any omission or reconcile any inconsistency in the 2016 Incentive Plan or in any award.

14	PROXY STATEMENT

Eligibility

Non-employee directors, officers and employees of Valvoline are eligible to be granted awards under the 2016 Incentive Plan.

Approximately 6,700 employees are eligible to receive awards under the 2016 Incentive Plan, including all of Valvoline’s executive officers. There are seven non-employee directors eligible to receive awards under the 2016 Incentive Plan. As of September 30, 2018, equity awards under the 2016 Incentive Plan were held by a total of 2,194 current and former employees and non-employee directors.

Restricted Stock and Restricted Stock Unit (“RSU”) Awards

Participants in the 2016 Incentive Plan may receive one or more restricted stock awards or RSU awards as the Compensation Committee may from time to time determine. Except as otherwise provided in an award agreement (or other agreement), upon a termination of employment or pursuant to a change in control, a restricted stock award or RSU award will have a minimum restricted period of (i) one year in the case of restrictions that lapse based on the achievement of performance goals; and (ii) three years in the case of restrictions that lapse based solely on the passage of time, which period may, at the discretion of the Compensation Committee, lapse on a pro-rated, graded, or cliff basis. Notwithstanding the foregoing, in the Compensation Committee’s sole discretion, no more than 5% of the shares of Common Stock available for issuance as restricted stock awards or pursuant to RSU awards may have a restricted period of less than three years.

Participants will be entitled to all rights incident to ownership of Common Stock with respect to his or her restricted stock, including, but not limited to, the right to vote such shares of restricted stock and to receive dividends thereon when, as and if paid, in cash, shares of restricted stock or dividend equivalents, as set forth in the applicable award agreement or as determined by the Compensation Committee, in its discretion. Participants will not have any rights as a shareholder with respect to the shares of Common Stock subject to RSU awards until such time, if any, that shares of Common Stock are delivered to a participant pursuant to the terms of the applicable award agreement. Participants with RSU awards will have such rights, if any, to dividend equivalents as are set forth in the applicable award agreement or as determined by the Compensation Committee, in its discretion. Payment of vested RSUs (and dividend equivalents, if applicable) may be made in one or more installments and may be made wholly in cash, wholly in shares of Common Stock or a combination thereof as determined by the Compensation Committee.

Except as otherwise provided in the award agreement or as determined by the Compensation Committee, in the event that a restricted stock award or RSU award has been made to a participant whose employment or service as a director is subsequently terminated for any reason prior to the lapse of all restrictions thereon, such award will be forfeited in its entirety by such participant.

Incentive Awards

Any participant may receive one or more incentive awards, as the Compensation Committee may from time to time determine. The target incentive award will be a fixed percentage of a participant’s base salary paid during the year (or such other amount as determined by the Compensation Committee, if the amendment to the 2016 Incentive Plan if approved). Payments may be made in one or more installments and may be made in cash, shares of Common Stock or a combination thereof as determined by the Compensation Committee.

Unless otherwise provided in an award agreement (or other agreement) or determined and directed by the Compensation Committee, an incentive award will terminate if the participant does not remain continuously employed and in good standing with Valvoline or any of its subsidiaries until the last business day of the month immediately preceding the month in which such incentive award is otherwise payable. Unless otherwise provided in an award agreement (or other agreement) or determined and directed by the Compensation Committee, in the event a participant’s employment is terminated because of death, disability, retirement, or other employment termination event determined in the discretion of the Compensation Committee, the participant (or his or her beneficiaries or estate) will receive the prorated portion of the payment of an incentive award for which the participant would have otherwise been eligible based upon the portion of the performance period during which he or she was so employed so long as the performance goals are subsequently achieved.

PROXY STATEMENT 15

Performance Stock Unit (“PSUs”) Awards

Any participant may receive one or more PSU awards, as the Compensation Committee may from time to time determine. Each PSU award will be established in dollars or shares of Common Stock, or a combination of both, as determined by the Compensation Committee. The amount of payment with respect to PSU awards will be determined by the Compensation Committee and will be based on the original amount of such PSU award (including any dividend equivalents with respect thereto) adjusted to reflect the attainment of the performance goals during the performance period. Payment may be made in one or more installments and may be made wholly in cash, wholly in shares of Common Stock or a combination thereof as determined by the Compensation Committee.

Unless otherwise provided in an award agreement (or other agreement) or determined and directed by the Compensation Committee, a PSU award (including any dividend equivalents with respect thereto) will terminate for all purposes if the participant does not remain continuously employed and in good standing with Valvoline or any of its subsidiaries until the last business day of the month immediately preceding the month in which such PSU award is otherwise payable. Unless otherwise provided in an award agreement (or other agreement) or determined and directed by the Compensation Committee, a participant (or his or her beneficiaries or estate) whose employment was terminated because of death, disability, retirement or other employment termination event determined in the discretion of the Compensation Committee will receive a prorated portion of the payment of his or her PSU award (including any dividend equivalents with respect thereto) based upon the portion of the performance period during which he or she was so employed so long as the performance goals are subsequently achieved.

Recognition Awards

Any participant may receive a recognition award of shares of Common Stock for such reasons and in such amounts as the Compensation Committee may from time to time determine.

Option and SAR Awards

Any participant may receive one or more option or SAR awards, as the Compensation Committee may from time to time determine. Any option may be granted as an incentive stock option (“ISO”) or as a nonqualified stock option (or “NQSO”) as designated by the Compensation Committee at the time of the grant of such option; provided that only employees of Valvoline and its subsidiaries may be granted ISOs. Every ISO will provide for a fixed expiration date of not later than ten years from the date such ISO is granted. Every NQSO and SAR will provide for a fixed expiration date of not later than ten years and one month from the date such NQSO or SAR is granted.

The exercise price of Common Stock issued pursuant to each option or SAR will be fixed by the Compensation Committee at the time of the grant and may in no event ever be less than 100% of the fair market value of the Common Stock on the date such award is granted, subject to adjustment upon changes in capitalization. The Compensation Committee may provide for options or SARs granted to be exercisable in whole or in part.

Except as otherwise provided in the 2016 Incentive Plan, the exercise price for the Common Stock subject to an option must be paid in full when the option is exercised. Subject to such rules as the Compensation Committee may impose, the exercise price may be paid in whole or in part: (i) in cash; (ii) by tendering (either by actual delivery or attestation) unencumbered shares of Common Stock previously acquired by the participant exercising such option having an aggregate fair market value at the time of exercise equal to the total exercise price; (iii) by a combination of such methods of payment; or (iv) by such other consideration as will constitute lawful consideration for the issuance of Common Stock and approved by the Compensation Committee (including, without limitation, effecting a cashless exercise of the option with a broker) or by having Valvoline withhold shares of Common Stock otherwise issuable pursuant to the exercise of the option.

A SAR will entitle the participant, upon exercise, to surrender the SAR and receive in exchange therefore an amount equal to (i) the excess, if any, of (x) the fair market value of a share of Common Stock at the time the SAR is exercised over (y) the exercise price specified in such SAR, (ii) multiplied by the number of shares of Common Stock covered by such SAR, or portion thereof, which is so surrendered. Such amount will be paid to the participant in shares of Common Stock the number of which will be determined by dividing such amount by the fair market value of the Common Stock at the time of exercise; provided that the exercise of any SAR may be settled wholly in cash or

16	PROXY STATEMENT

a combination of cash and shares of Common Stock as set forth in the award agreement or as determined by the Compensation Committee.

Unless otherwise provided in an award agreement (or other agreement) or determined by the Compensation Committee, options and SARs granted under the 2016 Incentive Plan will not be exercisable prior to the first anniversary of the date of grant, or, in the case of options and SARs granted to non-employee directors, the next annual meeting of shareholders immediately following the date of grant if earlier than the first anniversary of grant. Unless otherwise provided in an award agreement (or other agreement) or determined by the Compensation Committee, a participant (or his or her beneficiaries or estate) whose employment or service was terminated because of death, disability, retirement or other termination event determined in the discretion of the Compensation Committee will be entitled to exercise options or SARs exercisable at the time of such termination until the original expiration date set forth in the award agreement. In the event of other terminations of employment, vested options will be exercisable by the participant until the earlier of 90 days following such termination and the original expiration date set forth in the award agreement.

Performance Goals

When granting PSUs or incentive awards, the Compensation Committee may base the relevant performance goals on one or more of the following criteria: (i) earnings measures, including net earnings on either a LIFO, FIFO or other basis and including earnings, earnings before interest, earnings before interest and taxes, earnings before interest, taxes and depreciation or earnings before interest, taxes, depreciation and amortization; (ii) operating measures, including operating income, operating earnings, or operating margin; (iii) income or loss measures, including net income or net loss, and economic profit; (iv) cash flow measures, including cash flow or free cash flow; (v) revenue measures; (vi) reductions in expense measures; (vii) operating and maintenance, cost management, and employee productivity measures; (viii) company return measures, including return on assets, investments, equity, or sales; (ix) share price (including attainment of a specified per-share price during the performance period, growth measures, total return to shareholders or attainment of a specified price per share for a specified period of time); (x) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, business expansion targets, project milestones, production volume levels, or cost targets; (xi) accomplishment of, or goals related to, mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions; (xii) achievement of business or operational goals such as market share, business development and/or customer objectives, and debt ratings; or (xiii) growth or rate of growth of any of the performance criteria set forth herein. The performance goals may be absolute in their terms or measured against or in relation to other companies comparably or otherwise situated. The performance goals may be relative to stock market indices or such other published or special indices as the Compensation Committee deems appropriate and/or may be based on the performance of the Company generally or one or more of its subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products and/or the performance of the individual participant.

Change in Control

Unless the award agreement (or other agreement) specifies otherwise, awards may be assumed or replaced by the surviving entity in connection with a change in control of Valvoline as determined by the Compensation Committee in its sole discretion prior to the change in control and without the consent of the participant. In the event an award is assumed or replaced, it will continue to vest following the change in control in accordance with its terms subject to the participant’s continued employment or service. In the event the participant’s employment or service is terminated without cause (as defined in the 2016 Incentive Plan) within the one-year period (increased to the two-year period, if the amendment to the 2016 Incentive Plan is approved) immediately following the change in control, any portion of the award that is unvested as of the date of such termination will immediately vest and become free of all restrictions. In the event the surviving entity does not assume or replace outstanding awards in connection with a change in control, all such awards will immediately vest and become free of all other restrictions as of the date of the change in control. Notwithstanding the foregoing, unless another agreement provides otherwise, the Compensation Committee may, in its sole discretion, provide that, prior to a change in control, any outstanding award will be, as of the change in control, canceled in exchange for a cash payment equal to the fair market value of a share of Common Stock subject to the award, less any applicable exercise price, which cash payment may be zero.

PROXY STATEMENT 17

For purposes of the 2016 Incentive Plan, change in control is generally defined to mean (i) the consummation of a merger of Valvoline in which immediately thereafter the shareholders of Valvoline own less than 50% of the combined voting power of the surviving entity, (ii) the consummation of a sale of 80% or more of the total assets of Valvoline, (iii) the shareholders of Valvoline approve a plan of liquidation or dissolution of Valvoline, (iv) any person acquires securities of Valvoline representing 20% or more of the combined voting power of Valvoline, without the approval of our Board of Directors, or (v) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of Valvoline cease for any reason to constitute a majority thereof, unless such directors were approved by a vote of at least two-thirds of the incumbent directors.

Repricing Prohibited

The 2016 Incentive Plan prohibits the cash-out or repricing of “underwater” options or SARs without shareholder approval. That is, except for adjustments made pursuant to changes in capitalization, our Board of Directors or the Compensation Committee will not, without the further approval of our shareholders, authorize the amendment of any outstanding option or SAR to reduce the exercise price, and no option or SAR will be cancelled and replaced with cash or with another award having a lower exercise price, except as provided in the event of a change in control. Furthermore, no option or SAR will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another award without further approval of our shareholders.

Non-Transferability

A participant may not assign or transfer, in whole or in part, an award granted to the participant under the 2016 Incentive Plan, other than by will or the laws of descent and distribution.

Forfeiture

Unless the award agreement specifies otherwise, the Compensation Committee may, in its discretion, require a participant to forfeit all unexercised, unearned, unvested or unpaid awards if:

1. the participant, without written consent of Valvoline, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee or otherwise in any business or activity competitive with the business conducted by Valvoline or any of its subsidiaries, as determined by the Compensation Committee;

2. the participant performs any act or engages in any activity that is detrimental to the best interests of Valvoline or any of its subsidiaries, as determined by the Compensation Committee; or

3. the participant breaches any agreement or covenant with, or obligation or duty to, Valvoline or any subsidiary, including without limitation, any non-competition agreement, non-solicitation agreement, confidentiality or non-disclosure agreement, or assignment of inventions or ownership of works agreement, as determined by the Compensation Committee.

Additionally, awards granted under the 2016 Incentive Plan will be subject to forfeiture or repayment pursuant to the Clawback Policy (as described in the “Governance Policies and Practices—Clawback Policy” section of this Proxy Statement) or the terms of any other applicable compensation recovery policy adopted by us as in effect from time to time.

Foreign Awards

In order to comply with the laws in other countries in which we operate or have employees or otherwise to foster and promote achievement of the purposes of the 2016 Incentive Plan, the Compensation Committee, in its sole discretion, has authority, without amending the 2016 Incentive Plan, to: (i) determine which non-U.S. subsidiaries will be covered by the 2016 Incentive Plan; (ii) determine which foreign nationals and employees outside the United States are eligible to participate; (iii) modify the terms and conditions of awards granted to foreign nationals who are employed outside the United States or are otherwise subject to the laws of one or more foreign jurisdictions; (iv) grant awards to participants who are foreign nationals, who are employed outside the United States or who are otherwise subject to the laws of one or more non-U.S. jurisdictions, on terms and conditions that are different from those specified in the 2016 Incentive Plan; (v) modify exercise procedures and other terms and procedures with

18	PROXY STATEMENT

respect to foreign participants; and (vi) take any action, before or after an award is made, that Compensation Committee deems necessary or advisable to obtain approval or comply with any local government regulatory exemptions, approvals or requirements.

Amendment; Termination

Subject to any shareholder approval that may be required by law or the rules of the NYSE, our Board of Directors may amend, alter, suspend or terminate the 2016 Incentive Plan in whole or in part and at any time.

Unless terminated earlier by our Board of Directors, the 2016 Incentive Plan will terminate on October 1, 2026 and no awards may be granted under the 2016 Incentive Plan after that date.

Certain Federal Income Tax Effects

The following summary briefly describes U.S. federal income tax consequences of awards granted under the 2016 Incentive Plan, but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants should consult their own professional tax advisors concerning tax aspects of awards granted under the 2016 Incentive Plan. The discussion below concerning tax deductions that may become available to the Company under U.S. federal tax law is not intended to imply that the Company will necessarily obtain a tax benefit from those deductions. Taxation of equity-based payments in other countries is complex, does not generally correspond to U.S. federal tax laws, and is not covered by the summary below.

Incentive Stock Options.    Neither the grant nor the exercise of an ISO results in taxable income to the participant for regular federal income tax purposes. However, an amount equal to (i) the per-share fair market value on the exercise date minus the exercise price at the time of grant multiplied by (ii) the number of shares with respect to which the ISO is being exercised will count as “alternative minimum taxable income” which, depending on the particular facts, could result in liability for the “alternative minimum tax” or AMT. If the participant does not dispose of the shares issued pursuant to the exercise of an ISO until the later of the two-year anniversary of the date of grant of the ISO and the one-year anniversary of the date of the acquisition of those shares, then (a) upon a later sale or taxable exchange of the shares, any recognized gain or loss would be treated for tax purposes as a long-term capital gain or loss and (b) the Company would not be permitted to take a deduction with respect to that ISO for federal income tax purposes.

If shares acquired upon the exercise of an ISO were disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally the participant would realize ordinary income in the year of disposition in an amount equal to the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the amount paid for the shares or (ii) the excess of the amount realized on the disposition of the shares over the participant’s aggregate tax basis in the shares (generally, the exercise price). A deduction would be available to the Company equal to the amount of ordinary income recognized by the participant, subject to the limitation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Any further gain realized by the participant will be taxed as short-term or long-term capital gain and would not result in any deduction by the Company. A disqualifying disposition occurring in the same calendar year as the year of exercise would eliminate the alternative minimum tax effect of the ISO exercise.

Special rules may apply where all or a portion of the exercise price of an ISO is paid by tendering shares, or if the shares acquired upon exercise of an ISO are subject to substantial forfeiture restrictions. The foregoing summary of tax consequences associated with the exercise of an ISO and the disposition of shares acquired upon exercise of an ISO assumes that the ISO is exercised during employment or within three months following termination of employment. The exercise of an ISO more than three months following termination of employment will result in the tax consequences described below for NQSOs, except that special rules apply in the case of disability or death. An individual’s stock options otherwise qualifying as ISOs will be treated for tax purposes as NQSOs (and not as ISOs) to the extent that, in the aggregate, they first become exercisable in any calendar year for stock having a fair market value (determined as of the date of grant) in excess of $100,000.

PROXY STATEMENT 19

Nonqualified Stock Options.    A nonqualified stock option would result in no taxable income to the participant or deduction to the Company at the time it is granted. A participant exercising an NQSO would, at that time, realize taxable compensation equal to (i) the per-share fair market value on the exercise date minus the exercise price at the time of grant multiplied by (ii) the number of shares with respect to which the option is being exercised. If the NQSO was granted in connection with employment, this taxable income would also constitute “wages” subject to withholding and employment taxes. A corresponding deduction would be available to the Company, subject to the limitation under Section 162(m) of the Code, described below. The foregoing summary assumes that the shares acquired upon exercise of an NQSO option are not subject to a substantial risk of forfeiture.

Restricted Stock.     An award of restricted stock would result in no taxable income at the time of grant unless the participant elects otherwise under Section 83(b) of the Code (a “Section 83(b) Election”). Unless a Section 83(b) Election is made, the participant will recognize ordinary income, at the time the restrictions applicable to the restricted stock award lapse, equal to the excess of the fair market value of such stock at such time over the amount (if any) paid therefor. Participants who receive dividends on restricted stock that are paid in additional shares of restricted stock will recognize ordinary income in an amount equal to the fair market value of such additional shares at the time the restrictions on such additional shares lapse. Participants who receive dividends on restricted stock paid in cash will recognize ordinary income equal to the amount of cash received. Subject to the limitations under Section 162(m) of the Code described below, Valvoline would be entitled to a corresponding deduction with respect to restricted stock awards and dividends paid thereon at the same time that income is recognized by the participant.

Restricted Stock Units.    An RSU would not result in taxable income at the time of the award. At the time the restrictions applicable to the RSUs lapse, the participant will be entitled to receive shares of Common Stock or cash compensation equal to the product of (1) the number of units that have vested and (2) the closing price of one share of Common Stock as reported on the NYSE Composite Tape as of such vesting date. When RSUs are settled, the participant will recognize ordinary income equal to the fair market value of such shares of Common Stock or the amount of such cash compensation. Participants who receive dividends on RSUs that are paid in additional RSUs will recognize ordinary income at the same time and in the same manner as specified above. Subject to the limitations under Section 162(m) of the Code described below, Valvoline would be entitled to a corresponding deduction with respect to RSUs and dividends paid thereon at the same time that income is recognized by the participant.

Performance Stock Units.    A PSU would not result in taxable income at the time of the award. At the end of the performance period, the Compensation Committee shall adjust the number of PSUs to reflect the attainment of the performance goals during the performance period. At the time the restrictions applicable to the PSUs lapse, the participant will be entitled to receive shares of Common Stock or cash compensation equal to the product of (1) the number of units that have been earned based on the attainment of the performance goals and (2) the closing price of one share of Common Stock as reported on the NYSE Composite Tape as of such vesting date. When PSUs are settled, the participant will recognize ordinary income equal to the fair market value of such shares of Common Stock or the amount of such cash compensation. Subject to the limitations under Section 162(m) of the Code described below, Valvoline would be entitled to a corresponding deduction with respect to PSUs at the same time that income is recognized by the participant.

Section 162(m).     Section 162(m) of the Code provides that if, in any year, the compensation that is paid to certain executive officers exceeds $1,000,000 per person, any amounts that exceed the $1,000,000 threshold will not be deductible by Valvoline for federal income tax purposes. The exception for “qualified performance-based compensation” awards was eliminated by the Tax Cuts and Jobs Act for tax years beginning on or after January 1, 2018.

Section 409A.     Section 409A of the Code imposes restrictions on nonqualified deferred compensation. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. While most awards granted under the 2016 Incentive Plan are anticipated to be exempt from the requirements of Section 409A, awards that are not exempt are intended to comply with Section 409A of the Code.

20	PROXY STATEMENT

New Plan Benefits

The benefits to be received pursuant to the 2016 Incentive Plan by the Company’s non-employee directors, executive officers and employees are not determinable at this time. Any future awards granted to eligible participants under the 2016 Incentive Plan will be made at the discretion of the Compensation Committee, and no such determination as to future awards or who might receive them has been made.

The amendment to the 2016 Incentive Plan shall be deemed approved if the number of votes cast “for” the amendment exceeds the number of votes cast “against” the amendment. Abstentions and broker non-votes will not be counted as votes cast “for” or “against” the amendment.

If no voting specification is made on a properly returned or voted proxy card, Samuel J. Mitchell, Jr. or Julie M. O’Daniel (as proxies named on the proxy card) will cast the votes represented by such proxy card FOR the approval of the Amendment to the 2016 Valvoline Incentive Plan.

The Board of Directors unanimously recommends that shareholders vote FOR the approval of an Amendment to the 2016 Valvoline Inc. Incentive Plan.
✓

PROXY STATEMENT 21

Corporate Governance

Valvoline’s Board of Directors

Composition

Our business and affairs are managed under the direction of our Board. Our Corporate Governance Guidelines require that two-thirds of our directors be independent, as defined in our Director Independence Standards (published on our investor relations website at http://investors.valvoline.com/governance) (“Independence Standards”), which incorporate the requirements of SEC rules and NYSE listing standards. Within this framework, the G&N Committee is charged with determining and refreshing, as appropriate, the composition of our Board. The G&N Committee seeks to fill our Board with exceptionally talented and diverse directors, with expertise and leadership experience in the markets in which we operate.

Our Board currently consists of the following eight members: Richard J. Freeland, Stephen F. Kirk, Carol H. Kruse, Stephen E. Macadam, Vada O. Manager, Samuel J. Mitchell, Jr., Charles M. Sonsteby, and Mary J. Twinem. All of the directors, other than Ms. Kruse, were elected at the 2017 Annual Meeting of Shareholders. At its meeting on November 19, 2018, the Board increased its size from seven to eight members and elected Ms. Kruse, effective December 4, 2018, to serve as a member of the Board with a term expiring at the 2019 Annual Meeting.    Each of the current directors has been nominated for re-election at the Annual Meeting. See the “Proposal One—Election of Directors” section of this Proxy Statement.

During fiscal 2018, six meetings of the Board were held. Each director attended at least 75% of the total meetings of the Board and the Committee(s) on which he or she served. Overall attendance at Board and Committee meetings by directors in fiscal 2018 was 98%.

Leadership Structure

Our By-Laws provide the Board flexibility in determining the appropriate leadership structure for the Company. Currently, Mr. Mitchell serves as our Chief Executive Officer and Mr. Kirk serves as Chairman of the Board. The Board currently believes that separating the roles of Chairman and Chief Executive Officer is in the best interest of the Company because it allows Mr. Mitchell to focus on operating and managing the day-to-day activities of our business, while Mr. Kirk can focus on Board leadership independent of management.

The Board will periodically review and reassess our Board leadership structure and determine whether it is in the Company’s and our shareholders’ best interest to continue the separate roles of Chairman and Chief Executive Officer. In the event that the Board combines the role of Chairman and Chief Executive Officer, our Corporate Governance Guidelines require the Board to appoint a lead independent director.

Independence

Our Corporate Governance Guidelines require that two-thirds of our directors be independent, as defined in the Independence Standards. The Independence Standards incorporate the requirements of SEC rules and NYSE listing standards, and were adopted by our Board to assist in its determination of director independence. Pursuant to these rules, our Board must make an affirmative determination that those members of the Board who serve as independent directors have no material relationship with our company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). Members of the Audit and Compensation Committees are also subject to heightened standards for independence under SEC rules and NYSE listing standards.

Our Board annually reviews director independence in accordance with these requirements. In making its independence determinations, the Board considered relationships and transactions between each director, on the one hand, and Valvoline, its subsidiaries and its affiliates, on the other hand, including the director’s commercial, economic, charitable and familial relationships. As a result of this review, the Board affirmatively determined that Ms. Kruse, Ms. Twinem and Messrs. Freeland, Kirk, Macadam, Manager and Sonsteby are each independent of Valvoline and its affiliates. Mr. Mitchell was determined not to be independent because he currently serves as Chief Executive Officer of the Company.

In determining the independence of Mr. Freeland, our Board considered transactions entered into in the ordinary course of business with Cummins Inc., a company in which Mr. Freeland serves as an executive officer and director.

22	PROXY STATEMENT

In Cummins’ last fiscal year, Valvoline paid $3.5 million to Cummins and Valvoline received $40.5 million from Cummins, representing 0.02% and 0.2%, respectively, of Cummins’ consolidated gross revenues of $20.4 billion for such fiscal year. Similarly, the amount Valvoline paid to Cummins and the amount received by Valvoline from Cummins in each of the two preceding fiscal years did not exceed the greater of $1 million or 2% of Cummins’ consolidated gross revenues in such fiscal years. All transactions with Cummins were made at arms-length, included standard commercial terms, and Mr. Freeland did not personally benefit from any of such transactions. The Board concluded that Mr. Freeland was independent, because the transactions were not material to Cummins such that Mr. Freeland could be unduly influenced by, and thus not independent of, Valvoline management. The G&N Committee determined that the transactions with Cummins were not “Related Person Transactions” as defined in the Company’s Related Person Transaction Policy.

In addition, the Board determined that Ms. Twinem and Messrs. Manager and Sonsteby each satisfy the heightened independence standards applicable to audit committee members, including those under Exchange Act Rule 10A-3. Similarly, the Board determined that Ms. Kruse, Ms. Twinem and Messrs. Freeland, Kirk, Macadam, Manager and Sonsteby each satisfy the heightened independence standards applicable to compensation committee members as set forth in NYSE listing standards.

Committees

Our Board of Directors has established three standing committees: an Audit Committee, a Compensation Committee and a Governance & Nominating Committee (each a “Committee” and, collectively, the “Committees”) to assist in the performance of the Board’s various functions. All Committee members are appointed by our Board upon recommendation of the G&N Committee.

Listed below are the members of each of the three Committees. As discussed above in “—Independence,” our Board has determined that all of the members of these Committees are independent as defined by our Independence Standards, including, in the case of Audit and Compensation Committee members, the heightened standards for independence under SEC rules and NYSE listing standards.

Audit Committee
Vada O. Manager	Charles M. Sonsteby*	Mary Twinem
Compensation Committee(1)(2)
Richard J. Freeland	Stephen F. Kirk	Carol H. Kruse
Stephen E. Macadam	Vada O. Manager	Charles M. Sonsteby
Mary J. Twinem*
Governance and Nominating Committee(2)
Richard J. Freeland	Stephen F. Kirk	Carol H. Kruse
Stephen E. Macadam	Vada O. Manager*	Charles M. Sonsteby
Mary J. Twinem

*	Chair
(1)	On November 14, 2017, Ms. Twinem became Chair of the Compensation Committee. Prior to such time, Mr. Kirk served as Chair of the Compensation Committee.
(2)	Effective December 4, 2018, Ms. Kruse became a member of the Compensation and G&N Committees.

The responsibilities of each of our Committees are described below. Each of the Committees operates under a written charter; must meet at least four times a year, plus additional meetings as circumstances require; has authority to retain independent legal, accounting or other advisors; makes regular reports to the Board; and reviews its own performance annually. Each Committee’s charter is available on our investor relations website at http://investors.valvoline.com/governance.

PROXY STATEMENT 23

Audit Committee	Number of Meetings in Fiscal 2018: 10

The Board has established the Audit Committee in accordance with Section 3(a)(58) of the Exchange Act. The Audit Committee is currently composed of three members and the Board has determined that each member of the Audit Committee is “independent” and “financially literate,” as such terms are defined by NYSE listing standards. In addition, the Board has determined that each member of the Audit Committee is an “audit committee financial expert” as that term is defined by SEC rules. A director may not serve on the Audit Committee if he or she serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service and time commitment would not impair the director’s ability to effectively serve on the Audit Committee.

The Audit Committee is responsible for, among other things, assisting the Board in fulfilling its oversight responsibilities with respect to:

•	overseeing the integrity of our financial reporting process, including earnings releases and the filing of financial reports;

•	reviewing the quality and adequacy of accounting and financial controls;

•	selecting and evaluating the performance of our internal auditors, who report directly to the Audit Committee;

•	approving fees and services of our independent registered public accounting firm;

•	overseeing our internal audit function, including the head of internal audit;

•	reviewing the effectiveness of our legal and regulatory compliance programs;

•

reviewing, at least annually, our enterprise risk assessment and management policies, including the Company’s major enterprise and financial risk exposures and steps taken by management to monitor and mitigate such risks;

•

evaluating significant financial matters and decisions, such as capital structure, dividend policy, offerings of corporate securities, major borrowings, credit facilities, derivatives and swaps policies (including entry into swaps in reliance on the end-user exception), post audits of capital investments, capital projects, commercial commitments and merger, acquisition and divestiture activities;

•	overseeing funding and investment policy related to employee benefit plans;

•

reviewing and investigating any matters pertaining to the integrity of executive management, and overseeing compliance by management with laws, regulations and our Global Standards of Business Conduct;

•	reviewing, at least annually, the Company’s policies, programs and practices with respect to environmental, health and safety risks;

•	reviewing, at least annually, the Company’s cyber security risks and programs established to manage such risks; and

•

establishing and maintaining procedures for handling complaints regarding accounting, internal auditing controls and auditing matters, including procedures for confidential, anonymous submission of such complaints.

Compensation Committee	Number of Meetings in Fiscal 2018: 5

The Compensation Committee is currently composed of seven members and the Board has determined that each member of the Compensation Committee is “independent” as such term is defined by NYSE listing standards and SEC rules and qualifies as a “non-employee director” pursuant to Rule 16b-3 under the Exchange Act.

The Compensation Committee is responsible for, among other things:

•	overseeing the implementation and administration of the Company’s compensation plans;

•	adopting, amending, terminating and otherwise designing employee benefits plans;

•	ensuring that Valvoline’s executive compensation programs are appropriately competitive, support organizational objectives and shareholder interests and emphasize pay for performance linkage;

24	PROXY STATEMENT

•	reviewing, evaluating and approving compensation of all key senior executives, including the corporate goals and objectives with respect to CEO compensation;

•	reviewing compensation policies and practices for all employees, and assessing risks associated with such policies and practices;

•

approving any employment agreements, consulting arrangements, severance or retirement arrangements, change in control agreements and/or special or supplemental benefits covering any current or former executive officer;

•	overseeing the execution of CEO and senior management development and succession plans;

•	reviewing and approving any perquisites provided to executive officers;

•	reviewing and recommending to the Board of Directors’ the form and amount of director compensation;

•	overseeing regulatory compliance on compensation matters, including the Company’s policies on structuring compensation programs to preserve tax deductibility;

•	reviewing and approving the “Compensation Discussion and Analysis” section and “Compensation Committee Report” included in this Proxy Statement;

•	overseeing compliance with NYSE requirements relating to shareholder approval of equity compensation plans; and

•	determining the independence and compensation of, and overseeing the work completed by, any compensation consultant, independent legal counsel or other advisor that it retains.

Governance and Nominating Committee	Number of Meetings in Fiscal 2018: 5

The G&N Committee is currently composed of seven members and the Board has determined that each member is “independent” as such term is defined by NYSE listing standards. The G&N Committee is responsible for, among other things:

•

identifying qualified nominees (i) for shareholder election and (ii) for election by the Board to fill any vacancies that occur between annual meetings of shareholders, in each case, consistent with criteria approved by the Board relating to personal and professional integrity, ability, judgment, expertise, experience and diversity;

•	reviewing potential director candidates and nominations for re-election and reporting the results of such reviews to the Board;

•	identifying board members qualified to fill any vacancies on a committee of the Board;

•	reviewing appropriateness of directors’ continued service on the Board or the committees of the Board;

•	reviewing transactions pursuant to the Company’s Related Person Transaction Policy set forth in the Company’s Corporate Governance Guidelines;

•	recommending stock ownership guidelines for employees and non-employee directors and programs and procedures relating to director evaluation, retention and retirement;

•

defining and reviewing the responsibilities of the Board with respect to the Company’s corporate governance, including review of proposed amendments to the Company’s articles or by-laws and the conduct of the meetings of the Board, the committees of the Board and the Company’s shareholders;

•	reviewing and recommending policies and procedures to ensure the Board and its committees are properly constituted and organized;

•	reviewing all Board committee charters;

•	reviewing and, if necessary, making recommendations as to shareholder proposals; and

•	reviewing the succession process for senior management.

PROXY STATEMENT 25

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee (Ms. Kruse, Ms. Twinem and Messrs. Freeland, Kirk, Macadam, Manager and Sonsteby) (i) was an officer or employee of Valvoline at any time during or prior to fiscal 2018 or (ii) is or was a participant in a “related person” transaction with Valvoline since the beginning of fiscal 2018. No executive officer of the Company served on the compensation committee or board of any company that employed any member of Valvoline’s Compensation Committee or Board of Directors.

The Board’s Operations

Chairman of the Board.     Mr. Kirk was unanimously appointed by the Board to serve as our Non-Executive Chairman, effective October 1, 2017. The Chairman of the Board organizes Board activities to effectively provide guidance to, and oversight and accountability of, management. To fulfill that role, the Chairman of the Board, among other things, creates and maintains an effective working relationship with the Chief Executive Officer and the other members of senior management and the Board, assures that the Board agenda is appropriately directed to the matters of greatest importance to the Company and provides senior management with the Board’s advice, direction and opinions. The Non-Executive Chairman preserves the distinction between management and oversight, maintaining the responsibility of management to develop corporate strategy and the responsibility of the Board to review and express its views on corporate strategy.

Board and Committee Meetings.    The Board and Committees must hold regularly scheduled meetings. Directors are expected to attend all meetings of the Board and of the Committees on which they serve. Non-management directors meet in executive session at each regularly scheduled meeting of the Board, and at other times as they may determine appropriate.

Evaluation of Board Effectiveness.    The Board must conduct annual self-evaluations to determine whether it and its Committees are functioning effectively. The G&N Committee receives comments from all directors and reports to the Board with an annual assessment of the Board’s performance, with a focus on the Board’s contribution to the Company and areas in which the Board or its Committees can improve. We may also engage independent, third-party governance experts from time to time to conduct interviews and/or assessments regarding the structure and effectiveness of our Board and its committees. The Committees of our Board of Directors have all adopted charters defining their respective purposes and responsibilities. Pursuant to these charters, the Committees must review their respective performances at least annually and each of the Committees has authority to engage independent legal, accounting or other advisors.

The Board’s Role in Risk Oversight

The Board has an active role, as a whole, and also at the committee level, in overseeing management of the Company’s risk. The Board approves and monitors the fundamental financial and business strategies of the Company and maintains policies and procedures designed to ensure that the assets of the Company are properly safeguarded and enterprise risks are properly managed, that appropriate financial and other controls are maintained, that processes are in place for maintaining the integrity of the Company and that the Company’s business is conducted in compliance with applicable laws and regulations. Management is responsible for the day-to-day management of risk, and members of our senior management regularly report to the Board and its Committees on current and emerging risks and the Company’s approach to avoiding and mitigating risk exposure. The Board reviews in detail the Company’s most significant risks and whether management is responding consistently within the Company’s overall risk management and mitigation strategy. While the Board is ultimately responsible for overall risk oversight at our Company, the Committees assist the Board in fulfilling its oversight responsibilities in certain areas. In particular, the Audit Committee has primary responsibility for monitoring the Company’s major financial risk exposures and the steps the Company has taken to control such exposures, including the Company’s risk management policies and processes. The Audit Committee also assists the Board in fulfilling its oversight responsibility with respect to environmental, health and safety risks and programs. The Compensation Committee monitors the risks associated with our compensation policies and procedures. The G&N Committee is charged with reviewing and recommending governance policies and procedures, including Board and Committee structure, leadership and membership, that ensure independence of the Board as it exercises its corporate governance and risk

26	PROXY STATEMENT

oversight roles. The G&N Committee also reviews transactions pursuant to our Related Person Transaction Policy (which is further described in “—Other Governance Policies and Practices—Related Person Transaction Policy”).

Other Governance Policies and Practices

Overview of Governance Principles

We are committed to adhering to sound corporate governance practices. We have adopted Corporate Governance Guidelines, which include our Related Person Transaction Policy. These Guidelines provide the framework for our Board of Directors’ governance of the Company and include a general description of our Board’s purpose, responsibilities and member qualification standards. As further discussed in “—Valvoline’s Board of Directors—Independence,” our Corporate Governance Guidelines require that at least two-thirds of our directors be independent. Our Related Person Transaction Policy requires our directors and executive officers to identify annually and on an as needed basis potential transactions with related persons or their firms that meet certain criteria set forth in our Related Person Transaction Policy.

We also require compliance with our code of business conduct, entitled “Global Standards of Business Conduct,” which applies to all of our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions, as well as employees of Valvoline Instant Oil Change (“VIOC”) stores. Our Global Standards of Business Conduct promote honest and ethical conduct, compliance with applicable laws, rules and regulations, prompt reporting of violations of the standards set forth therein and full, fair, accurate, timely and understandable disclosure in reports filed with the SEC.

Our Corporate Governance Guidelines (including our Related Person Transaction Policy), Global Standards of Business Conduct and Committee charters are published on our investor relations website at http://investors.valvoline.com/governance. These documents are also available in print at no cost to any shareholder who requests them. We intend to post any amendments or waivers to our Global Standards of Business Conduct (to the extent applicable to our directors and executive officers) on our investor relations website or in a Current Report on Form 8-K.

Related Person Transaction Policy

Federal securities laws require us to describe any transaction since the beginning of the last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. Related persons are directors and executive officers, nominees for director and any immediate family members of directors, executive officers or nominees for director. We are also required to describe our policies and procedures for the review, approval or ratification of any Related Person Transaction.

Pursuant to our written Related Person Transaction Policy (the “Policy”), the G&N Committee is responsible for reviewing the material facts of all transactions that could potentially be “transactions with related persons.” The Policy covers any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, (2) the Company is a participant, and (3) any related person has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). Transactions between the Company and any firm, corporation or entity in which a related person is an executive officer or general partner, or in which any related persons collectively hold more than 10% of the ownership interests, are also subject to review under the Policy.

Under the Policy, our directors and executive officers are required to identify annually potential transactions with related persons or their firms that meet the criteria set forth in the Policy, and management is required to forward all such disclosures to the G&N Committee. The G&N Committee reviews each disclosed transaction. The G&N Committee has discretion to approve, disapprove or otherwise act if a transaction is deemed to be a Related Person Transaction subject to the Policy. Only disinterested members of the G&N Committee may participate in the determinations made with regard to a particular transaction. If it is impractical to convene a meeting of the G&N Committee, the Chair of the G&N Committee is authorized to make a determination and promptly report such

PROXY STATEMENT 27

determination in writing to the other G&N Committee members. All determinations made under the Policy are required to be reported to the full Board of Directors.

Under the Policy and consistent with SEC regulations, certain transactions are not Related Person Transactions, even if such transactions exceed $120,000 in a fiscal year. Those exceptions are:

•	Compensation to a director or executive officer which is or will be disclosed in our Proxy Statement;

•	Compensation to an executive officer which is approved by the Compensation Committee and would have been disclosed in our Proxy Statement if the executive officer was a “named executive officer”;

•

A transaction in which the rates or charges involved are determined by competitive bids, or which involves common, contract carrier or public utility services at rates or charges fixed in conformity with law or governmental authority;

•	A transaction that involves services as a bank depository of funds, transfer agent, registrar, indenture trustee or similar services; and

•	A transaction in which the related person’s interest arises solely from the ownership of Valvoline stock and all shareholders receive the same benefit on a pro rata basis.

The G&N Committee determined that there were no other Related Person Transactions that were required to be reported under Item 404(a) of Regulation S-K since the beginning of fiscal 2018, nor are there any currently proposed.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16 of the Exchange Act, the Company’s directors and certain executive officers are required to report, within specified due dates, their initial ownership of the Company’s Common Stock and all subsequent acquisitions, dispositions or other transfers of interest in such securities, if and to the extent reportable events occur which require reporting by such due dates. The Company is required to identify in its Proxy Statement whether it has knowledge that any person required to file such a report may have failed to do so in a timely manner. Based on that review, all of the Company’s directors and all executive officers subject to the reporting requirements satisfied such requirements in full.

Communication with Directors

As set forth in our Corporate Governance Guidelines, the Board believes that management is responsible for communicating on behalf of the Company. However, at the request of management, individual Board members may meet or otherwise communicate with shareholders and other interested parties. Persons interested in communicating with the Board, or with a specific member or Committee of the Board, may do so by writing to the Chief Legal Officer of Valvoline, 100 Valvoline Way, P.O. Box 55270, Lexington, KY 40555-1000. Communications directed to our Chief Legal Officer will be reviewed and distributed to individual directors, as appropriate, depending on the subject matter and facts and circumstances outlined in the correspondence. Communications that are not related to the duties and responsibilities of the Board, or are otherwise inappropriate, will not be forwarded to the directors, although all communications directed to the Board will be available to any director upon request.

Attendance at Annual Meeting

Although Valvoline does not have a formal policy regarding attendance by directors at Valvoline’s annual meetings of shareholders, Valvoline strongly encourages all directors to attend. All of Valvoline’s then current directors were present at the prior year’s annual meeting of shareholders.

Nomination of Directors

G&N Committee Recommendations for and Nominations of Directors.    Pursuant to our Corporate Governance Guidelines and the G&N Committee’s charter, the G&N Committee is responsible for leading the search for and recommending qualified director nominees for shareholder election to the Board for the next annual meeting of shareholders and for proposing director nominees for election by the Board to fill vacancies which occur between

28	PROXY STATEMENT

annual meetings of shareholders. The G&N Committee does not set specific, minimum qualifications that director nominees must meet to be nominated for election to the Board, but rather believes that each nominee should be evaluated on his or her individual merits, taking into account the needs and composition of the Board at the time. The G&N Committee considers candidates who bring a wide range of attributes to the Board. The general criteria the G&N Committee looks for in selecting an individual as a director nominee is someone who exhibits the highest personal and professional integrity, who has demonstrated exceptional ability and judgment and who shall be effective in serving the interests of the Company’s shareholders. The G&N Committee shall seek director candidates who exhibit the following personal and professional qualifications: (1) significant experience in the lubricants, automobile or consumer marketing industries; (2) product or process innovation experience; (3) international business expertise; (4) diverse experience in policy-making in business, government, education and/or technology, or in areas that are relevant to the Company’s global business and strategy; (5) possess an inquisitive and objective nature, practical wisdom and mature judgment; and (6) the ability to work with the Company’s existing directors and management. The G&N Committee also believes that diversity of race, ethnicity, gender and age are important factors in evaluating candidates for Board membership. The G&N Committee has from time to time retained the services of Russell Reynolds Associates, a third party search firm, to assist the G&N Committee in identifying and evaluating candidates for Board membership who best match the personal and professional criteria described above.

Shareholder Recommendations for Directors.    Shareholders wishing to recommend candidates for consideration by the G&N Committee should send their recommendation via registered, certified or express mail to the Corporate Secretary of Valvoline at 100 Valvoline Way, P.O. Box 55270, Lexington, KY 40555-1000. Recommendations should be received no later than September 1, 2019, to be considered by the G&N Committee in connection with its review of candidates for election at our 2020 Annual Meeting of Shareholders. Suggestions for director candidates should include the information described in Section 3.03 of our Amended and Restated By-laws (“By-laws”), and any other relevant information, as to the proposed candidate. The G&N Committee will review all director candidates in accordance with its charter and Valvoline’s Corporate Governance Guidelines, and it will identify qualified individuals consistent with the personal and professional criteria described above. Individuals recommended by shareholders in accordance with these procedures will be evaluated by the G&N Committee in the same manner as individuals who are recommended through other means.

Shareholder Nominations of Directors.    Our By-laws permit eligible shareholders to directly nominate candidates for election at annual meetings of shareholders. Our By-laws require that the Company be given advance written notice of shareholder nominations for election to the Board of Directors. Such notice must contain the information required by our By-laws with respect to the nominee and the shareholder and must be timely. To be timely for purposes of an annual meeting, such notice must be received at least 90 but not more than 120 days before the first anniversary of the prior year’s annual meeting; provided, however, if the annual meeting is to be held more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which public announcement of such meeting is first made. Based on the January 31, 2019, date for our upcoming Annual Meeting, shareholder nominations must be received no earlier than October 3, 2019, and no later than November 2, 2019, to be considered timely for our 2020 annual meeting of shareholders, assuming such meeting will be held no more than 30 days before and no more than 60 days after January 31, 2020. The chairman of an annual meeting of shareholders may refuse to acknowledge the nomination of any person not made in compliance with our By-laws. Shareholders should send all director nominations for the 2020 Annual Meeting of Shareholders via registered, certified or express mail to the Corporate Secretary of Valvoline at 100 Valvoline Way, P.O. Box 55270, Lexington, KY 40555-1000.

A copy of our By-laws has been filed with the SEC and is available on the SEC’s website, http://www.sec.gov, and the Company’s website, http://investors.valvoline.com/governance, or may be obtained by written request to: Valvoline’s Corporate Secretary, 100 Valvoline Way, Lexington, KY 40509.

PROXY STATEMENT 29

Executive Compensation

Quick Reference Guide
30	Introduction
31	Executive Summary
31	Changes to the Fiscal 2018 Compensation Program
32	Fiscal 2018 Highlights
32	Compensation Philosophy
33	Pay for Performance
35	What We Do vs. What We Don’t Do
36	Elements of Valvoline’s Executive Compensation Program
37	How We Make Pay Decisions
37	Role of Consultant
38	Peer Group
39	Benchmarking / Survey Data
39	Internal Pay Equity
39	“Say on Pay”
39	Compensation Decisions for Fiscal 2018
39	Base Salary
40	Annual Incentive
42	Long-term Incentive
44	Other Benefits and Perquisites
44	Health and Welfare Benefits
44	Executive Perquisites
45	Post-termination
45	Retirement Benefits
45	Severance Benefits
46	Change in Control Benefits
48	Governance Policies and Practices
48	Clawback Policy
48	Stock Ownership Guidelines
48	Anti-Hedging / Anti-Pledging Policy
49	Risk Assessment
49	Compensation Decisions for Fiscal 2019
49	Deductibility of Compensation
50	Report of the Compensation Committee

Introduction

This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation philosophy, policies, and practices. This section also details the 2018 compensation paid to those individuals who served as our principal executive officer (“CEO”) and principal financial officer (“CFO”) during the year ended September 30, 2018, as well as the three next most highly compensated executive officers as of September 30, 2018. The CD&A also includes 2018 compensation details for one former executive officer who was not employed by Valvoline at the end of fiscal 2018. The individuals listed below are collectively referred to as Valvoline’s “Named Executive Officers” or “NEOs”:

Samuel J. Mitchell, Jr.

Chief Executive Officer

Mary E. Meixelsperger

Chief Financial Officer

Julie M. O’Daniel

Senior Vice President, Chief Legal Officer and Corporate Secretary

Craig A. Moughler

Senior Vice President, International &

Product Supply

Anthony R. Puckett

Senior Vice President and President, Quick Lubes

Victor T. Rios

Former Chief Information Officer and

Chief Digital Officer

30	PROXY STATEMENT

Executive Summary

Fiscal 2018 marked Valvoline’s first full year as an independent public company following our separation from Ashland Global Holdings, Inc. (“Ashland”) on May 12, 2017 (the “Separation”). Following the Separation, the Compensation Committee conducted a thorough review of Valvoline’s compensation philosophy and compensation program design to ensure continued alignment with the interests of our shareholders. Based on the review, the Compensation Committee made a few modifications, as summarized below, to our executive compensation program for fiscal 2018 to better align with our compensation philosophy and shareholder interests.

Changes to the Fiscal 2018 Compensation Program

	What We Did		Why We Did It
Annual Incentive Plan	•	Changed weighting of Operating Income metric from 90% to 80% for Valvoline global plan participants	• Improves the materiality of secondary measures to provide a more substantial incentive to participants
	•	Reallocated 10% weight for Operating Segment, Business Unit, and Regional plan participants	• Allows for a minimum weight of 15-20% to be assigned to growth oriented metrics within the business
•

Changed Working Capital Efficiency metric to:

•   Lubricant Volume for participants in the Global, Core North America, and International plans

•   Same Store Sales and Unit Growth for Valvoline Instant Oil Change (VIOC) plan participants

•   Inventory as % of Sales for Global Supply Chain participants to maintain focus on efficient cash and inventory management

•   Highlights the importance of growing the business at both the operating segment and overall corporate levels

•   Achievement of plan will ensure profitable growth drives annual incentives

•   Allows for a minimum weight of 15-20% to be assigned to growth oriented metrics within the business

Long-term Incentive Plan	•	Shifted relative TSR Peer Group (modifier on EPS performance) to S&P MidCap 400 constituent companies	• More closely aligns relative TSR peer group to Valvoline’s size as a standalone entity while maintaining broad industry representation

PROXY STATEMENT 31

Fiscal 2018 Highlights

Despite significant competitive and inflationary headwinds, Valvoline delivered record Adjusted EBITDA in fiscal 2018 and moved forward on many other fronts, as summarized below:

FY18 Financial Highlights		FY18 Operational Highlights		FY18 Strategic Highlights
•	Sales grew 10% year-over-year to $2.3 billion; Lubricant volume grew 1% to 181.9 million gallons	•	VIOC System-wide Same Store Sales (SSS) grew 8.3% year-over-year, the 12th consecutive year of SSS growth	•	Added 115 net Quick Lube stores, including our first international acquisition, ending the year with 1,242 total stores
•	Adjusted EBITDA(1) grew 4% to a record $466 million, despite significant raw material inflation	•	International – Solid Operating Income growth, up 11% year-over-year; Volume grew 4%, including unconsolidated joint ventures	•	Announced plans to build finished lubricants and coolants plant in China
•	Free cash flow(1) generation of $227 million; returned $383 million of cash to shareholders via share repurchases and dividends.	•	Sales up 3% year-over-year in Core North America with volume down 1% in a challenging competitive environment; Premium mix in Core North America improved 340 basis points.	•	Innovative new products released, including Modern Engine Full Synthetic Motor Oil and Premium Blue One SolutionTM 9200

(1)

For a reconciliation of adjusted EBITDA and free cash flow, non-GAAP measures, refer to the “Selected Financial Data” section reconciling net income to EBITDA and adjusted EBITDA and cash flows provided by operating activities to free cash flow on Pages 28 - 29 in Item 6 of Part II of the Company’s Annual Report on Form 10-K for the fiscal year ended September  30, 2018.

Compensation Philosophy

The Compensation Committee has adopted a Compensation Philosophy that is intended to align our compensation program with the interests of our shareholders. This philosophy supports our business strategy, key financial objectives, and corporate vision to deliver profitable growth.

Objectives	•	Attract, retain, and motivate a high-performing employee population.
	•	Link a meaningful portion of compensation to sustained long-term performance that will create shareholder value.
	•	Provide transparency to key stakeholders.
	•	Mitigate risk through sound design and decision making.
Supports Profitable Growth	•	Balance short-term financial goals with long-term shareholder value creation.
	•	Routinely evaluate compensation program effectiveness.
	•	Ensure participants are not motivated to take excessive risk.
	•	Recognize individual and team contributions and potential through pay decisions.
Use of Multiple Levers to Deliver Total Compensation	•	Base salary attracts and retains by providing a market competitive fixed income.
	•	Annual incentive programs focus executives on short-term financial performance.
	•	Long-term incentive awards align executive with shareholder interests, link compensation with key business objectives and share price, and build meaningful executive ownership in the company.
Pay Positioning	•	Benchmark pay levels and practices against an appropriate peer group and the competitive market.
	•	Targets the 50th percentile of the competitive range for target total direct compensation and allows company and/or individual performance to drive actual compensation up or down.

32	PROXY STATEMENT

Pay for Performance

This section describes how Valvoline’s short-term and long-term performance is linked to the NEOs’ fiscal 2018 compensation.

How do we link performance and pay?	•	A substantial portion of our NEOs’ pay is tied to short-term and long-term incentives
	•	The performance metrics balance key short-term financial goals with long-term shareholder value creation
•

For fiscal 2018, the annual incentive plan was based on Valvoline Operating Income and Lubricant Volume, with Operating Segment performance and strategic initiatives included for Messrs. Moughler and Puckett.

•

Awards earned and distributed under our long-term incentive plan for fiscal 2018 were granted in November 2015 by our former parent, Ashland, and assumed by Valvoline. As such, they include metrics (Return on Investment (“ROI”) and relative Total Shareholder Return (“TSR”)) and goals that reflect operations of Ashland prior to the Separation.

	•	Performance-based long-term incentive awards made during fiscal 2018 are based on Valvoline EPS performance targets that reflect strong year-over-year growth.
How did we perform?	2018 Annual Incentive Plan
	•	Operating Income, as adjusted under the plan, of $414.9 million was below target performance, resulting in a payout of 58.8% of the target incentive allocated to this metric.
	•	Lubricant Volume of 181.9 million gallons was below target performance, resulting in a payout of 47.3% of the target incentive allocated to this metric.
2016-2018 Performance Stock Units (“PSUs”)
	•	Ashland ROI of 8.8% was below target performance, resulting in the vesting of 96.8% of the shares allocated to this metric.
•

Ashland/Valvoline combined TSR of 18.1%, representing the 22nd percentile of the performance group, was below threshold performance, resulting in the vesting of 0% of the shares allocated to this metric.

PROXY STATEMENT 33

2018 Annual Incentive Plan(1)(2)

Executive	Incentive Metric	Weighting	Threshold	Target	Max	Actual	Payout%
Mr. Mitchell Ms. Meixelsperger Ms. O’Daniel Mr. Rios(3)	Valvoline Operating Income Valvoline Total Lubricant Volume	80.00% 20.00%	$ 393.6 179.7	$ 437.4 186.1	$ 470.2 188.7	$ 414.9 181.9 Weighted Total	58.8% 47.3% 56.5%
Mr. Moughler(4)	Valvoline Incentive Plan Metrics
	Valvoline Operating Income International Operating Income International Lubricant Volume International Strategic Initiatives	25.00% 41.67% 16.67% 16.67%	$ 393.6 $ 86.9 63.0 Partially Achieved	$ 437.4 $ 96.5 66.1 Fully Achieved	$ 470.2 $ 103.7 67.0 N/A	$ 414.9 $ 92.2 64.0 Partially Achieved Weighted Total	58.8% 64.1% 43.5% 50.0% 57.0%
Mr. Puckett(5)	Valvoline Incentive Plan Metrics

 Valvoline Operating Income

 Quick Lubes Operating Income

 Quick Lubes Same Store Sales

 Quick Lubes Express Care Store Unit Growth

 Quick Lubes Franchise Store Unit Growth

 Quick Lubes Strategic Initiatives

		25.00% 41.67% 10.00% 5.00% 1.67% 16.67%	$ 393.6 $ 129.4 $1,014.0 20 15 Partially Achieved	$ 437.4 $ 143.8 $1,033.9 35 25 Fully Achieved	$ 470.2 $ 154.6 $1,073.6 50 40 N/A	$ 414.9 $ 154.8 $1,076.3 6 25 Partially Achieved Weighted Total	58.8% 150.0% 150.0% 0.0% 100.0% 50.0% 105.5%

(1)	In millions, except store counts. Lubricant volume in gallons.

(2)	For fiscal 2018, the Compensation Committee approved certain adjustments to operating income with a net positive impact of $2.9 million for purposes of determining annual incentive payouts.

(3)	Mr. Rios departed the Company prior to the end of fiscal 2018, and he was not eligible to receive an annual incentive award for fiscal 2018.

(4)

Mr. Moughler’s fiscal 2018 target annual incentive opportunity was 60% of his base salary in effect at the end of the performance period. Of such amount, 50% is measured according to Valvoline Incentive Plan metrics and the other 10% is measured on pre-established strategic initiatives approved by the Compensation Committee, including supply chain improvements and developing OEM business. At its meeting in November 2018, the Compensation Committee certified threshold performance for supply chain improvements and OEM business development, resulting in partial achievement and a 50% payout of Mr. Moughler’s strategic initiatives for fiscal 2018.

(5)

Mr. Puckett’s fiscal 2018 target annual incentive opportunity was 60% of his base salary in effect at the end of the performance period. Of such amount, 50% is measured according to Valvoline Incentive Plan metrics and the other 10% is measured on pre-established strategic initiatives approved by the Compensation Committee, including quick lube acquisitions and delivering average ticket improvements for company-owned stores. At its meeting in November 2018, the Compensation Committee certified target performance for quick lube acquisitions and below threshold performance for average ticket improvements, resulting in partial achievement and a 50% payout of Mr. Puckett’s strategic initiatives for fiscal 2018.

Payouts for 2016-2018 PSUs

Metric	Weighting	Adjusted Performance Measurement Period	Performance Target	Actual Achievement	Actual Payout as a Percentage of Target Payout
Ashland Return on Investment	50%	October 1, 2015 through March 31, 2017 (latest quarter prior to Separation)	8.9%	8.8%	96.8%
Ashland/Valvoline Combined Total Shareholder Return	50%	October 1, 2015 through September 8, 2017 (120 days following Separation)	50th percentile	22nd percentile	0.0%

Weighted Performance Results: 48.4%

34	PROXY STATEMENT

To reinforce our pay-for-performance philosophy, the total compensation program for the NEOs is highly incentive-based and therefore fluctuates based on financial results and stock price performance. This approach motivates executives to consider the impact of their decisions on both the short-term and long-term performance of the Company and shareholder value creation, while taking appropriate types and amounts of risk.

For fiscal 2018, eighty percent (80%) of the CEO’s target compensation and sixty percent (60%) of the other NEOs’ target compensation, on average, was at-risk.

Pay Mix of CEO and Other NEOs

CEO Pay Mix All Other NEOs Pay Mix

(1)	Excludes Mr. Rios who departed the Company prior to the end of fiscal 2018.

What We Do vs. What We Don’t Do

What We Do	What We Don’t Do

  ✓  Emphasize pay-for-performance

  ✓  Utilize a balance of cash-based short-term and equity-based long-term incentive compensation

  ✓  Engage in rigorous goal-setting process for all incentive metrics

  ✓  Apply meaningful stock ownership guidelines

  ✓  Subject all equity awards to double-trigger change in control vesting provisions

  ✓  Maintain a strong clawback policy

  ✓  Use a representative and relevant peer group

  ✓  Use an independent compensation consultant

  ✓  Provide Board oversight of incentive compensation risk

×  No tax gross ups on change in control payments

×  No single-trigger change in control payments

×  No hedging or pledging of Company stock

×  No excessive perquisites

×  No repricing of equity awards

×  No share recycling

×  No employment agreements

×  No dividends or dividend equivalents on unearned PSUs

PROXY STATEMENT 35

Elements of Valvoline’s Executive Compensation Program

Valvoline’s executive compensation program for fiscal 2018 consisted of the following elements for our NEOs:

	Element of Compensation	Purpose
Annual Cash Compensation	Base Salary	To provide market competitive compensation representative of individual experience, performance and level of responsibility.	Fixed
Annual Incentive Compensation

To provide performance-based annual cash award based on Valvoline (Operating Income and Lubricant Volume) and Operating Segment performance in order to motivate and reward key employees for achieving our short-term business objectives.

Variable
Long-Term Incentive	Stock Appreciation Rights	To align participants’ interests with shareholders. Value only realized if stock price increases
	Time-Vested Restricted Stock Units	To enhance the program’s ability to retain key talent and drive long-term behavior.
	Performance Stock Units	To provide performance-based equity compensation based on Valvoline’s EPS growth with a relative TSR modifier in the form of performance stock units to drive Valvoline’s long-term performance.
Benefits and Perquisites	Retirement Benefits	To provide tax-efficient means for building savings for retirement over the term of employment. Includes a 401(k) plan with matching company contributions.	Fixed
	Health and Welfare Benefits	To provide access to medical care for employees and their families, as well as financial security to the families of employees who may become ill, disabled, or die during active employment.
	Executive Perquisites – Financial Planning	To address the complex tax and financial situations of our senior executives.
	Severance Pay Plan	To provide for protection of compensation in the event of a covered termination and secure restrictive covenants to protect the Company’s interests.
Change in Control Agreements

To attract and retain highly skilled management talent, provide protection of compensation, which allows executives to remain objective and act in the best interests of shareholders without regard for their future employment status in the event of a change in control and covered termination, and secure restrictive covenants to protect the Company’s interests.

36	PROXY STATEMENT

How We Make Pay Decisions

Role of Consultant

The Compensation Committee directly engages Deloitte Consulting LLP (“Deloitte” or the “compensation consultant”) to serve as the outside advisor on executive compensation matters. Deloitte’s role includes, but is not limited to, assessment of the following items:

•	The competitiveness of total compensation provided to Valvoline’s key executives;

•	Executive stock ownership guidelines;

•	Change in control severance agreements for key executives;

•	Incentive compensation program design and risk;

•	Composition of the peer group used to benchmark executive compensation;

•	The degree of difficulty of the performance targets under incentive compensation plans;

•	Compensation-related disclosures, including this CD&A;

•	The competitiveness of Valvoline’s non-employee director compensation program;

•	The impact of new regulations on Valvoline’s executive compensation programs; and

•	The alignment of actual pay and performance.

In addition to the compensation services provided by Deloitte to the Compensation Committee, Deloitte affiliates provided certain services at the request of management consisting of (i) tax accounting and compliance; (ii) tax planning assistance; and (iii) advisory and assurance services on behalf of our internal audit department. The total fees of compensation-related services and other services are shown in the table below.

Fees Paid to Consultant

	2018	%
Executive Compensation Fees	$121,338	20%
All Other Fees	$493,663	80%
Total	$615,001	100%

The Compensation Committee believes that, given the nature and scope of these projects, these additional services did not raise a conflict of interest and did not impair Deloitte’s ability to provide independent advice to the Compensation Committee concerning executive compensation matters.

In making this determination, the Compensation Committee considered, among other things, the following factors:

•	The types of non-compensation services provided by Deloitte;

•	The amount of fees for such non-compensation services, noting in particular that such fees are negligible when considered in the context of Deloitte’s total revenues for the period;

•	Deloitte’s policies and procedures concerning conflicts of interest;

•	Deloitte representatives who advise Valvoline’s Compensation Committee do not provide any non-compensation related services to Valvoline;

•

There are no other business or personal relationships between Valvoline management or members of the Valvoline Compensation Committee and the Deloitte representatives who provide compensation services to Valvoline; and

•	Neither Deloitte nor any of the Deloitte representatives who provide compensation services to Valvoline own any Common Stock or other securities of Valvoline.

PROXY STATEMENT 37

Peer Group

As detailed in our compensation philosophy, we benchmark pay levels and practices against a peer group for the purposes of evaluating NEO compensation. Annually, the Compensation Committee utilizes the services of Deloitte to prepare a peer group analysis and make recommendations on the companies to be included in the peer group. To establish the peer group for fiscal 2018 compensation decisions, Deloitte performed a comprehensive review of our peer group in June 2017 using the following criteria:

•

Industry; specifically, companies that market consumer (durable and non-durable) goods, focus on the automotive industry, operate in the lubricants / chemical space, and/or maintain a large retail footprint or market primarily through retail channels;

•	Size;

•	Complexity;

•	Peer group similarity (including a “peer of peer” analysis); and

•	Competitive market for talent.

The peer group was reviewed and approved by the Compensation Committee, with assistance from management, and is comprised of the following companies:

Peer Group

Company	Size(1)	Consumer Brand /Retail(2)	Chemical(3)	Automotive(4)
Valvoline	✓	✓	✓	✓
The Clorox Company		✓	✓
Spectrum Brands Holdings, Inc.		✓	✓	✓
Snap-on Incorporated	✓	✓		✓
Church & Dwight Co., Inc.	✓	✓	✓
Cooper Tire & Rubber Company	✓	✓		✓
The Scotts Miracle-Gro Company	✓	✓	✓
Revlon, Inc.	✓	✓	✓
Edgewell Personal Care Company	✓	✓	✓
Tupperware Brands Corporation	✓	✓
Nu Skin Enterprises, Inc.	✓	✓	✓
NewMarket Corporation	✓		✓	✓
Central Garden & Pet Company	✓	✓	✓
Energizer Holdings, Inc.	✓	✓
W. R. Grace & Co.	✓		✓	✓
Monro Muffler Brake, Inc.	✓	✓		✓
Innospec Inc.			✓	✓
Quaker Chemical Corporation			✓	✓
WD-40 Company		✓	✓

(1)	Generally, between one-half and two times the size of Valvoline’s revenue

(2)	Markets durable and non-durable consumer products and/or maintains a large retail footprint or markets primarily through retail channels

(3)	Operates in lubricants / chemical space

(4)	Focuses on the automotive industry

38	PROXY STATEMENT

Benchmarking / Survey Data

Over the course of the year, our Compensation Committee analyzes the total compensation of our executive officers. To facilitate this analysis, management works with the independent compensation consultant to provide the Compensation Committee with data that include base salaries, and short-term and long-term incentive opportunities. The independent compensation consultant also provides information on performance metrics, long-term incentive vehicles and weightings of those vehicles, post-employment benefits, such as severance and retirement vesting provisions, and compensation trends, as necessary. This data reflects recent publicly available information for our peer group and other market survey data discussed further below. We believe that it provides the Compensation Committee with a sufficient basis to analyze both the level and design of the total compensation provided to our executive officers. As stated in our compensation philosophy, we target the 50th percentile of the competitive range for target total direct compensation, with a significant element of compensation “at-risk”. Therefore, actual compensation levels are highly dependent on company, operating segment, and / or individual performance.

Where sufficient benchmark data is not available from public filings, we utilize published survey data as a supplementary source. The survey data focuses on consumer products, retail and general industry companies and is size-adjusted based on revenues and a statistical regression analysis that is consistent with the corporate or business segment responsibilities for each executive.

Internal Pay Equity

In addition to being competitive with the external market, we believe that our executive compensation program should be internally consistent and equitable. In its review of total compensation, our Compensation Committee considers the relationship between our CEO’s total compensation and that of our other Named Executive Officers, as well as the consistency and pay equity among those Named Executive Officers. For fiscal 2018, the Compensation Committee concluded that our CEO’s compensation was reasonable compared to that of our other Named Executive Officers, and the fiscal 2018 compensation of each of our non-CEO Named Executive Officers was internally consistent and equitable in light of their respective roles, responsibilities, experience, and reporting relationships.

“Say on Pay”

At our 2018 Annual Meeting of Shareholders held on January 31, 2018, Valvoline shareholders voted on a non-binding advisory vote on our executive compensation (“Say on Pay”) as disclosed in the Proxy Statement for fiscal 2017. Our shareholders approved the Say on Pay proposal with more than 95% of votes cast in favor of the proposal. The Compensation Committee considered the Say on Pay voting results and believes that the significant level of shareholder support is a positive endorsement of our executive compensation program. Accordingly, the Compensation Committee did not make any material changes to our executive compensation program in fiscal 2018.

We value the feedback provided by our shareholders regarding Valvoline’s executive compensation programs and, in fiscal 2018, members of our Board and management met with one of our largest shareholders to receive input on Valvoline’s executive compensation program. We will consider this feedback and any other shareholder feedback pertaining to these programs in future decision making and program design.

Compensation Decisions for Fiscal 2018

Base Salary

Valvoline utilizes compensation increase guidelines based on an individual’s performance and his or her position relative to the competitive market median to formulate recommendations. All employees, including the Valvoline NEOs, are generally subject to the same salary increase guidelines, and increases have historically been effective in the Spring of each year. The compensation consultant prepares a competitive assessment of Valvoline’s NEOs for the Compensation Committee on an annual basis. At its meeting on January 30, 2018, the Compensation Committee reviewed the analysis for fiscal 2018 and approved increases to the base salary of each NEO, other than Mr. Mitchell, as reflected in the table below, effective March 26, 2018. Mr. Mitchell did not receive an increase for fiscal 2018 because he had received a base salary increase at the time of Separation, reflecting his role as Chief Executive Officer of an independent, publicly-traded company.

PROXY STATEMENT 39

Fiscal 2018 Base Salary

Executive	FY17 Base Salary	Increase	FY 18 Base Salary
Samuel J. Mitchell, Jr.	$950,000	—	$950,000
Mary E. Meixelsperger	$535,000	$16,000	$551,000
Julie M. O’Daniel	$380,000	$20,000	$400,000
Craig A. Moughler	$350,000	$15,000	$365,000
Anthony R. Puckett	$310,000	$30,000	$340,000
Victor T. Rios	$310,000	$9,000	$319,000

Annual Incentive

Under the annual incentive plan, target annual incentive opportunities for all Valvoline NEOs are expressed as a percentage of the base salary in effect at the end of the performance period. For fiscal 2018, Messrs. Moughler’s and Puckett’s target was increased by 10 percentage points. The incremental 10% target is aligned to the competitive market and tied to the achievement of pre-established strategic initiatives (as described below) approved by the Compensation Committee for each Operating Segment leader. All other NEOs’ target opportunities remained the same for fiscal 2018.

Changes in Target Annual Incentive Opportunity

Executive	FY17 Target Opportunity (% of Salary)	Increase	FY18 Target Opportunity (% of Salary)
Samuel J. Mitchell, Jr.	100%	—	100%
Mary E. Meixelsperger	75%	—	75%
Julie M. O’Daniel	50%	—	50%
Craig A. Moughler	50%	+10%	60%
Anthony R. Puckett	50%	+10%	60%
Victor T. Rios	50%	—	50%

For fiscal 2018, the primary corporate metrics for the annual incentive plan were Valvoline Operating Income and Valvoline Total Lubricant Volume, weighted 80% and 20%, respectively. Operating Income is a key indicator of Valvoline corporate and Operating Segment profitability. Operating Income may be adjusted by the Compensation Committee for unplanned or one-time items, such as gains or losses on the disposition of assets, impairment or restructuring charges or gains on divestitures of major businesses. Lubricant volume highlights the importance of growing the business at both the operating segment and overall corporate levels. This measurement was chosen because volume is an important measure to drive profitability. The annual incentive opportunity for each of Mr. Mitchell and Mses. Meixelsperger and O’Daniel is based on these metrics.

For our operating segment leaders, including Messrs. Moughler and Puckett, the metrics for the fiscal 2018 incentive plan were Valvoline Operating Income, weighted 25%; Operating Segment Operating Income, weighted 41.67%; an Operating Segment metric (International Volume for the International segment and Same Store Sales Growth and Franchise/Express Care Unit Growth for the Quick Lubes segment), weighted 16.67%; and the achievement of strategic initiatives (supply chain improvements and developing OEM business for Mr. Moughler and quick lube acquisitions and delivering average ticket improvements for company-owned stores for Mr. Puckett), weighted 16.67%.

40	PROXY STATEMENT

Performance Against 2018 Metrics(1)(2)

Metric	Threshold	Target	Maximum	Actual Achievement	Payout as a % of Target
Valvoline Operating Income(3)	$393.6	$437.4	$470.2	$414.9	58.8%
Valvoline Total Lubricant Volume (in gallons)	179.7	186.1	188.7	181.9	47.3%
International Operating Income(3)	$86.9	$96.5	$103.7	$92.2	64.1%
International Lubricant Volume (in gallons)	63.0	66.1	67.0	64.0	43.5%
International Strategic Initiatives(4)	Partially Achieved	Fully Achieved	N/A	Partially Achieved	50.0%
Quick Lubes Operating Income(3)	$129.4	$143.8	$154.6	$154.8	150.0%
Quick Lubes Same Store Sales Growth	$1,014.0	$1,033.9	$1,073.6	$1,076.3	150.0%
Quick Lubes Express Care Store Growth	20	35	50	6	0.0%
Quick Lubes Franchise Store Growth	15	25	40	25	100.0%
Quick Lubes Strategic Initiatives(5)	Partially Achieved	Fully Achieved	N/A	Partially Achieved	50.0%

(1)	In millions, except store counts.
(2)

Threshold performance for Valvoline Incentive Plan metrics results in payout of 20% of target opportunity, maximum performance results in payout of 150% of target opportunity. For Messrs. Moughler’s and Puckett’s strategic initiatives, partially achieving the pre-established strategic initiatives results in payout of 50% of target opportunity and fully achieving the strategic initiatives results in payout of 100% of target opportunity.

(3)	For fiscal 2018, the Compensation Committee approved certain adjustments to operating income with a net positive impact of $2.9 million for purposes of determining annual incentive payouts.

(4)

At its meeting in November 2018, the Compensation Committee certified threshold performance for supply chain improvements and OEM business development, resulting in partial achievement and a 50% payout of Mr. Moughler’s strategic initiatives for fiscal 2018.

(5)

At its meeting in November 2018, the Compensation Committee certified target performance for quick lube acquisitions and below threshold performance for average ticket improvements, resulting in partial achievement and a 50% payout of Mr. Puckett’s strategic initiatives for fiscal 2018.

Actual annual incentive awards are calculated as follows:

Payouts Under 2018 Annual Incentive Plan(1)

Executive	FY18 Salary	FY18 Target Opportunity (% of Salary)	Target Annual Cash Incentive Opportunity	Actual as a % of Target Payout	Amount Earned for FY2018
Samuel J. Mitchell, Jr.	$950,000	100%	$950,000	56.5%	$536,750
Mary E. Meixelsperger	$551,000	75%	$413,250	56.5%	$233,487
Julie M. O’Daniel	$400,000	50%	$200,000	56.5%	$113,001
Craig A. Moughler	$365,000	60%	$219,000	57.0%	$124,812
Anthony R. Puckett	$340,000	60%	$204,000	105.5%	$215,288

(1)	Mr. Rios departed the Company prior to the end of fiscal 2018, and he was not eligible to receive an annual incentive award for fiscal 2018.

PROXY STATEMENT 41

Long-term Incentive

Target long-term incentive opportunities for the NEOs are shown below. The target long-term incentive opportunities remained unchanged for fiscal 2018 for Mses. Meixelsperger and O’Daniel. Messrs. Mitchell, Moughler and Puckett each received increases to align their target long-term incentive opportunities more closely with the competitive market.

Changes in Target Long-term Incentive Opportunity

Executive	FY17 Target Opportunity	Change	FY18 Target Opportunity
Samuel J. Mitchell, Jr.	$1,662,500	$1,187,500	$2,850,000
Mary E. Meixelsperger	$750,000	—	$750,000
Julie M. O’Daniel	$300,000	—	$300,000
Craig A. Moughler	$175,000	$50,000	$225,000
Anthony R. Puckett	$155,000	$70,000	$225,000
Victor T. Rios	$150,000	—	$150,000

In fiscal 2018, our long-term incentive program for the NEOs consisted of 25% stock appreciation rights (“SARs”), 25% restricted stock units (“RSUs”), and 50% performance stock units (“PSUs”). The Compensation Committee chose these vehicles and weightings to (a) align executive pay with shareholder value creation, (b) provide PSUs that directly link executive pay with the Company’s long-term goals, and (c) facilitate stock ownership and retention. Pursuant to the terms of the Awards, each recipient is subject to non-compete and non-solicitation covenants during employment and for 24-months following termination.

Equity Mix for Fiscal 2018 SARs 25% 3-year vesting; 50% on 1-year anniversary and 25% on 2nd and 3rd anniversaries 10-year term Exercise price equal to closing price of Valvoline common stock on date of grant RSUs 25% (Time-vested) 3 year vesting; 33-1/3% per year Settled in Valvoline common stock PSUs 50% (Performance-Based) Vests at the end of the 3-year performance period based on goal achievement 100% of award based on earnings per share ("EPS'') can be modified 25% up or down based on relative total shareholder return (''TSR") against the S&P Midcap 400 index

The performance of the 2016-2018 PSUs and Mr. Mitchell’s award made under the Executive Performance Incentive and Retention Plan (“EPIRP”), awarded by Ashland in November of 2015 and assumed by Valvoline at the Separation, were certified by Ashland’s P&C Committee and our Compensation Committee during fiscal 2017 pursuant to the award agreements.

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2016-2018 PSUs

In anticipation of the Separation, the 2016-2018 PSUs were designed to measure performance from October 1, 2015 through 120 days after the Separation. Based on the timing of the Separation, one-third of the target award was converted to time-based RSUs, with the remaining two-thirds subject to performance conditions. Ashland ROI performance was slightly below the target performance level while Ashland’s and Valvoline’s combined relative TSR performance was below the 35th percentile threshold performance level. Based on the combined performance results, the portion of the award subject to performance-criteria was earned at 48.4% of target, as shown in the table below. The converted RSUs and earned 2016-2018 PSUs vested and were settled in shares of Valvoline common stock on November 18, 2018, the original vesting date.

Payouts for 2016-2018 PSUs

Metric	Weighting	Adjusted Performance Measurement Period	Performance Target	Actual Achievement	Payout as a % of Target
Ashland Return on Investment	50%	October 1, 2015 through March 31, 2017 (latest quarter prior to Separation)	8.9%	8.8%	96.8%
Ashland/Valvoline Combined Total Shareholder Return	50%	October 1, 2015 through September 8, 2017 (120 trading days after Separation)	50th percentile	22nd percentile	0%
Weighted Performance Results: 48.4%

EPIRP

The EPIRP, awarded by Ashland and assumed by Valvoline, was designed in a similar manner to the 2016-2018 PSUs, but the entire performance component of the award was based on Ashland’s and Valvoline’s combined relative TSR performance. The awards were granted at the maximum level, and the portion of the award subject to the performance condition was determined by the timing of the Separation from Ashland. Based on the Separation date, a total of one-sixth of the shares awarded converted to time-based RSUs. The converted RSUs vested and were settled in shares of Valvoline common stock on November 18, 2018, the original vesting date. Combined relative TSR performance was below the 35th percentile threshold performance level, resulting in no earned shares for the performance-based portion of the award.

Payouts for EPIRP

Metric	Adjusted Performance Measurement Period	Performance Target	Actual Achievement	Actual Payout as a Percentage of Target Payout
Ashland/Valvoline Combined Total Shareholder Return	October 1, 2014 through September 8, 2017 (120 trading days after Separation)	50th percentile	22nd percentile	0%

PROXY STATEMENT 43

Design of 2018-2020 PSUs

In November 2017, consistent with our regular grant cycle, the Compensation Committee awarded PSUs to the NEOs for the fiscal 2018-2020 performance period. These awards were granted pursuant to the 2016 Valvoline Inc. Incentive Plan and to the extent earned will be settled in shares of Valvoline stock at the end of the performance period. The awards are based solely on EPS growth with a relative TSR modifier, as shown below:

	Design	Rationale
EPS 100% of award

•   25% for each fiscal year during the performance period (75% total).

•   25% for the fiscal 2018-2020 cumulative measurement period.

•   All goals set at the beginning of the three-year performance period.

•   All awards vest at the end of the three-year performance period.

•   Actual payouts can range from 0% to 200% of target based on performance versus pre-established goals.

•   Requiring annual and cumulative goals ensures that EPS growth is measured both annually and cumulatively over the three-year period, rewarding sustained performance.

•   Measuring performance on an annual basis and locking-in the earned shares for each period improves participants’ understanding of the plan and the progress being made towards achieving the pre-established EPS growth goals.

Relative TSR +/- 25% Modifier	• Measured against S&P MidCap 400 index from October 1, 2017 to September 30, 2020 • Applies to entire award • Maximum payout is 250% of target		• While focus is on financial and operational goals, relative TSR is still important to ensure alignment with shareholders over the entire performance period
	Relative TSR Performance	Adjustment
	≤25th %ile	-25%
	26th – 74th %ile	No Impact
	≥75th %ile	+25%

Other Benefits and Perquisites

Health and Welfare Benefits

The health of all employees is important to Valvoline, as is the need to provide for financial security to the families of employees who may become ill, disabled or die during active employment. Valvoline provides a wide variety of health and welfare benefit plans to a majority of its active U.S. workforce, including the NEOs. These plans include medical, dental, vision, life, accidental death and dismemberment, disability and business travel and accident coverage. These benefits are targeted at market competitive levels. Valvoline’s NEOs are eligible and participate in the same plans and coverage as other employees.

Executive Perquisites

Valvoline provides financial planning services (including tax preparation) for the NEOs.

44	PROXY STATEMENT

Post-termination

Retirement Benefits

Valvoline offers a combination of tax-qualified and non-qualified retirement plans designed to assist executives in building savings for retirement over the term of their employment.

401(k) Plan	•	Tax-qualified defined contribution plan with company matching contributions generally available to all employees, including NEOs
Valvoline Non- Qualified Defined Contribution Plan (“NQDC Plan”)	•	Unfunded, non-qualified defined contribution plan
•

Provides a contribution equivalent to Valvoline’s match and supplemental company contributions on annual incentive compensation paid and eligible earnings in excess of limits established under Code Section 401(a)(17) not permitted in the tax-qualified 401(k) plan

Ashland Hercules Pension Plan (“Pension Plan”)	•	Tax-qualified defined benefit plan
	•	Closed to new participants in January 2011
	•	Benefit accruals frozen September 30, 2016
Non-Qualified Excess Defined Benefit Pension Plan (“Excess Plan”)	•	Unfunded, non-qualified defined benefit plan
•

Provides benefit equal to the difference between the benefit under the Pension Plan in the absence of the Code limits (the gross benefit) and the actual benefit that would be payable under the Pension Plan

	•	Closed to new participants in January 2011
	•	Benefit accruals frozen September 30, 2016
Supplemental Early Retirement Plan (“SERP”)	•	Unfunded, non-qualified plan
	•	Closed to new participants in November 2015
	•	Benefit accruals frozen September 30, 2016
	•	Provides supplemental retirement arrangement for select group of management

Severance Benefits

Our NEOs are covered by the Severance Pay Plan, which provides benefits in the event of a covered termination from employment absent a change in control.

Conditions for Severance Benefits

Covered Terminations	Post-employment Covenants

•   Permanent closing of a location or plant;

•   Job discontinuance;

•   Resignation for good reason (defined as a reduction of 15% or more of the sum of base salary and target annual bonus or relocation of principal place of business by more than 50 miles); or

•   Any circumstances in which active employment is terminated at the Company’s initiative for reasons not excluded under the plan

•   Agree to a general release of liability;

•   Refrain from competitive activity;

•   Not disclose confidential information; and

•   Refrain from soliciting customers or employees of Valvoline or otherwise interfere with Valvoline’s business for a stated period of time following termination

PROXY STATEMENT 45

Our NEOs are eligible for the following severance benefits:

Severance Benefits(1)

Executive	Cash Severance	Annual Bonus	Outplacement Services	Health Benefit Continuation	Equity Vesting
Samuel J. Mitchell, Jr.	104 weeks of base pay	Pro-rata based on employment during fiscal year and actual performance	$25,000	104 weeks of continued coverage	All outstanding equity awards forfeited except by Compensation Committee discretion
Mary E. Meixelsperger	78 weeks of base pay			78 weeks of continued coverage
Julie M. O’Daniel
Craig A. Moughler
Anthony R. Puckett

(1)

Mr. Rios received a payment in connection with his departure from the Company on August 1, 2018, including a payment of accrued, but unused, vacation, as described in the “Potential Payments upon Termination or Change in Control for Fiscal 2018 Table.”

Change in Control Benefits

All of our NEOs have a double-trigger change in control agreement with us that have substantially the same terms and conditions as summarized below:

Summary of Change in Control Provisions

	Mr. Mitchell	All Other NEOs
Protection Period	• Two years following change in control

•  Two years following change in control for cash severance payments;

•  One year following change in control for vesting of equity awards in accordance with the terms of the 2016 Incentive Plan (increased to two years if the Amendment to the 2016 Incentive Plan, as set forth in Proposal Four, is approved by the Company’s shareholders)

Benefits (only paid upon a change in control and qualifying termination)

•  Payment of three times the sum of highest annual base salary and highest target annual incentive compensation in respect of the prior three fiscal years preceding the fiscal year in which the termination occurs, in a lump sum, paid in the seventh month following termination;

•  Continued participation in medical, dental and group life plans through December 31 of the third calendar year following the calendar year of termination;

•  Full payment of any PSUs outstanding as of termination date, assuming target performance (less any amounts already paid because of the change in control);

•  Payment of all prior existing incentive compensation not already paid and a pro-rata payment of the target annual incentive for the fiscal year in which termination occurs;

•  Outplacement services and financial planning services for one year after termination;

•  Payment of all unused, earned and accrued vacation in a lump sum in the seventh month following termination; and

•  Vesting of all outstanding RS/RSUs, SARs and stock options

•  Payment of two times the sum of annual base salary and target annual incentive compensation;

•  Continued participation in group health plans for two years following termination;

•  Full payment of any PSUs outstanding as of termination date, assuming target performance (less any amounts already paid because of the change in control);

•  Payment of all prior existing incentive compensation not already paid and a pro-rata payment of the target annual incentive for the fiscal year in which termination occurs;

•  Outplacement services up to $25,000;

•  Payment of all unused, earned and accrued vacation; and

•  Vesting of all outstanding RS/RSUs, SARs and stock options

46	PROXY STATEMENT

	Mr. Mitchell	All Other NEOs
Definition of Cause

•  Willfully failing to substantially perform duties after a written demand for such performance (except in the case of disability);

•  Willfully engaging in gross misconduct demonstrably injurious to Valvoline after a written request to cease such misconduct; or

•  Conviction or plea of nolo contendere for a felony involving moral turpitude

•  To be terminated for cause, the Board of Directors must pass a resolution by three quarters vote finding that the termination is for cause

•  Willfully failing to substantially perform duties (except in the case of disability);

•  Willfully engaging in gross misconduct demonstrably injurious to Valvoline; or

•  Conviction or plea of nolo contendere for a felony involving moral turpitude

Definition of Change in Control

•  The consolidation or merger of Valvoline into an unrelated entity in which the former Valvoline shareholders own less than 50% of the outstanding shares of the new entity, except for a merger under which the shareholders before the merger have substantially the same proportionate ownership of shares in the entity immediately after the merger;

•  The sale, lease, exchange or other transfer of 80% or more of Valvoline’s assets;

•  A shareholder approved liquidation or dissolution;

•  The acquisition of 20% or more of the outstanding shares of Valvoline by an unrelated person without approval of the board of directors; or

•  Changes to the Valvoline board of directors during two consecutive years that result in a majority of the Valvoline board of directors changing from its membership at the start of such two consecutive year period, unless two-thirds of the remaining directors at the start of such two consecutive year period voted to approve such changes

Definition of Good Reason

•  Significant diminution of positions, duties, responsibilities or status, or a diminution in titles or offices

•  Reduction to base salary of 15% or more;

•  Relocation exceeding 50 miles;

•  Failure to continue incentive plans, whether cash or equity, or any other plan or arrangement to receive Valvoline securities; or

•  Material breach of the executive change in control agreement or a failure to assume such agreement

•  Significant diminution of positions, duties, responsibilities or status

•  Reduction of 15% or more of the sum of (i) annual base salary plus (ii) target annual bonus;

•  Relocation exceeding 50 miles;

•  Failure to continue incentive plans, whether cash or equity, or any other plan or arrangement to receive Valvoline securities; or

•  Material breach of the executive change in control agreement or a failure to assume such agreement

Definition of Qualifying Termination	• Termination after a change in control, for any reason other than death or disability; by Valvoline for cause; or by the NEO other than for Good Reason
Tax gross-ups	• None, benefits scaled back using a “best-after-tax” approach
Post-employment Covenants	• Non-compete, non-solicit of customers, non-solicit of employees, and non-interference for 36 months and non-disclosure of confidential information indefinitely	• Non-compete, non-solicit of customers, non-solicit of employees, and non-interference for 24 months and non-disclosure of confidential information indefinitely

PROXY STATEMENT 47

Governance Policies and Practices

Clawback Policy

Valvoline adopted a clawback policy for executive officers, including the NEOs. This policy further strengthens the risk mitigation of our incentive programs by defining the economic consequences that misconduct has on the executive officers’ incentive based compensation. In the event of a financial restatement due to fraudulent activity or intentional misconduct as determined by the Board of Directors, the culpable executive officer is required to reimburse Valvoline for incentive-related compensation paid to him or her. In addition, the Board of Directors has the discretion to determine whether an executive will be required to repay incentive-related compensation, whether or not such officer was involved in the fraudulent activity or misconduct. Valvoline has a period of three years after the payment or award is made to seek reimbursement.

Stock Ownership Guidelines

Valvoline maintains stock ownership guidelines that align the interests of leadership, including the NEOs and non-employee directors, with those of its stockholders, by requiring each of the NEOs and directors to maintain a minimum ownership stake in the company. Each Covered Individual (defined as non-employee members of the Board of Directors and all U.S. employees designated as Section 16 Officers and/or in positions at the Senior Vice President level and above) by the guidelines will have 5 years from the later of (i) the effective date of the guidelines or (ii) the date such individual is hired or promoted into a covered role before they will be required to meet the requirements under the Valvoline Stock Ownership Guidelines. In the event that a Covered Individual is promoted to a new role within the organization and, as a result of such promotion, is subject to a higher guideline, the impacted individual shall have an additional 3 years from the date of promotion to achieve the new ownership guidelines.

Stock Ownership Guidelines

Role	Multiple of Salary or Annual Retainer
Chief Executive Officer	5x
Chief Financial Officer	3x
Other Executive Officers	2x
Non-Employee Directors	5x

Covered Individuals are required to retain 50% of the net share proceeds from any vesting or exercise activity to the extent they have not met their applicable stock ownership guideline. Once met, the ownership guideline will convert to a share equivalent in order to mitigate the impact of future share price fluctuations.

The following types of equity will count towards the ownership guidelines:

•	Unvested restricted stock and/or restricted stock units;

•	Shares awarded to or purchased by a Covered Individual pursuant to a Company employee benefit plan;

•

Shares owned by an immediate family member who shares the same household as the Covered Individual, including: child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and also includes adoptive relationships;

•	Shares held in the dividend reinvestment plan;

•	Phantom shares (e.g., Deferral Plan Units); and

•	Shares of common stock held by Covered Individuals.

Anti-Hedging / Anti-Pledging Policy

Valvoline’s insider trading policy prohibits any director or executive officer, including the NEOs, from purchasing any financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that

48	PROXY STATEMENT

are designed to hedge or offset any decrease in the market value of equity securities of Valvoline: (i) granted to such person by Valvoline as part of the person’s compensation or (ii) held, directly or indirectly, by such person. Valvoline also prohibits all of its directors and officers from directly or indirectly pledging equity securities of Valvoline. Under the policy, the term “pledging” includes the intentional creation of any form of pledge, security interest, deposit, lien or other hypothecation, including the holding of shares in a margin account, that entitles a third party to foreclose against, or otherwise sell, any equity securities, whether with or without notice, consent, default or otherwise. The equity securities attributable to a director or officer for these purposes shall include equity securities attributable to the director or officer under applicable securities laws.

Risk Assessment

Valvoline’s compensation program is designed to motivate and reward employees and executive officers for their performance during the fiscal year and over the long term, while taking appropriate business risks. The Compensation Committee asked its independent compensation consultant to conduct a risk assessment of Valvoline’s incentive compensation plans in January 2018. Based on its review of the consultant’s risk assessment, a review of Valvoline’s internal controls and the risk mitigating components of Valvoline’s compensation programs, the Compensation Committee determined that Valvoline’s compensation programs do not encourage executives or other employees to take inappropriate risks that are reasonably likely to have a material adverse effect on Valvoline.

Compensation Decisions for Fiscal 2019

Looking forward to fiscal 2019, the Compensation Committee continued to review and refine the compensation program to better align with our compensation philosophy and interests of our shareholders. As a result, the compensation actions below were made effective for fiscal 2019:

Changes to the 2019 Compensation Program

	What We Did		Why We Did It
Annual Incentive Plan	•	Changed weighting of Operating Income metric from 80% to 85% and Total Lubricant Volume metric from 20% to 15% for Valvoline corporate employees	•	To better align with the Company’s strategic goals.
•

Changed weighting of Valvoline Operating Income metric from 30% to 40%, Operating Segment Operating Income from 50% to 45%, and Operating Segment Metrics from 20% to 15% for Operating Segment employees

			•	The increased weighting of Valvoline Operating Income is designed to create better alignment of operating segment employees with the total organization.
	•	Increased threshold payout opportunities to 50% of target from 20% of target	•	To better align the annual incentive plan with market practice and to reflect the rigor built into our threshold performance goals.

Deductibility of Compensation

For the fiscal year ended September 30, 2018 and certain “grandfathered” awards issued prior to November 2, 2017, the Section 162(m) tax rules allow for the tax deductibility of amounts paid to the NEOs in excess of $1 million, provided such amounts meet the performance-based exception requirements of the Section 162(m) rules.

Valvoline considers the tax deductibility of compensation awarded to the NEOs, and weighs the benefits of awarding compensation that may be non-deductible against the conditions required by the tax law to obtain tax deductibility. The Compensation Committee believes that in certain circumstances the benefits of awarding nondeductible compensation exceed the benefits of awarding deductible compensation that is subject to limitations imposed by the applicable tax laws.

The exception for qualified performance-based awards was eliminated by the Tax Cuts and Jobs Act for tax years beginning on or after January 1, 2018. Accordingly, future compensation that is paid to the NEOs in excess of $1 million per person, will not be deductible by Valvoline for federal income tax purposes (other than certain grandfathered amounts noted above).

PROXY STATEMENT 49

Valvoline also considers various other tax rules governing compensation for our NEOs including (but not limited to) tax rules relating to fringe benefits, qualified and non-qualified deferred compensation, and compensation triggered by a change in control.

Report of the Compensation Committee

The Compensation Committee has reviewed the Compensation Discussion and Analysis included in this Proxy Statement and discussed it with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Valvoline’s Proxy Statement for its 2019 Annual Meeting of Shareholders. This report is provided by the following independent directors who comprise the Compensation Committee:

COMPENSATION COMMITTEE

Mary J. Twinem, Chair

Richard J. Freeland

Stephen F. Kirk

Carol H. Kruse

Stephen E. Macadam

Vada O. Manager

Charles M. Sonsteby

The Compensation Committee report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Valvoline specifically incorporates the Compensation Committee report by reference.

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Summary Compensation Table

The following table and footnotes is a summary of the total compensation of each Named Executive Officer for fiscal 2018, 2017 and 2016.

Name and Principal Position (a)	Year (b)	Salary(1) ($) (c)	Bonus(2) ($) (d)	Stock Awards(3) ($) (e)	Option Awards(4) ($) (f)	Non-Equity Incentive Compen- sation(5) ($) (g)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(6) ($) (h)	All Other Compen- sation(7) ($) (i)	Total ($) (j)
Samuel J. Mitchell Jr. Chief Executive Officer	2018	950,000	—	2,065,942	712,514	536,750	—	171,440	4,436,646
	2017	855,562	—	1,075,339	613,787	914,945	21,984	79,714	3,561,331
	2016	504,154	—	2,352,864	224,352	582,336	786,486	55,117	4,505,309
Mary E. Meixelsperger Chief Financial Officer	2018	543,000	—	543,942	187,539	233,487	—	86,525	1,594,493
	2017	535,000	—	860,793	328,758	386,444	—	172,831	2,283,826
	2016	144,038	—	517,365	—	135,505	—	20,838	817,746
Julie M. O’Daniel Senior Vice President, Chief Legal Officer and Corporate Secretary	2018	390,000	150,000	217,766	75,004	113,001	951	54,653	1,001,375
	2017	375,843	—	502,338	126,318	182,989	914	41,585	1,229,987

Craig A. Moughler Senior Vice President, International & Product Supply	2018	364,231	—	163,326	56,267	124,812	—	43,253	751,889
	2017	355,619	—	423,367	77,730	156,888	—	32,737	1,046,341
	2016	304,296	—	116,183	47,232	151,822	335,827	21,184	976,544
Anthony R. Puckett Senior Vice President and President, Quick Lubes	2018	325,000	—	163,326	56,267	215,288	—	50,254	810,135
	2017	309,080	—	411,208	68,014	192,805	—	31,613	1,012,720

Victor T. Rios Former Chief Information Officer and Chief Digital Officer	2018	269,104	—	109,117	37,530	—	—	420,945	836,696

(1)	The amount in this column for Mr. Moughler includes a payment of $6,731 received in lieu of accrued, unused vacation.

(2)	The amount in this column for Ms. O’Daniel represents the payment of a retention bonus received in connection with the Separation.

(3)

The values in column (e) represent the aggregate grant date fair value of fiscal 2018-2020 PSUs and time-based RSUs computed in accordance with FASB ASC Topic 718. Refer to the footnotes to the Grants of Plan-Based Awards table for the assumptions made when calculating the grant date fair values of the fiscal 2018-2020 PSUs and time-based RSUs.

The grant date fair value for the fiscal 2018-2020 PSUs for the NEOs receiving such awards would be as follows if the maximum performance was achieved for the 2018-2020 performance period: Mr. Mitchell—$3,440,204; Ms. Meixelsperger—$905,756; Ms. O’Daniel—$362,660; Mr. Moughler—$272,144; Mr. Puckett—$272,144; and Mr. Rios—$181,628.

Mr. Rios forfeited his 2018-2020 PSUs and 2018 time-based RSUs in connection with his departure from the Company on August 1, 2018.

(4)

The values in column (f) represent the aggregate grant date fair value of SARs computed in accordance with FASB ASC Topic 718. Refer to the footnotes to the Grants of Plan-Based Awards table for the assumptions made when calculating the grant date fair value of SARS.

Mr. Rios forfeited his 2018 SARs in connection with his departure from the Company on August 1, 2018.

(5)	The values in column (g) represent the amounts earned with respect to fiscal 2018 annual incentive awards.

(6)

Valvoline’s non-qualified deferred compensation arrangements do not provide above-market or preferential earnings; therefore, for fiscal 2018, the amounts in column (h) represent only the one-year change between September 30, 2017 and September 30, 2018 in the present value of accrued benefits under qualified and non-qualified defined benefit plans. For Messrs. Moughler and Puckett, the present value of their accrued benefits in the qualified and nonqualified defined benefit plans declined in fiscal 2018 by $33,563 and $52,797, respectively, based on an increase in the discount rate and an update to the mortality table projection scale. These plans are more fully discussed in the narrative to the Pension Benefits table.

PROXY STATEMENT 51

(7)	Amounts reported in column (i) for fiscal 2018 are composed of the following items:

	401(k) Plan Employer Contributions	Matching Charitable Contributions (a)	Valvoline Contribution to Non- Qualified Defined Contribution Plan (b)	Financial Planning	Other (c)	Total
S.J. Mitchell	$22,000	$20,500	$113,940	$15,000	$0	$171,440
M.E. Meixelsperger	$21,000	$5,500	$44,950	$15,000	$75	$86,525
J.M. O’Daniel	$19,400	$200	$20,053	$15,000	$0	$54,653
C.A. Moughler	$23,108	$3,800	$16,345	$0	$0	$43,253
A.R. Puckett	$18,540	$650	$16,064	$15,000	$0	$50,254
V.T. Rios	$16,032	$2,360	$12,875	$15,000	$374,678	$420,945

(a)	The amounts in this column represent matching charitable contributions made by Valvoline on behalf of the NEO through a program available to all salaried U.S.-based Valvoline employees.

(b)

The amounts in this column represent Valvoline contributions made on behalf of the NEO to the Valvoline Non-Qualified Defined Contribution Plan. This plan provides company contributions based on limitations on contributions to the Valvoline 401(k) plan under the Internal Revenue Code.

(c)	The amount in this column represents: for Mr. Rios, a payment in connection with his departure from the Company on August 1, 2018, including a payment of accrued, but unused, vacation.

52	PROXY STATEMENT

Grants of Plan-Based Awards for Fiscal 2018

The following table sets forth certain information regarding the annual and long-term incentive awards (SARs, RSUs and PSUs) granted during fiscal 2018 to each of the Valvoline Named Executive Officers.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)		Options(4) (#)	Awards ($/Sh)	Awards(5) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
S.J. Mitchell		190,000	950,000	1,425,000
	11/13/17				10,832	57,770	144,425				1,376,081
	11/13/17							29,890			689,861
	11/13/17								128,150	23.08	712,514
M.E. Meixelsperger		80,250	401,250	601,875
	11/13/17				2,852	15,210	38,025				362,302
	11/13/17							7,870			181,640
	11/13/17								33,730	23.08	187,539
J.M. O’Daniel		38,000	190,000	285,000
	11/13/17				1,142	6,090	15,225				145,064
	11/13/17							3,150			72,702
	11/13/17								13,490	23.08	75,004
C.A. Moughler		42,000	210,000	315,000
	11/13/17				857	4,570	11,425				108,857
	11/13/17							2,360			54,469
	11/13/17								10,120	23.08	56,267
A.R. Puckett		37,200	186,000	279,000
	11/13/17				857	4,570	11,425				108,857
	11/13/17							2,360			54,469
	11/13/17								10,120	23.08	56,267
V.T. Rios(6)		31,000	155,000	232,500
	11/13/17				572	3,050	7,625				72,651
	11/13/17							1,580			36,466
	11/13/17								6,750	23.08	37,530

(1)

The dollar amounts in these columns represent the potential annual incentive payouts for fiscal 2018 as of the first day of the annual performance period, October 1, 2017. The actual dollar amounts earned were paid in December 2018 and are included in column (g) in the fiscal 2018 row of the Summary Compensation Table.

(2)

The amounts in these columns represent the potential payments for the fiscal 2018-2020 PSU performance period. The amounts in column (f) represent the minimum payout assuming the application of a negative 25% TSR modifier to threshold performance. The amounts in column (h) represent the maximum payout assuming the application of a positive 25% TSR modifier to maximum performance.

(3)	RSU awards granted on November 13, 2017, vest one-third on each of the first three anniversaries following the grant date.

(4)	The amounts in column (j) represent the number of shares of Valvoline common stock that may be issued to the NEOs upon exercise of SARs.

(5)

The dollar amounts in column (l) are calculated in accordance with FASB ASC Topic 718 and assume (i) payment of PSUs at target using a Monte Carlo simulation valuation model to reflect the impact of the TSR modifier, incorporating the following assumptions: (a) range of risk-free interest rates between 1.55% to 1.82% based on the U.S. Treasury yield curve in effect on the date of grant date; (b) expected dividend yield of 1.0%; (c) expected volatility of 24.2%, based on the average volatility across a group of peer companies for the three-year period prior to the grant date; (d) expected term of 3.0 years, and (d) an initial TSR of 2.2%; (ii) valuation of all SARs using the Black-Scholes valuation model, incorporating the following assumptions: (a) risk free interest rate of 2.16% based on the U.S. Treasury yield curve in effect on the grant date; (b) expected dividend yield of 0.85%; (c) expected volatility of 23.3% based on comparable companies’ historical daily equity volatilities with look-back periods commensurate with the expected term; and (d) expected term of 5.88 years; and (iii) the grant date fair value of RSUs using the closing price of Valvoline common stock of $23.08 on November 13, 2017.

(6)	Mr. Rios forfeited his 2018 annual incentive opportunity and all unvested long-term incentive awards in connection with his departure from the Company on August 1, 2018.

PROXY STATEMENT 53

Outstanding Equity Awards at Fiscal 2018 Year-End

The following table sets forth certain information regarding SARs, PSUs, restricted shares and RSUs held by each of the Valvoline Named Executive Officers as of September 30, 2018.

		Option Awards					Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (1) (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (1) (#) (c)	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (2) (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested (3) ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (4) (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (3) ($) (j)
S.J. Mitchell	11/13/17	—	128,150		23.08	11/13/2027
	11/16/16	50,979	50,979		20.29	12/16/2026
	11/18/15	34,498	11,504		20.80	12/18/2025
	11/12/14	31,744	—		20.99	12/12/2024
	11/13/13	33,358	—		16.67	12/13/2023
	11/14/12	61,874	—		13.08	12/14/2022
	12/02/11	52,189	—		10.33	01/02/2022
	11/17/10	50,037	—		9.64	12/17/2020
							85,191	1,832,458	89,514	1,925,446
M.E. Meixelsperger	11/13/17	—	33,730		23.08	11/13/2027
	11/16/16	27,305	27,306		20.29	12/16/2026
							45,196	972,166	32,158	691,719
J.M. O’Daniel	11/13/17	—	13,490		23.08	11/13/2027
	11/16/16	10,491	10,492		20.29	12/16/2026
	11/18/15	3,830	1,281		20.80	12/18/2025
	11/12/14	4,035	—		20.99	12/12/2024
	11/13/13	4,304	—		16.67	12/13/2023
							19,852	427,017	12,546	269,864
C.A. Moughler	11/13/17	—	10,120		23.08	11/13/2027
	11/16/16	6,456	6,456		20.29	12/16/2026
	11/18/15	7,263	2,421		20.80	12/18/2025
	11/12/14	7,801	—		20.99	12/12/2024
	11/13/13	8,070	—		16.67	12/13/2023
	11/14/12	5,649	—		13.08	12/14/2022
	12/02/11	6,456	—		10.33	01/02/2022
							19,669	423,080	8,605	185,094
A.R. Puckett	11/13/17	—	10,120		23.08	11/13/2027
	11/16/16	5,649	5,649		20.29	12/16/2026
	11/18/15	7,263	2,421		20.80	12/18/2025
	11/12/14	7,801	—		20.99	12/12/2024
	11/13/13	8,070	—		16.67	12/13/2023
							19,488	419,187	8,336	179,307
V.T. Rios(5)

(1)	The numbers in columns (b) and (c) relate to SARs, 50% of which vest on the first anniversary of the grant date and 25% of which vest on each of the second and third anniversaries of the grant date.

(2)	The numbers in column (g) represent unvested restricted shares, RSUs and earned PSUs. Specifically, for:

(i)

Mr. Mitchell, the amounts in column (g) include the following: 3,112 RSUs awarded on November 18, 2015, which vested and were settled on November 18, 2018; 11,472 time-based RSUs resulting from the conversion of 2016-2018 PSUs granted on November 18, 2015, which vested and were settled on November 18, 2018; 29,472 restricted shares resulting from the conversion of Mr. Mitchell’s EPIRP award originally granted on November 18, 2015 and which vested and were settled on November 18, 2018; 10,843 RSUs awarded on November 16, 2016 and vesting in equal installments on each of the first three anniversaries of the grant date; and 30,292 RSUs awarded on November 13, 2017 and vesting in equal installments on each of the first three anniversaries of the grant date;

54	PROXY STATEMENT

(ii)

Ms. Meixelsperger, the amounts in column (g) include the following: 18,671 restricted shares granted on June 20, 2016 and which will become fully vested on June 20, 2019 (one-third of the original award vested on June 20, 2018); 5,882 RSUs awarded on November 16, 2016 and vesting in equal installments on each of the first three anniversaries of the grant date; 12,668 RSUs awarded on September 14, 2017 and cliff vesting on September 14, 2020; and 7,975 RSUs awarded on November 13, 2017 and vesting in equal installments on each of the first three anniversaries of the grant date;

(iii)

Ms. O’Daniel, the amounts in column (g) include the following: 374 RSUs awarded on November 18, 2015, which vested and were settled on November 18, 2018; 1,413 time-based RSUs resulting from the conversion of 2016-2018 PSUs granted on November 18, 2015, which vested and were settled on November 18, 2018; 2,205 RSUs awarded on November 16, 2016 and vesting in equal installments on each of the first three anniversaries of the grant date; 12,668 RSUs awarded on September 14, 2017 and cliff vesting on September 14, 2020; and 3,192 RSUs awarded on November 13, 2017 and vesting in equal installments on each of the first three anniversaries of the grant date;

(iv)

Mr. Moughler, the amounts in column (g) include the following: 668 RSUs awarded on November 18, 2015, which vested and were settled on November 18, 2018; 2,471 time-based RSUs resulting from the conversion of 16-18 PSUs, which vested and were settled on November 18, 2018; 1,471 RSUs awarded on November 16, 2016 and vesting in equal installments on each of the first three anniversaries of the grant date; 12,668 RSUs awarded on September 14, 2017 and cliff vesting on September 14, 2020; and 2,391 RSUs awarded on November 13, 2017 and vesting in equal installments on each of the first three anniversaries of the grant date; and

(v)

Mr. Puckett, the amounts in column (g) include the following: 668 RSUs awarded on November 18, 2015, which vested and were settled on November 18, 2018; 2,471 time-based RSUs resulting from the conversion of 16-18 PSUs, which vested and were settled on November 18, 2018; 1,290 RSUs awarded on November 16, 2016 and vesting in equal installments on each of the first three anniversaries of the grant date; and 12,668 RSUs awarded on September 14, 2017 and cliff vesting on September 14, 2020; and 2,391 RSUs awarded on November 13, 2017 and vesting in equal installments on each of the first three anniversaries of the grant date.

(3)

The dollar amounts in columns (h) and (j) correspond to the units identified in columns (g) and (i), respectively. The dollar value is computed by converting the units to shares of Valvoline common stock on a one-for-one basis. The number of shares is then multiplied by the closing price of Valvoline common stock of $21.51 as reported on the NYSE on September 28, 2018.

(4)

The numbers in column (i) represent the PSUs granted for the fiscal 2017-2019 and fiscal 2018-2020 performance periods assuming target performance goals for each performance period are achieved. Specifically, for:

(i)

Mr. Mitchell, the amounts in column (j) include the following: 31,744 PSUs granted on November 16, 2016 for the fiscal 2017-2019 performance period and 57,770 PSUs granted on November 13, 2017 for the fiscal 2018-2020 performance period;

(ii)

Ms. Meixelsperger, the amounts in column (j) include the following: 16,948 PSUs granted on November 16, 2016 for the fiscal 2017-2019 performance period and 15,210 PSUs granted on November 13, 2017 for the fiscal 2018-2020 performance period;

(iii)

Ms. O’Daniel, the amounts in column (j) include the following: 6,456 PSUs granted on November 16, 2016 for the fiscal 2017-2019 performance period and 6,090 PSUs granted on November 13, 2017 for the fiscal 2018-2020 performance period;

(iv)

Mr. Moughler, the amounts in column (j) include the following: 4,035 PSUs granted on November 16, 2016 for the fiscal 2017-2019 performance period and 4,570 PSUs granted on November 13, 2017 for the fiscal 2018-2020 performance period; and

(v)

Mr. Puckett, the amounts in column (j) include the following: 3,766 PSUs granted on November 16, 2016 for the fiscal 2017-2019 performance period and 4,570 PSUs granted on November 13, 2017 for the fiscal 2018-2020 performance period.

(5)	Mr. Rios forfeited all unvested long-term incentive awards in connection with his departure from the Company on August 1, 2018 and had no outstanding equity awards as of September 30, 2018.

Option Exercises and Stock Vested for Fiscal 2018

The following table sets forth certain information regarding the value realized by each Valvoline Named Executive Officer during fiscal 2018 upon the exercise of SARs and the vesting of PSUs, restricted shares and RSUs.

Name (a)	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
	(#)	($)	(#)	($)
	(b)	(c)	(d)	(e)
S.J. Mitchell	—	—	71,564	1,610,182
M.E. Meixelsperger	—	—	9,084	203,662
J.M. O’Daniel	—	—	1,816	44,397
C.A. Moughler	—	—	6,116	143,167
A.R. Puckett	18,964	194,060	6,024	140,867
V.T. Rios	5,514	7,499	631	15,693

PROXY STATEMENT 55

(1)

The value realized on exercise is calculated by multiplying the number of SARs exercised by the difference between the exercise price of the SAR and the market price of Valvoline common stock on the date of exercise.

(2)	The value realized on vesting is calculated by multiplying the number of shares vested by the market value of the shares on the relevant vesting date.

Pension Benefits for Fiscal 2018

The following table shows the actuarial present value of the Named Executive Officers’ (other than Ms. Meixelsperger and Mr. Rios) accumulated benefits under each of Valvoline’s qualified and non-qualified pension plans, calculated as of September 30, 2018. Ms. Meixelsperger and Mr. Rios are not eligible to participate in the qualified and non-qualified pension plans.

Name (a)	Plan Name(1) (b)	Number of Years Credited Service(2) (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
S.J. Mitchell	Ashland Hercules Pension Plan	18 years 5 months	244,278

	Ashland Inc. Nonqualified Excess Benefit Pension Plan	18 years 5 months	90,258

	Ashland Inc. Supplemental Early Retirement Plan for Certain Employees	19 years 5 months	4,178,326
J.M. O’Daniel	Ashland Hercules Pension Plan	8 years 2 months	24,722
C.A. Moughler	Ashland Hercules Pension Plan	27 years 6 months	1,407,411

	Ashland Inc. Nonqualified Excess Benefit Pension Plan	27 years 6 months	76,950

	Ashland Inc. Supplemental Early Retirement Plan for Certain Employees	20 years	872,047
A.R. Puckett	Ashland Hercules Pension Plan	29 years	1,016,481

	Ashland Inc. Nonqualified Excess Benefit Pension Plan	29 years	81,029

	Ashland Inc. Supplemental Early Retirement Plan for Certain Employees	20 years	815,107

(1)

The Ashland Hercules Pension Plan (the “Pension Plan”) is a tax-qualified plan under Section 401(a) of the Code. The Ashland Inc. Nonqualified Excess Benefit Pension Plan (the “Excess Plan”) is a non-qualified plan that is coordinated with the tax-qualified plan. The Ashland Inc. Supplemental Early Retirement Plan for Certain Employees (the “SERP”) is a non-qualified plan. The material terms of each of these plans are described in the narrative below.

(2)

The maximum number of years of credited service under the SERP is 20 years. The number of years of service for the SERP is measured from the date of hire. The number of years of service under the Pension Plan and the Excess Plan is measured from the date the NEO began participating in the Pension Plan.

Assumptions

The present values of the accumulated benefits were calculated as of September 30, 2018, based on the earliest age a participant could receive an unreduced benefit under the qualified Pension Plan and the Excess Plan because his or her qualified Pension Plan benefits are calculated under the cash balance pension formula.

The SERP provides an umbrella (or gross) benefit that is subject to certain reductions. The amount in the Pension Benefits table for the SERP benefit for applicable Named Executive Officers is the net benefit under the SERP, after

56	PROXY STATEMENT

applicable reductions. The reductions referred to in this paragraph are described in the “Ashland Inc. Supplemental Early Retirement Plan for Certain Employees (SERP)” section below.

Under the SERP, the earliest age a Named Executive Officer could receive an unreduced benefit is the earlier of age 55 or when the sum of the NEO’s age and service equals at least 80, provided that the NEO has at least 20 years of service under the SERP.

Post-Employment Obligations Following Separation

In conjunction with the Separation of Valvoline from Ashland, sponsorship of several qualified and non-qualified plans previously sponsored by Ashland were transferred to Valvoline as of September 1, 2016. As of September 30, 2016, benefits under these plans were frozen with regard to future accruals. The Ashland Hercules Pension Plan, the Ashland Inc. Nonqualified Excess Benefit Pension Plan, and the Ashland Inc. Supplemental Early Retirement Plan for Certain Employees are discussed below based on the fact that each of the Named Executive Officers, other than Ms. Meixelsperger and Mr. Rios, were participants in these plans during fiscal 2018.

Ashland Hercules Pension Plan (Pension Plan)

The Pension Plan is a tax-qualified defined benefit pension plan under Code Section 401(a). The Pension Plan provides retirement income for eligible participants. Beginning in January 2011, the Pension Plan was closed to new participants and to additional credits in the retirement growth account. Benefit accruals were frozen effective as of September 30, 2016.

The Pension Plan has two benefit formulas—a traditional formula, referred to as the annuity benefit, and a cash balance formula, referred to as the retirement growth account. The traditional formula produces an annuity benefit at retirement based on a percentage of final average compensation multiplied by years of plan service (see the description in the “—Traditional Benefit/Annuity Formula” section below). The cash balance formula produces a hypothetical account balance based on the sum of contribution credits and interest on those contribution credits (see the description in the “—Retirement Growth Account Benefit/Cash Balance Formula” section below). In general, participants who were actively employed by Ashland on June 30, 2003, with at least 10 years of service remained in the annuity benefit formula. All other participants moved to the retirement growth account formula. The formula under which a participant’s benefit is computed is a matter of plan design and not participant election.

The Pension Plan operated in conjunction with the Ashland Inc. Leveraged Employee Stock Ownership Plan (the “LESOP”) for eligible participants. The LESOP transferred to Valvoline upon separation from Ashland. Effective May 1, 2017, Valvoline merged the LESOP into the Valvoline Inc. 401(k) Plan. Provisions for coordination with the Pension Plan remained unchanged.

Traditional Benefit/Annuity Formula

Under this formula, for certain highly compensated employees, compensation only includes base compensation, up to the maximum amount allowed under Code Section 401(a)(17). For all other participants, compensation includes base compensation and bonus amounts. This applies to both the annuity formula and the cash balance formula.

The final average compensation formula is the average for a 48-consecutive month period producing the highest average for the last 120 months of credited service. For participants who were employees of Hercules prior to the acquisition of Hercules, the final average compensation is the average for the 60-consecutive month period producing the highest average for the last 120 months of credited service.

The annual annuity benefit formula is:

(1.08% x final average compensation up to $10,700) + (1.5% x final average compensation exceeding $10,700)

×

(years of credited service, which means years as a participant in the plan up to a maximum of 35 years)

PROXY STATEMENT 57

For participants who were employees of Hercules prior to the acquisition, the annual annuity benefit formula is:

(1.2% x final average compensation up to $53,400) + (1.6% x final average compensation exceeding $53,400)

×

(years of credited service)

The normal form of benefit payment under the annuity benefit is a single life annuity. However, as required by federal law, the normal form of benefit for a married participant is a joint and survivor annuity, unless the spouse consents to a different benefit distribution. A participant may also elect a non-spousal joint and survivor annuity or a 10-year term certain annuity. All payment forms are actuarially equivalent.

The normal retirement age is 65, but an unreduced benefit is paid for retirement at age 62. A participant may retire early once the participant is either at least age 55 or when the sum of the participant’s age and service equals at least 80.

Retirement Growth Account Benefit/Cash Balance Formula

Under this formula, contribution credits are accumulated in a notional account. Interest credits are allocated to each participant’s account monthly. The interest rate is from a minimum of 4.0% to a maximum of 7.0% and is set at the beginning of each plan year. The interest rate for fiscal 2018 was 4.25%.

The accrued benefit under this formula is the balance in the retirement growth account. The benefit is payable in the same forms that apply to the annuity benefit formula or may be paid as a single lump sum.

The normal retirement age under the retirement growth account formula is also age 65. The earliest that a participant can receive an unreduced benefit is at age 55 with at least five years of service.

Non-Qualified Excess Defined Benefit Pension Plan (“Excess Plan”)

The Excess Plan is an unfunded, non-qualified pension plan providing a benefit payable, based on the applicable Named Executive Officer’s pension plan eligibility, equal to the difference between the benefit under the Pension Plan in the absence of the Code limits (the gross benefit) and the actual benefit that would be payable under the Pension Plan.

The Excess Plan covers employees (i) who are eligible for the Pension Plan and whose benefit under the Pension Plan were limited because of either Code Section 401(a)(17) or Section 415(b) and (ii) who are not terminated for cause as defined in the Excess Plan. For purposes of computing the Excess Plan benefits, a participant’s compensation is defined the same as it is for the Pension Plan. However, the limits on the compensation under the Pension Plan that are imposed by the Code do not apply under the Excess Plan.

The benefit under the Excess Plan is payable in a lump sum and may be transferred to the Employees’ Deferral Plan. A benefit payable to certain highly compensated participants cannot be paid for six months following separation from service. Messrs. Mitchell, Moughler and Puckett participate in the Excess Plan. The Excess Plan was frozen effective September 30, 2016, in conjunction with the freezing of the Pension Plan.

Supplemental Early Retirement Plan for Certain Employees (“SERP”)

The SERP is an unfunded, non-qualified plan allowing designated employees to retire prior to their sixty-fifth birthday without an immediate substantial loss of income. The SERP is a supplemental retirement arrangement for a select group of management participating in the SERP as of December 31, 2010. Beginning January 1, 2011, the eligibility for this program was restricted to employees with a traditional Pension Plan benefit who were subsequently promoted into an executive level position, on or after January 1, 2011. On November 18, 2015, the SERP was closed to all new participants.

In conjunction with the Separation of Valvoline from Ashland, sponsorship of the SERP was transferred to Valvoline as of September 1, 2016. As of September 30, 2016, benefits under the SERP were frozen with regard to future accruals. The final average compensation used in determining the value of a participant’s benefit was fixed as of this date. Final average bonus as defined under the plan will include fiscal 2016 annual incentive payments made in December 2016.

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The SERP benefit formula covering the applicable Named Executive Officers and certain other designated executive level participants provides a benefit of 25% of final average compensation multiplied by the participant’s years of service up to 20 years. For this purpose, the final average compensation formula for participants as of December 30, 2010, is total compensation (base plus incentive compensation) for the 36 months out of the 84 months before retirement that produces the highest average. For Participants who became eligible on or after January 1, 2011, final average compensation is total compensation for the 60 months out of the 120 months before retirement that produces the highest average.

The applicable Named Executive Officers may retire on the earlier of age 55 with three years of service or when the sum of the executive’s age and service equals at least 80. The benefit produced by the above described formula is subject to proportionate reduction for each year of service credited to the participant that is less than 20 years of service. Additionally, the benefit is reduced by the sum of the following:

•	the participant’s qualified Pension Plan benefit (assuming the LESOP offset account is transferred to the Pension Plan); and

•	the participant’s Excess Plan benefit.

SERP benefits become vested upon attaining three years of service. Messrs. Mitchell, Moughler and Mr. Puckett are vested in the SERP. Mses. Meixelsperger and O’Daniel and Mr. Rios are not eligible to participate in the SERP.

The SERP benefit is payable in a lump sum and may be transferred to the Valvoline Employee Deferral Plan, as defined below. Distributions to the Named Executive Officers and certain other highly compensated participants are subject to a six-month delay after separation from service.

PROXY STATEMENT 59

Non-Qualified Deferred Compensation for Fiscal 2018

The following table sets forth certain information for each of the Valvoline Named Executive Officers regarding non-qualified deferred compensation for fiscal 2018.

Name (a)	Executive Contributions in Last FY(1) ($) (b)	Registrant Contributions in Last FY(2) ($) (c)	Aggregate Earnings in Last FY(3) ($) (d)	Aggregate Withdrawals/ Distributions in Last FY ($) (e)	Aggregate Balance at September 30, 2018 ($) (f)
S.J. Mitchell	25,577	113,940	5,750	—	8,120,087
M.E. Meixelsperger	—	44,950	5,820	—	61,860
J.M. O’Daniel	—	20,053	571	—	39,911
C.A. Moughler	—	16,345	66,207	(4,517)	787,881
A.R. Puckett	52,973	16,064	121,721	—	1,066,171
V.T. Rios	—	12,875	203	(17,615)	0

(1)	The values in column (b) relate to the deferral of a portion of compensation in fiscal 2018 and are included in the Summary Compensation Table.

(2)

The values in column (c) relate to a contribution equivalent to the company match and supplemental company contributions on annual incentive compensation and base pay in excess of limits established under Code Section 401(a)(17) and not permitted in the qualified 401(k) plan. This amount is reported in column (i) of the Summary Compensation Table (inclusive of taxes).

(3)

Aggregate earnings are composed of interest, dividends, capital gains and appreciation/depreciation of investment results. These earnings are not included in the Summary Compensation Table in this Proxy Statement.

Non-Qualified Defined Contribution Plan (“NQDC Plan”)

The NQDC Plan is an unfunded, non-qualified defined contribution plan that provides a contribution equivalent to Valvoline’s match and supplemental company contributions on annual incentive compensation paid and eligible earnings in excess of limits established under Code Section 401(a)(17) not permitted in the qualified 401(k) plan. The account balance may be invested in the mutual funds available in the Employees’ Deferral Plan, as described below. The benefit payable under the NQDC Plan will be made in installments or as a lump sum based on a participant’s distribution election. Named Executive Officers and certain other highly compensated participants are subject to a six-month delay on distributions on account of their separation from service.

Employee Deferral Plans

In September 2016, our Board approved the Valvoline Inc. 2016 Deferred Compensation Plan for Employees (the “Valvoline Employee Deferral Plan”), which is described below.

Participants elect how to invest their account balances from among a diverse set of mutual fund offerings and a hypothetical Valvoline common stock fund. No guaranteed interest or earnings are available and there are no above market rates of return on investments in the Valvoline Employee Deferral Plan. New investments in the Valvoline common stock fund must remain so invested and must be distributed as Valvoline common stock. In all other events, participants may freely elect to change their investments. Withdrawals are allowed for an unforeseeable emergency (lump sum payment sufficient to meet the emergency), disability (lump sum payment), upon separation from employment (payable as a lump sum or installments per election) and at a specified time (paid as a lump sum).

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Potential Payments Upon Termination or Change in Control for Fiscal 2018 Table

The following table summarizes the estimated amounts payable to each Valvoline Named Executive Officer in the event of a termination from employment or change in control of Valvoline as of September 30, 2018. A narrative description follows the table. Different termination events are identified in columns (b)-(g). Column (a) enumerates the types of potential payments for each Valvoline Named Executive Officer. As applicable, each payment or benefit is estimated across the table under the appropriate column or columns.

These estimates are based on the assumption that the various triggering events occur on September 30, 2018, the last day of fiscal 2018. The equity incentive-based components are based on the closing price of Valvoline’s common stock as of September 28, 2018 ($21.51). Other material assumptions used in calculating the estimated compensation and benefits under each triggering event are noted below. The actual amounts that would be paid to a Valvoline named executive officer upon certain terminations of employment or upon a change in control can only be determined at the time an actual triggering event occurs.

Name/Kinds of Payments* (a)	Termination prior to a Change in Control of Company without Cause ($) (b)	Disability (4) ($) (c)	Voluntary Resignation or Involuntary Termination for Cause (5) ($) (d)	Retirement (6) ($) (e)	Change in Control without Termination ($) (f)	Termination after Change in Control of Company without Cause or by Executive for Good Reason ($) (g)
S. J. Mitchell
Cash severance	2,023,317					5,823,317
Accelerated SARs						70,362
RS / RSUs						1,077,164
Performance-Restricted Stock(1)	633,943	633,943				633,943
PSUs(2)		715,040		715,040	715,040	1,638,030
Incentive compensation(3)	536,750	536,750		536,750	536,750	950,000
Welfare benefit	33,998					55,247
Outplacement	25,000					142,500
Financial planning						15,000
Total	$3,253,008	$1,885,733		$1,251,790	$1,251,790	$10,405,563
M.E. Meixelsperger
Cash severance	859,348					1,961,348
Accelerated SARs						33,313
RS / RSUs						972,193
PSUs(2)		205,984			205,984	473,464
Incentive compensation(3)	233,487	233,487			233,487	413,250
Welfare benefit	25,499					33,998
Outplacement	25,000					25,000
Financial planning
Total	$1,143,334	$439,471			$439,471	$3,912,566

PROXY STATEMENT 61

Name/Kinds of Payments* (a)	Termination prior to a Change in Control of Company without Cause ($) (b)	Disability(6) ($) (c)	Voluntary Resignation or Involuntary Termination for Cause (7) ($) (d)	Retirement(8) ($) (e)	Change in Control without Termination ($) (f)	Termination after Change in Control of Company without Cause or by Executive for Good Reason ($) (g)
J.M. O’Daniel
Cash severance	636,154					1,236,154
Accelerated SARs						13,710
RS / RSUs						412,095
PSUs(2)		95,519			95,519	201,677
Incentive compensation(3)	113,001	113,001			113,001	200,000
Welfare benefit	14,498					19,331
Outplacement	25,000					25,000
Financial planning
Total	$788,653	$208,520			$208,520	$2,107,967
C.A. Moughler
Cash severance	606,462					1,226,962
Accelerated SARs						9,595
RS / RSUs						397,005
PSUs(2)		81,912		81,912	81,912	159,268
Incentive compensation(3)	124,812	124,812		124,812	124,812	219,000
Welfare benefit	15,838					21,117
Outplacement	25,000					25,000
Financial planning
Total	$772,112	$206,724		$206,724	$206,724	$2,057,947
A.R. Puckett
Cash severance	560,019					1,138,019
Accelerated SARs						8,611
RS / RSUs						393,092
PSUs(2)		80,356		80,356	80,356	156,946
Incentive compensation(3)	215,288	215,288		215,288	215,288	204,000
Welfare benefit	25,499					33,998
Outplacement	25,000					25,000
Financial planning
Total	$825,806	$295,644		$295,644	$295,644	$1,959,666

*

Mr. Rios departed the Company prior to the end of fiscal 2018 and in connection with his departure a determination was made by the Company to make a separation payment to Mr. Rios in the amount of $374,678, including accrued, but unused vacation.

(1)

Mr. Mitchell’s EPIRP award agreement contains change in control provisions governing the Executive Performance Incentive and Retention Program. If Mr. Mitchell terminates without “cause,” due to death or disability or, solely, after a change in control, for “good reason,” the award will vest in full.

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(2)	The PSU amounts identified in all of the columns except for column (g) are based on:

For the 2018-2020 and 2017-2019 PSU awards: If one of the events represented by columns (b), (c) or (e) occurred, the pro-rata payments would be based on actual results, rather than target. Pursuant to the terms of the award agreements, if the change in control occurs during the first twelve (12) months of the performance period, a pro-rata portion of the PSUs will become vested at target as of the date of the change in control (column (f)) and the remaining PSUs will be converted at target to time-based, stock-settled RSUs and continue to vest, subject to the participant’s continued employment through the vesting date; provided that any such outstanding unvested RSUs will immediately vest upon the termination of the participant’s employment without “cause,” and not as a result of the participant’s disability or death, during the one-year period (two-year period for Mr. Mitchell) beginning on the date of the change in control (column (g)). If the change in control occurs after the first twelve (12) months of the performance period, a pro-rata portion of the PSUs will become vested as of the date of the change in control based on the performance goals through the date of the change in control and the remaining PSUs will be converted to time-based, stock-settled RSUs, and will continue to vest, subject to the participant’s continued employment through the vesting date; provided that any such outstanding unvested RSUs will immediately vest upon the termination of the participant’s employment without cause, and not as a result of the Participant’s disability or death, during the one-year period (two-year period for Mr. Mitchell) beginning on the date of the change in control.

For the 2016-2018 PSU awards: The full value of the 2016-2018 PSUs converted to time-based awards during fiscal 2017 is reflected in column (c) and (f) to the extent the NEO received a grant and column (e) for participating NEOs eligible under the definition of Qualifying Termination (age 55 with 10 years of continuous service) under the terms of the 2016 Incentive Plan.

The PSU amounts identified in column (g) are based on the full value of (i) the outstanding 2018-2020 PSUs at target, the outstanding 2017-2019 PSUs based on actual achievement (40.13%), and (ii) the converted 2016-2018 PSUs (to the extent the NEO receive a grant), each valued based on the closing price of Valvoline common shares as of September 28, 2018.

(3)

The amounts identified in the Incentive Compensation row of columns (b), (c) and (e) represent a payment of the fiscal 2018 annual incentive compensation based on actual results for the entire performance period. Upon a change in control, the performance period relating to any incentive award will be accelerated and payment will be made based upon achievement of the performance goals up to the date of the change in control. The amounts identified in the Incentive Compensation row of column (f) reflect this payment, based on actual results for the fiscal year.

(4)

For purposes of column (c), it is assumed that the NEO incurred a disabling event and termination on September 30, 2018. Subject to coordination with other income received while disabled, the Long-Term Disability Plan (“LTD Plan”) provides a benefit equal to 60% of base compensation. The compensation covered by the LTD Plan is limited in 2018 to $12,000 per month. If the NEO died, his or her beneficiaries would receive the same accelerated vesting of the PSUs as the NEO would in the event of disability.

(5)	Valvoline does not maintain any plans or arrangements that would provide additional or enhanced benefits to the NEOs as a result of a voluntary termination or involuntary termination for cause.

(6)

The values in this column represent benefits under the 2016 Incentive Plan due upon a Qualifying Termination, defined as having reached age fifty-five (55) with ten years of continuous service at the time the NEO’s employment with the Company terminates. As of September 30, 2018, only Messrs. Mitchell, Moughler, and Puckett met these requirements.

Severance Pay Plan

The Valvoline Named Executive Officers are covered by the Valvoline Severance Pay Plan, which provides benefits in the event of a covered termination from employment in the absence of a change in control. A termination for which benefits under the plan will be considered include those directly resulting from the permanent closing of a facility, job discontinuance, termination by a participant for Good Reason (as defined in the plan), or other termination at Valvoline’s initiative for which Valvoline elects to provide benefits. Certain terminations are excluded from coverage by the Severance Pay Plan (for example, refusal to sign a severance agreement and release; discharge for less than effective performance, absenteeism or misconduct; or voluntary resignation). In order for any executive to receive benefits and compensation payable under the Severance Pay Plan, the executive must agree to a general release of liability which relates to the period of employment and the termination.

The benefit payable under the Severance Pay Plan to the Valvoline Named Executive Officers is 78 weeks of base pay, except for Mr. Mitchell, whose benefit is 104 weeks of base pay. Payments will be made in bi-weekly increments over the severance period in accordance with the Company’s regular payroll. Any executive who receives benefits under the plan is also entitled to continued coverage under the Company’s group health plans via company-paid COBRA during the severance period.

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Executive Change in Control Agreements

Mr. Mitchell has a change in control agreement, effective May 15, 2017. If, within two years after a Change in Control (as defined in the agreement), Mr. Mitchell’s employment is terminated as a result of a Qualifying Termination (as defined in the agreement) he would be entitled to the following payments and benefits:

•

payment of three times the sum of his highest annual base compensation and highest target percentage annual incentive compensation in respect of the prior three fiscal years preceding the fiscal year in which the termination occurs in a lump sum paid in the seventh month following termination;

•	continued participation in Valvoline’s medical, dental and group life plans through December 31 of the third calendar year following the calendar year in which he was terminated;

•	full payment at target in cash of any outstanding PSUs as of his termination (less any amounts already paid with regard to the PSUs because of the change in control);

•	payment in cash of all earned and unpaid incentive compensation and pro-rata payment of any incentive compensation for the fiscal year in which he terminates at target level;

•	outplacement services and financial planning services for one year after termination;

•	payment of all unused, earned and accrued vacation in a lump sum in the seventh month following termination; and

•	vesting of all outstanding restricted shares, RSUs, SARs and stock options.

As a condition to receiving the benefits and compensation payable under the agreement, Mr. Mitchell has agreed for a period of 36 months following a Qualifying Termination, absent prior written consent of Valvoline’s Chief Legal Officer, to refrain from engaging in competitive activity against Valvoline; and to refrain from soliciting persons working for Valvoline, soliciting customers of Valvoline or otherwise interfering with Valvoline’s business relationships. Pursuant to the agreement, Mr. Mitchell has also agreed not to disclose confidential information. If Mr. Mitchell breaches the agreement, Valvoline has the right to recover benefits that have been paid to him. Finally, Mr. Mitchell may recover legal fees and expenses incurred as a result of Valvoline’s unsuccessful legal challenge to the agreement or Mr. Mitchell’s interpretation of the agreement.

Mr. Mitchell’s change in control agreement excludes all excise tax “gross-up” provisions and instead provides for a “best-after-tax” cutback.

Each of the other Valvoline Named Executive Officers entered into change in control agreements, effective May 15, 2017. In the event of a Qualifying Termination (as defined within the agreements) within two years following a Change in Control (as defined within the agreements), these benefits would include:

•	payment of two times the sum of the NEO’s annual base salary and target annual bonus

•	continued participation in Valvoline’s group health plans during the 24-month period immediately following a Qualifying Termination;

•	payment in cash of all earned and unpaid incentive compensation and pro-rata payment of any incentive compensation for the fiscal year in which the NEO terminates at target level;

•	outplacement services for two years after termination;

•	payment of all unused, earned and accrued vacation

•	outstanding equity awards shall be treated in accordance with the terms of the 2016 Incentive Plan (as described below)

As a condition to receiving the benefits and compensation payable under the agreements, the NEOs have agreed for a period of 24 months following a Qualifying Termination to refrain from engaging in competitive activity against Valvoline, including but not limited to solicitation of Valvoline employees and customers and non-disclosure of confidential information. Each NEO’s change in control agreement excludes all excise tax “gross-up” provisions and instead provides for a “best-after-tax” cutback.

64	PROXY STATEMENT

2016 Valvoline Inc. Incentive Plan Change in Control Provisions

Participants who have been granted long-term incentive awards (restricted stock, RSUs, PSUs and SARs) pursuant to the 2016 Valvoline Inc. Incentive Plan, shall be entitled to accelerated vesting of such awards if a change in control occurs and the participant is terminated without cause (as defined in the 2016 Incentive Plan) during the protection period described below. With respect to PSUs, if a change in control occurs (i) during the first 12 months of the performance period, a pro-rata portion of the PSUs will become vested at target as of the date of the change in control or (ii) after the first 12 months of the performance period, a pro-rata portion of the PSUs will become vested as of the date of the change in control based on the actual achievement of the performance goals through the date of the change in control and the remaining PSUs, after pro-rating the award, will be converted at target to time-based, stock settled RSUs and continue to vest, subject to the participant’s continued employment through the vesting date. In the event the participant’s employment or service is terminated without cause within the one-year period (increased to the two-year period if the amendment to the 2016 Incentive Plan, as set forth in Proposal Four, is approved by the Company’s shareholders) immediately following the change in control, any portion of the restricted stock, RSUs, SARs and converted PSUs that are unvested as of the date of such termination will immediately vest and become free of all restrictions.

The potential payments and benefits referenced above are reflected in the “Potential Payments upon Termination or Change in Control for Fiscal 2018” section of this Proxy Statement.

PROXY STATEMENT 65

CEO Pay Ratio

Under rules adopted by the SEC under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), Valvoline discloses the ratio of the annual total compensation of our Chief Executive Officer (CEO) to the annual total compensation of our median employee. We identified our median employee utilizing data as of September 30, 2018 for individuals who were employed by us on September 30, 2018.

For purposes of identifying the Company’s median employee, we calculated total compensation for each employee, other than the CEO, by including base salary, including overtime for hourly employees, paid in fiscal 2018 and target annual incentive compensation. The results of our finding are as follows:

Total Annual Compensation
Chief Executive Officer	$4,437,571
“Median Employee”	$29,246
CEO Pay Ratio	152

The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies, including our compensation peer group, may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

66	PROXY STATEMENT

Compensation of Directors

Fiscal 2018 Director Compensation Program

The following is a description of our director compensation program for non-employee directors for fiscal 2018. Mr. Mitchell, Valvoline’s Chief Executive Officer, does not receive additional compensation for his service on the Board.

Annual Retainer

Valvoline’s director compensation program for non-employee directors provides that each non-employee director receives an annual retainer of $100,000. In addition, the Chair of the Audit Committee receives an annual retainer of $20,000, and the Chairs of the Compensation and G&N Committees each receive an annual retainer of $15,000. Effective for fiscal 2018, the non-executive Chairman of the Board receives an additional annual retainer of $40,000 for such services. Cash payments are made to each director on a quarterly basis.

Each non-employee director has the opportunity to participate in Valvoline’s 2016 Deferred Compensation Plan for Non-Employee Directors (the “Directors’ Deferral Plan”). Under the Directors’ Deferral Plan, non-employee directors may elect to receive all or a portion of each retainer in cash or in shares of Common Stock. They may also elect to have all or a portion of each retainer deferred into the Directors’ Deferral Plan. The directors who make an election to defer part of any retainer may have the deferred amounts held as common stock units (share equivalents) in the hypothetical Common Stock fund or invested in the other available investment options within the Directors’ Deferral Plan. Payments from the Directors’ Deferral Plan may commence upon a Director’s separation from the Board. Directors may elect to have the payout in a single lump sum or in installments not to exceed 15 years. Distributions for deferrals will be made pursuant to each director’s election and valued at the time of the distribution.

One-Time Equity Award

Effective for fiscal 2018, the Board, upon the recommendation of the independent compensation consultant, eliminated initial equity awards for new directors based upon market practices for director compensation.

Annual Equity Award

Under the Directors’ Deferral Plan, each non-employee director is also eligible to receive an annual award of deferred stock units. The number of deferred stock units to be granted to each non-employee director shall be determined by dividing $110,000 (pro-rated as applicable for less than a full-year of service) by the grant date value of a share of Common Stock. The deferred stock units vest one year after the date of grant or, if the director does not seek re-election as a director, upon the date of the annual shareholder meeting that precedes such one-year anniversary, in each case subject to the director’s continued service. Dividends are credited and reinvested in additional deferred stock units. The deferred stock units immediately vest upon a director’s termination of service on or after a change in control (as defined in the Directors’ Deferral Plan) of Valvoline. Any vested deferred stock units will be paid in cash or shares of Common Stock at the time specified in the director’s election, or if no election is made, within 60 days after the director’s termination of service. Effective for fiscal 2018, each director will have the option to have his or her annual deferred stock unit award distributed in shares of common stock upon vesting.

Stock Ownership Guidelines for Directors

The Board of Directors considers Common Stock ownership by directors to be of utmost importance. The Board believes that such ownership enhances the commitment of directors to Valvoline’s future and aligns their interests with those of Valvoline’s other shareholders. The Board has therefore established minimum stock ownership guidelines for non- employee directors which require each director to own Common Stock having a value of at least five times his or her base annual cash retainer. Each current non-employee director of Valvoline has five years from the year elected to reach this ownership level. As of September 30, 2018, Messrs. Kirk, Macadam, Manager and Sonsteby had achieved ownership in excess of the minimum stock ownership guidelines for non-employee directors.

PROXY STATEMENT 67

Director Compensation Table

The following table is a summary of compensation information for fiscal 2018, for Valvoline’s non-employee directors. Ms. Kruse was elected to the Board, effective December 4, 2018, and therefore received no compensation for fiscal 2018.

Name (a)	Fees Earned or Paid in Cash(1) ($) (b)	Stock Awards(2) ($) (c)	Total ($) (d)
Richard J. Freeland	100,000	110,013	210,013
Stephen F. Kirk	141,813	110,013	251,826
Stephen E. Macadam	100,000	110,013	210,013
Vada O. Manager	115,000	110,013	225,013
Charles M. Sonsteby	120,000	110,013	230,013
Mary J. Twinem	113,187	110,013	223,200
William A. Wulfsohn	33,611	83,609	117,220

(1)

The values reflected in column (b) include non-employee director retainers as well as retainers paid for service as the non-executive Chairman of the Board or as a committee chair. For fiscal 2018, Ms. Twinem and Messrs. Freeland, Macadam, Manager, and Sonsteby deferred all or a portion of their retainers to the Directors’ Deferral Plan as follows: Ms. Twinem deferred $113,187; Mr. Freeland deferred $100,000; Mr. Macadam deferred $75,000; Mr. Manager deferred $13,225; and Mr. Sonsteby deferred $21,000.

(2)

The values reflected in column (c) represent the grant date value of the fiscal 2018 annual deferred stock unit award made on January 31, 2018 to all directors, other than Mr. Wulfsohn. For Mr. Wulfsohn, represents the grant date value of the pro-rated fiscal 2017 annual deferred stock unit award made on November 15, 2017 for Mr. Wulfsohn’s service as a non-employee director following the Stock Distribution on May 12, 2017 through the date of the 2018 Annual Meeting.

The following table identifies the aggregate outstanding number of shares of restricted stock and deferred stock units held by each non-employee director as of September 30, 2018.

Name	Shares of Restricted Stock (#)	Deferred Stock Units(1) (#)
Richard J. Freeland	4,937	11,164
Stephen F. Kirk	4,937	29,063
Stephen E. Macadam	4,937	14,627
Vada O. Manager	4,937	155,122
Charles M. Sonsteby	4,937	16,112
Mary J. Twinem	4,937	11,164
William A. Wulfsohn	—	—

(1)	Includes credit for reinvested dividends allocated since grant date for all directors.

68	PROXY STATEMENT

Audit Committee Matters

Policy on Pre-Approval of Audit Firm Services

The Audit Committee of our Board (the “Audit Committee”) has responsibility for appointing, determining compensation of and overseeing the work of the independent registered public accounting firm that audits our financial statements.

The Audit Committee has adopted strict guidelines on the use of the independent registered public accounting firm to provide audit and non-audit services. The Audit Committee must pre-approve all audit and non-audit services performed by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other permissible non-audit services. In circumstances where the engagement of the independent registered public accounting firm to perform work beyond the scope of and not contemplated in the original pre-approval occurs, specific pre-approval of the additional services and fees is required by the Audit Committee Chair prior to the engagement of the independent registered public accounting firm for those services and must be presented to the Audit Committee at its next meeting. For each proposed service, the independent registered public accounting firm provides detailed supporting documentation at the time of approval to permit the Audit Committee to make a determination whether the provision of such service would impair the independence of the independent registered public accounting firm.

Professional services provided by EY as our independent registered accounting firm in fiscal 2018 were subject to pre-approval under the guidelines discussed above. Under these guidelines, prior to engagement, the Audit Committee pre-approved the audit and non-audit services to be rendered by EY in fiscal 2018, in each case, including all engagement fees and terms.

Audit Committee Report

The Audit Committee is currently composed of three independent directors and operates under a written charter adopted by the Board. A copy of the Audit Committee’s charter may be obtained from the Company’s Investor Relations website at http://investors.valvoline.com. The Board, after reviewing the qualifications of the Audit Committee members and any relationships that such members may have with the Company that might affect their independence, determined that all current Audit Committee members—Messrs. Manager and Sonsteby and Ms. Twinem—are “independent” as that term is defined by Rule 10A-3 of the Exchange Act, the listing standards of the NYSE, and Valvoline’s Director Independence Standards. The Board also determined that each member of the Audit Committee is an “audit committee financial expert” as defined by SEC rules. A description of each Audit Committee member’s financial experience is contained in their biographies under Proposal One—Election of Directors.

The Audit Committee assists in fulfilling the oversight responsibilities of the Board relating to the integrity of the Company’s financial statements and financial reporting process; the integrity of the Company’s systems of internal accounting and financial controls; the performance of the Company’s internal audit function and independent auditors; the independent auditors’ qualifications and independence and the independent auditors’ audit of the Company’s financial statements and effectiveness of internal control over financial reporting; the Company’s risk management policies and processes; the Company’s ethical compliance programs, including the Company’s Codes of Business Conduct; the Company’s financial affairs; legal and regulatory compliance requirements; and the Company’s policies, programs and practices with respect to environmental, health and safety risks. The Audit Committee also oversees the Company’s enterprise risk management (“ERM”) program and has direct oversight over financial reporting and control and several other risks, noted below, within the ERM framework. In fiscal 2018, the Audit Committee met 10 times, including teleconferences to discuss and review Valvoline’s quarterly financial performance and associated news releases.

The Company’s management has primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. The independent auditors are responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on management’s assessment of the effectiveness of the Company’s internal control over financial reporting.

PROXY STATEMENT 69

EY, an independent registered public accounting firm, was engaged to audit Valvoline’s consolidated financial statements for fiscal 2018 and to issue an opinion on whether such statements present fairly, in all material respects, Valvoline’s consolidated financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles. EY was also engaged to audit and to issue an opinion on the effectiveness of Valvoline’s internal control over financial reporting. Prior to any engagement of EY by Valvoline, the engagement was preapproved in accordance with established policies and procedures. The Audit Committee reviewed and discussed with management and EY the audited financial statements, management’s assessment of the effectiveness of Valvoline’s internal control over financial reporting and EY’s evaluation of Valvoline’s internal control over financial reporting. The Audit Committee further reviewed EY’s judgment as to the quality and acceptability of Valvoline’s accounting principles, financial reporting process and controls and such other matters as are required to be discussed with the Audit Committee under applicable requirements of the Public Company Accounting Oversight Board (United States) (the “PCAOB”). In addition, the Audit Committee received and reviewed EY’s independence from management and Valvoline including the matters in the written disclosures regarding EY’s independence required by the PCAOB, and has discussed such matters with EY. The Audit Committee considered with EY whether the provision of non-audit services provided by them to the Company during 2018 was compatible with their independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that Valvoline’s consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2018, for filing with the SEC.

AUDIT COMMITTEE

Charles M. Sonsteby, Chair

Vada O. Manager

Mary J. Twinem

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that Valvoline specifically incorporates the Audit Committee Report by reference therein.

70	PROXY STATEMENT

Miscellaneous

Stock Ownership Information

Stock Ownership of Directors, Director Nominees and Executive Officers

The following table presents, as of the Record Date, December 3, 2018, information relating to the beneficial ownership of Common Stock by (i) each of our current directors, (ii) each of our named executive officers and (iii) all of our current directors and executive officers as a group. The address of each person listed below is the address of the Company. A person is deemed to have beneficial ownership of shares if the person has voting or investment power over the shares or the right to acquire such power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each person has sole voting and investment power over the shares except as described below.

Name of Beneficial Owner	Number of Shares of Valvoline Common Stock Beneficially Owned	Percentage of Class*
Samuel J. Mitchell Jr.	429,996	*	(1)(2)
Mary E. Meixelsperger	32,741	*	(2)(3)
Julie M. O’Daniel	6,678	*	(2)
Craig A. Moughler	44,075	*	(1)(2)
Anthony R. Puckett	14,334	*	(1)(2)
Victor T. Rios	4,806	*
Richard J. Freeland	16,682	*	(1)(3)
Stephen F. Kirk	40,900	*	(1)(3)
Carol H. Kruse	0	*
Stephen E. Macadam	25,582	*	(1)(3)
Vada O. Manager	160,309	*	(1)(3)
Charles M. Sonsteby	28,049	*	(1)(3)
Mary J. Twinem	21,101	*	(1)(3)
All directors and executive officers as a group (18 people)	925,140	0.49%

*	The percentage of shares beneficially owned does not exceed 1% of the class.

As of December 3, 2018, there were 188,164,687 shares of Valvoline Common Stock outstanding. Certain shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (e.g., upon exercise of an option) within 60 days of the date as of which the information is provided. Any such shares deemed to be beneficially owned are deemed to be outstanding shares for purposes of computing the percentage ownership of a person deemed to beneficially own such shares, but not for purposes of computing the percentage ownership of other persons.

(1)

Includes common stock units and/or restricted stock units (share equivalents) held by executive officers in the Valvoline Common Stock Fund under Valvoline’s non-qualified deferred compensation plan for employees and by directors under the Valvoline non-qualified deferred compensation plan for non-employee directors: as to Mr. Mitchell, 194,039 units; as to Mr. Moughler, 6,200 units; as to Mr. Puckett, 2,298 units; as to Mr. Freeland, 11,164 units; as to Mr. Kirk, 29,063 units; as to Mr. Macadam, 14,627 units; as to Mr. Manager, 155,122 units; as to Mr. Sonsteby, 16,112 units; as to Ms. Twinem, 11,164 units; and as to all directors and executive officers as a group, 455,980 units.

(2)

Includes shares of Valvoline Common Stock with respect to which the executive officers have the right to acquire beneficial ownership within 60 calendar days after December 3, 2018, through the exercise of stock appreciation rights (“SARs”): as to Mr. Mitchell, 88,590 shares; as to Ms. Meixelsperger, 1,647 shares; as to Ms. O’Daniel, 1,654 shares; as to Mr. Moughler, 7,762 shares; as to Mr. Puckett, 2,258 shares; and as to all directors and executive officers as a group, 116,977 shares. All SARs included in this table are reported on a net basis based on the closing price ($21.14) of Valvoline Common Stock as reported on the NYSE Composite Tape on December 3, 2018. All SARs are stock settled and are not issued in tandem with a stock option.

(3)

Includes restricted shares of Valvoline Common Stock: as to Ms. Meixelsperger, 18,671 shares; as to each non-employee director, other than Ms. Kruse, 4,937 shares; and as to all directors and executive officers as a group, 48,293 shares.

PROXY STATEMENT 71

Stock Ownership of Certain Beneficial Owners

The following table presents, as of December 3, 2018, information relating to the beneficial ownership of Common Stock by each person known by Valvoline to own more than 5% of the outstanding shares of Common Stock. A person has beneficial ownership of shares if the person has voting or investment power over the shares or the right to acquire such power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each person has sole voting and investment power over the shares except as described below.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Class*
T. Rowe Price Associates, Inc.(1)	25,680,015	13.65%
100 E. Pratt Street Baltimore, Maryland 21202
The Vanguard Group, Inc.(2)	17,235,841	9.16%
100 Vanguard Blvd. Malvern, PA 19355
BlackRock, Inc.(3)	16,767,632	8.91%
55 East 52nd Street New York, NY 10055

*	Based on 188,164,687 shares of Valvoline Common Stock outstanding as of December 3, 2018.

(1)

Based upon information contained in a Schedule 13G/A filed with the SEC on February 14, 2018. T. Rowe Price Associates, Inc. (“Price Associates”), an investment adviser, and T. Rowe Price Mid-Cap Growth Fund, Inc. (“Mid-Cap Fund”), an investment company, beneficially owned 25,680,015 shares of Valvoline Common Stock as of December 31, 2017. Of such shares, Price Associates has sole dispositive power over 25,680,015 shares and sole voting power over 8,586,593 shares and Mid-Cap Fund has sole voting power over 11,000,000 shares.

(2)

Based upon information contained in a Schedule 13G filed with the SEC on February 9, 2018. The Vanguard Group, Inc. (“Vanguard”), an investment adviser, beneficially owned 17,235,841 shares of Valvoline Common Stock as of December 31, 2017. Of such shares, Vanguard has sole voting power over 108,032 shares and shared voting power over 22,834 shares. Vanguard has sole dispositive power over 17,120,875 shares and shared dispositive power over 114,966. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 92,132 shares as a result of its serving as an investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 38,734 shares as a result of its serving as an investment manager of Australian investment offerings.

(3)

Based upon information contained in a Schedule 13G filed with the SEC on February 1, 2018. BlackRock, Inc., as parent holding company of investment advisory subsidiaries BlackRock Advisors, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Advisors (UK) Limited, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG and BlackRock Investment Management, beneficially owned 16,767,632 shares of Valvoline Common Stock as of December 31, 2017, with sole voting power over 15,998,741 shares and sole dispositive power over 16,767,632 shares.

72	PROXY STATEMENT

Equity Compensation Plan Information

The following table provides information about the Company’s equity compensation plans under which Valvoline Common Stock may be issued as of September 30, 2018.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	2,777,960	(1)	$18.54	(2)	5,528,001	(3)
Equity compensation plans not approved by stockholders	464,657	(4)	$—		1,535,343	(5)

(1)

This figure includes the following shares issuable under the 2016 Valvoline Inc. Incentive Plan: (a) 1,797,805 shares that could be issued upon the exercise of stock-settled SARs; (b) 685,863 shares that could be issued upon the vesting of restricted stock unit awards; and (c) 294,292 shares that could be issued upon vesting of performance stock unit awards, assuming target level of achievement.

(2)

The weighted-average exercise price excludes shares in Valvoline common stock that may be issued upon the settlement of restricted stock unit or performance stock unit awards. Also excluded are shares that may be issued pursuant to the deferred compensation plans, as described in footnote 4 of this table.

(3)

This figure represents 3,528,001 shares available for issuance under the 2016 Valvoline Inc. Incentive Plan and 2,000,000 shares available for issuance under the Valvoline Inc. Employee Stock Purchase Plan. Under the 2016 Valvoline Inc. Incentive Plan, full value awards, which include all awards other than options and stock-settled SARs, reduce the available share reserve on a 4.5-to-1 basis.

(4)

This figure includes 237,251 shares that may be issued under the 2016 Deferred Compensation Plan for Non-Employee Directors (the “Director Plan”) and 227,406 shares that may be issued under the 2016 Deferred Compensation Plan for Employees (the “Employee Plan”). Both plans are unfunded, nonqualified deferred compensation plans. Eligible Directors in the Director Plan may elect to defer all or a portion of their annual retainer and other fees in hypothetical investment options, including mutual funds and Valvoline Common Stock. The Company has reserved 1,000,000 shares of its Common Stock for issuance under the Director Plan. The Employee Plan provides an opportunity for a select group of management and highly compensated employees to elect to defer up to 50% of their eligible base salary and up to 75% of their incentive compensation as a means of saving for retirement or other future purposes. Participants elect how to invest their account balances from a diverse set of hypothetical investment options, including mutual funds and Valvoline Common Stock. The Company has reserved 1,000,000 shares of its Common Stock for issuance under the Employee Plan. Because these plans are not equity compensation plans as defined by the rules of the NYSE, neither plan required approval by the Company’s stockholders.

(5)

This figure includes 762,749 shares available for issuance under the 2016 Deferred Compensation Plan for Non-Employee Directors and 772,594 shares available for issuance under the 2016 Deferred Compensation Plan for Employees.

Proxy Solicitation Costs

Valvoline is soliciting the proxies to which this Proxy Statement relates. All costs of soliciting proxies, including the cost of preparing and mailing the Proxy Statement and any accompanying material, will be borne by Valvoline. Expenses associated with this solicitation may also include charges and expenses of banks, brokerage houses and other custodians, nominees or fiduciaries for forwarding proxies and proxy materials to beneficial owners of shares. Solicitations may be made by mail, telephone, facsimile, electronic means and personal interview, and by officers and employees of Valvoline, who will not be additionally compensated for such activity. Valvoline has arranged for the services of Georgeson to assist in the solicitation of proxies. Georgeson’s fees will be paid by Valvoline and are estimated to be $10,500, excluding out-of-pocket expenses.

PROXY STATEMENT 73

Shareholder Proposals for the 2020 Annual Meeting

Under SEC rules, if a shareholder wants us to include a shareholder proposal in our Proxy Statement for the 2020 Annual Meeting, our Corporate Secretary must receive the proposal at our principal executive offices on or before August 19, 2019, which is 120 calendar days before the one-year anniversary of the mailing date of our Proxy Statement for the Annual Meeting. All proposals must comply with Rule 14a-8 under the Exchange Act.

Our By-laws establish an advance notice procedure for any shareholder who wishes to propose an item of business for consideration at our 2020 Annual Meeting but does not intend for the proposal to be included in our Proxy Statement. Pursuant to these procedures, the shareholder must provide advance written notice of such proposal to our Corporate Secretary, which must contain the information required by our By-laws with respect to the shareholder and the business to be brought before the 2020 Annual Meeting. To be timely for our 2020 Annual Meeting, our Corporate Secretary must receive the written notice at our principal executive offices no earlier than the close of business on October 3, 2019 and no later than the close of business on November 2, 2019. If we hold our 2020 Annual Meeting more than 30 days before or more than 60 days after the one-year anniversary date of our 2019 Annual Meeting, our Corporate Secretary must receive the written notice no earlier than the close of business on the 120th day prior to the date of the 2020 Annual Meeting and no later than the close of business on the later of (i) the 90th day prior to the date of the 2020 Annual Meeting and (ii) the 10th day following the day on which public announcement of the 2020 Annual Meeting is first made. The chairman of an annual meeting of shareholders may refuse to acknowledge any person’s proposal not made in compliance with our By-laws. A copy of our By-laws is available on our website at http://investors.valvoline.com or on the SEC’s website at http://www.sec.gov. Shareholders may also obtain a copy of our By-Laws by sending a written request to Valvoline’s Corporate Secretary, 100 Valvoline Way, P.O. Box 55270, Lexington, KY 40555-1000.

Shareholders should send all proposals for the 2020 Annual Meeting via registered, certified or express mail to the Corporate Secretary of Valvoline at 100 Valvoline Way, P.O. Box 55270, Lexington, KY 40555-1000.

Other Matters

As of the date of this Proxy Statement, Valvoline does not know of any business to be presented for consideration at the Annual Meeting, other than the items referred to in this Proxy Statement. In the event that any additional matter is properly brought before the meeting for shareholder action, properly voted proxies will be voted in accordance with the judgment of the proxies named therein.

If you wish to vote by proxy, please do so by visiting the website listed on your proxy card, by calling the telephone number specified on your proxy card or by mailing a completed, signed and dated proxy card. You may also vote by attending the Annual Meeting and voting your shares in person. We appreciate your prompt attention to these matters, and your continued confidence in Valvoline.

Julie M. O’Daniel

Senior Vice President, Chief Legal Officer

and Corporate Secretary

74	PROXY STATEMENT

Appendix A 2016 Valvoline Inc. Incentive Plan, as Amended

2016 Valvoline Inc. Incentive Plan, as Amended

(Originally effective as of October 1, 2016)

Section 1. Purpose

The purpose of the 2016 Valvoline Incentive Plan is to promote the interests of the Company and its shareholders by providing incentives to its directors, officers and employees (including prospective directors, officers and employees). Accordingly, the Company may grant to selected officers and employees Option Awards, Stock Appreciation Rights Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Incentive Awards, Performance Unit Awards and Recognition Awards in an effort to attract and retain in its employ qualified individuals and to provide such individuals with incentives to continue service with the Company, devote their best efforts to the Company and improve the Company’s economic performance, thus enhancing the value of the Company for the benefit of shareholders. This Plan also provides an incentive for qualified persons, who are not officers or employees of the Company, to serve on the Board of Directors of the Company and to continue to work for the best interests of the Company by rewarding such persons with Option Awards, Stock Appreciation Rights Awards, Restricted Stock Awards or Restricted Stock Unit Awards.

Section 2. Definitions

“Agreement” shall mean either: (i) an agreement, either in written or electronic format, entered into by the Company and a Recipient setting forth the terms and provisions applicable to an Award granted under the Plan; or (ii) a statement, either in written or electronic format, issued by the Company to a Recipient describing the terms and provisions of such Award, which need not be signed by the Recipient.

“Assumed Valvoline Award” shall mean a stock option, stock appreciation right, restricted stock, restricted stock unit, performance unit, merit or other incentive compensation award granted pursuant to the Amended and Restated 2015 Ashland Inc. Incentive Plan, the Amended and Restated 2011 Ashland Inc. Incentive Plan or any other long-term incentive compensation plan sponsored or maintained by Ashland Inc. (or its successor) and assumed under this Plan in connection with the Valvoline Stock distribution.

“Award” shall mean an Option Award, a Stock Appreciation Right Award, a Restricted Stock Award, a Restricted Stock Unit Award, an Incentive Award, a Performance Unit Award or a Recognition Award, in each case granted under this Plan.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

“Beneficiary” shall mean the person or persons designated by a Recipient or, if no designation has been made, the person or persons entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Recipient’s death.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall have the meaning assigned thereto in the applicable Agreement or, in the event the applicable Agreement does not assign a meaning to such term, “Cause” shall mean (i) the willful and continued failure of the Participant to substantially perform his or her duties with the Company or its Subsidiaries (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness), (ii) willful engaging by the Participant in gross misconduct materially injurious to the Company or its Subsidiaries or (iii) the Participant’s conviction of or the entering of a plea of nolo contendere (or similar plea under the law of a jurisdiction outside the United States) to the commission of a felony (or a similar crime or offense under the law of a jurisdiction outside the United States).

“Change in Control” shall be deemed to have occurred if:

there shall be consummated (A) any consolidation or merger of the Company (a “Business Combination”), other than a consolidation or merger of the Company into or with a direct or indirect wholly-owned subsidiary, as a result

PROXY STATEMENT A-1

of which the shareholders of the Company own (directly or indirectly), immediately after the Business Combination, less than 50% of the then outstanding shares of common stock that are entitled to vote generally for the election of directors of the corporation resulting from such Business Combination, or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a Business Combination in which the holders of the Company’s Common Stock immediately prior to the Business Combination have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the Business Combination, or (B) any sale, lease, exchange or transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, provided, however, that no sale, lease, exchange or other transfer of all or substantially all the assets of the Company shall be deemed to occur unless assets constituting at least 80% of the total assets of the Company are transferred pursuant to such sale, lease, exchange or other transfer;

the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company;

any Person shall become the Beneficial Owner of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately-negotiated purchases or otherwise, without the approval of the Board; or

at any time during a period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company’s shareholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of (1) the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions, (2) the repurchase by the Company of outstanding shares of Common Stock or other securities pursuant to a tender or exchange offer or (3) the Valvoline Stock distribution.

“Code” shall mean the United States Internal Revenue Code of 1986, as amended.

“Common Stock” shall mean the Common Stock of the Company ($0.01 par value), subject to adjustment pursuant to Section 14 hereof. “Company” shall mean Valvoline Inc. or any successor thereto.

“Compensation Committee” shall mean the Compensation Committee of the Board, as from time to time constituted, or any successor committee of the Board with similar functions, which shall, unless otherwise determined by the board, consist of three or more members, each of whom shall be a “non-employee director” within the meaning of Rule 16b-3 issued under the Exchange Act, an “outside director” within the meaning of the regulations issued under Section 162(m) of the Code and an “independent director” within the meaning of the applicable rules of the New York Stock Exchange or any other securities exchange upon which the Company’s Common Stock is listed, or such committee’s delegate.

“Credited Service” shall mean periods of employment with the Company and its Subsidiaries for which credit is given, as determined by the Compensation Committee in its sole discretion.

“Disability” shall have the meaning assigned thereto in the applicable Agreement or, in the event the applicable Agreement does not assign a meaning to such term, “Disability” shall mean, (i) in the case of a Participant, when he or she becomes unable to perform the functions required by his or her regular job due to physical or mental

A-2	PROXY STATEMENT

illness and, in connection with the grant of an Incentive Stock Option, he or she falls within the meaning of that term as provided in Section 22(e)(3) of the Code; and (ii) in the case of an Outside Director, when he or she is unable to attend to his or her duties and responsibilities as a member of the Board because of incapacity due to physical or mental illness.

“Dividend Equivalents” shall mean the equivalent value (in cash, shares of Common Stock, shares of Restricted Stock or RSUs) of dividends that would otherwise be paid on the shares subject to an Award but that have not been issued or delivered, as described in Section 16(N).

“Effective Date” shall mean October 1, 2016.

“Employee” shall mean a regular, full-time or part-time employee of the Company or any of its Subsidiaries, provided, however, that for purposes of determining whether any individual may be a Participant for purposes of any grant of an Incentive Stock Option, the term “Employee” shall have the meaning given to such term in Section 3401(c) of the Code.

“Exercise Price” shall mean, with respect to each share of Common Stock subject to an Option or Stock Appreciation Right, the price fixed by the Compensation Committee at which such share may be purchased from the Company pursuant to the exercise of such Option or Stock Appreciation Right.

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, as of any date, (i) the closing sale price per share of Common Stock as reported on the Composite Tape of the New York Stock Exchange, or if there are no sales on such day, on the next preceding trading day during which a sale occurred and (ii) in the absence of such markets for the shares of Common Stock, the Fair Market Value shall be determined by the Compensation Committee, in its discretion, (which determination shall be made in a manner that complies with Section 409A of the Code to the extent required to avoid the imposition of taxes or penalties under Section 409A of the Code, as determined by the Committee), and such determination shall be conclusive and binding for all purposes.

“Incentive Award” shall mean an Award made pursuant to Section 7 hereof, the payment of which is contingent upon the achievement of performance goals (including Performance Goals) for the particular Performance Period.

“Incentive Stock Option” or “ISO” shall mean an Option that is intended by the Compensation Committee to meet the requirements of Section 422 of the Code or any successor provision.

“ISO Award” shall mean an Award of an Incentive Stock Option pursuant to Section 10 hereof.

“Nonqualified Stock Option” or “NQSO” shall mean an Option granted pursuant to this Plan which does not qualify as an Incentive Stock Option.

“NQSO Award” shall mean an Award of a Nonqualified Stock Option pursuant to Section 10 hereof.

“Option” shall mean the right to purchase Common Stock at a price to be specified and upon terms to be designated by the Compensation Committee, in its discretion, or otherwise determined pursuant to this Plan. The Compensation Committee, in its discretion, shall designate an Option as a Nonqualified Stock Option or an Incentive Stock Option.

“Option Award” shall mean an Award of an Option pursuant to Section 10 hereof.

“Outside Director” shall mean a director of the Company, who is not also an Employee, who is selected by the Compensation Committee to receive an Award under this Plan.

PROXY STATEMENT A-3

“Participant” shall mean an Employee who is designated (whether individually or as a member of a specified group of Employees) by the Compensation Committee to receive an Award under this Plan.

“Performance-Based Exception” shall mean the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code.

“Performance Goals” shall mean performance goals as may be established in writing by the Compensation Committee. Such goals may be absolute in their terms or measured against or in relation to other companies comparably or otherwise situated, and/or may be relative to stock market indices or such other published or special indices as the Compensation Committee deems appropriate. Performance Goals may relate to the performance of the Company or one or more of its Subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, and/or the performance of the individual Participant. The Performance Goals applicable to any Award that is intended to qualify for the Performance-Based Exception shall be based on one or more of the following criteria (which may be measured either in the aggregate or on per share basis, and which may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss):

(i)     Earnings measures, including net earnings on either a LIFO, FIFO or other basis and including earnings, earnings before interest, earnings before interest and taxes, earnings before interest, taxes and depreciation or earnings before interest, taxes, depreciation and amortization;

(ii)    Operating measures, including operating income, operating earnings, or operating margin;

(iii)    Income or loss measures, including net income or net loss, and economic profit;

(iv)    Cash flow measures, including cash flow or free cash flow;

(v)    Revenue measures;

(vi)    Reductions in expense measures;

(vii)    Operating and maintenance, cost management, and employee productivity measures;

(viii)    Company return measures, including return on assets, investments, equity, or sales;

(ix)    Share price (including attainment of a specified per-share price during the performance period, growth measures, total return to shareholders or attainment of a specified price per share for a specified period of time);

(x)    Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, business expansion targets, project milestones, production volume levels, or cost targets;

(xi)    Accomplishment of, or goals related to, mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions;

(xii)    Achievement of business or operational goals such as market share, business development and/or customer objectives, and debt ratings; or

(xiii)    Growth or rate of growth of any of the performance criteria set forth herein.

“Performance Period” shall mean the period designated by the Compensation Committee during which performance goals (including Performance Goals) shall be measured.

A-4	PROXY STATEMENT

“Performance Unit Award” shall mean an Award made pursuant to Section 8 hereof, the payment of which is contingent upon the achievement of performance goals (including Performance Goals) for the particular Performance Period.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (iii) an underwriter temporarily holding securities pursuant to an offering on behalf of the Company.

“Personal Representative” shall mean the person or persons who, upon the Disability or incompetence of a Recipient, shall have acquired on behalf of the Recipient by legal proceeding or otherwise the right to receive the benefits specified in this Plan.

“Plan” shall mean this 2016 Valvoline Incentive Plan.

“Plan Share Limit” shall have the meaning given in Section 3(A) hereof.

“Qualifying Termination” shall mean:

(i)    in the case of a Participant, termination of the Participant’s employment with the Company and its Subsidiaries at any time such that (A) the Participant is age fifty-five (55) or older and has at least ten (10) years of continuous service; and

(ii)    in the case of an Outside Director, termination of the Outside Director’s service on the Board as a result of a mandatory retirement date established by the Compensation Committee.

“Recipient” shall mean a Participant or an Outside Director, as appropriate.

“Recognition Award” shall mean an Award of Common Stock issued pursuant to Section 9 hereof.

“Restricted Period” shall mean the period during which Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals (including Performance Goals), or upon the occurrence of other events as determined by the Compensation Committee, in its discretion).

“Restricted Stock” shall mean those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions, terms, and conditions set forth in the related Agreement or designated by the Compensation Committee, in its discretion, in accordance with the Plan.

“Restricted Stock Award” shall mean an Award of Restricted Stock pursuant to Section 6 hereof.

“Restricted Stock Units” or “RSUs” shall mean units (or other Common Stock equivalents) issued pursuant to a Restricted Stock Unit Award which are valued in terms of shares of Common Stock and are subject to the restrictions, terms, and conditions set forth in the related Agreement or designated by the Compensation Committee, in its discretion, in accordance with the Plan.

“Restricted Stock Unit Award” or “RSU Award” shall mean an Award of Restricted Stock Units pursuant to Section 6 hereof.

“Stock Appreciation Right” or “SAR” shall mean a right pursuant to a Stock Appreciation Right Award to be paid an amount measured by the appreciation in the Fair Market Value of shares of Common Stock from the date of grant to the date of exercise of the SAR, with payment to be made wholly in cash, wholly in shares of Common Stock or a combination thereof as specified in the Agreement or determined by the Compensation Committee, in its discretion. A SAR may be granted only singly and may not be granted in tandem with an Option.

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“Stock Appreciation Right Award” or “SAR Award” shall mean an Award of a Stock Appreciation Right pursuant to Section 10 hereof.

“Subsidiary” shall mean a corporation, company or other entity, whether U.S. or foreign, (i) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are now or hereafter, owned or controlled, directly or indirectly, by the Company, or (ii) which does not have outstanding shares or securities (as may be the case, for example, in a partnership, limited liability company, joint venture or unincorporated association), but more than fifty percent (50%) of whose ownership interests representing the right generally to make decisions for such other entity is now or hereafter, owned or controlled, directly or indirectly, by the Company; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Subsidiary” shall have the meaning given to such term in Section 424(f) of the Code, as interpreted by the regulations thereunder and applicable law.

“Substitute Awards” shall have the meaning given in Section 14 hereof.

“Tax Date” shall mean the date the withholding tax obligation arises with respect to an Award.

“Valvoline Stock distribution” shall mean the transaction or series of transactions initially approved by the Board of Directors of Ashland, Inc. on September 16, 2015 intended to separate the Valvoline business from Ashland Inc.’s specialty chemical business and create two independent, publicly traded companies.

Section 3. Stock Subject to this Plan

(A)    Subject to adjustment as provided under Section 14 hereof, there will be reserved for issuance under this Plan an aggregate of 17,000,000 shares of Common Stock (the “Plan Share Limit”), any or all of which may be delivered with respect to ISO Awards. Subject to adjustment as provided under Section 14 hereof, the following limits shall apply with respect to Awards that are intended to qualify for the Performance-Based Exception: (i) the maximum aggregate number of shares of Common Stock that may be subject to Options or SARs granted in any calendar year to any one Participant shall be 1,000,000 shares; (ii) the maximum aggregate number of Restricted Stock Awards and shares of Common Stock issuable or deliverable under Restricted Stock Unit Awards granted in any calendar year to any one Participant shall be 500,000 shares; and (iii) the maximum aggregate number of shares of Common Stock issuable or deliverable under Performance Unit Awards granted in any calendar year to any one Participant shall be 500,000 shares of Common Stock or, in the case of Performance Unit Awards established in cash, an amount of cash equal to the Fair Market Value (as of the date of grant) of 500,000 shares of Common Stock. Subject to adjustment as provided under Section 14 hereof, the maximum aggregate number of shares of Common Stock that may be issuable or deliverable under Awards granted in any calendar year to any one Outside Director shall be 25,000 shares or, in the case of Awards established in cash, an amount of cash equal to the Fair Market Value (as of the date of grant) of 25,000 shares of Common Stock.

(B)    In the event that any Award is paid solely in cash, no shares shall be deducted from the Plan Share Limit by reason of such Award. Shares of Common Stock subject to Awards that are forfeited, terminated, canceled or settled without the delivery of Common Stock under the Plan (including cash settlement) will again be available for Awards under the Plan and credited toward the Plan Share Limit. Notwithstanding any other provision herein, the Plan Share Limit shall not be increased by: (i) shares of Common Stock tendered in full or partial payment of the Exercise Price of an Option, (ii) shares of Common Stock withheld by the Company or any Subsidiary to satisfy a tax withholding obligation in connection with the vesting or exercise of an Award, and (iii) shares of Common Stock that are repurchased by the Company with Option proceeds. Moreover, all shares of Common Stock covered by a SAR, to the extent that it is exercised and settled in shares, and whether or not shares are actually issued or delivered to the Recipient upon exercise of the right, shall be considered issued or delivered pursuant to the Plan for purposes of the Plan Share Limit.

(C)    Any shares of Common Stock underlying Restricted Stock Awards, Restricted Stock Unit Awards, Recognition Awards, Incentive Awards, Performance Unit Awards and Dividend Equivalents (collectively, “Full-Value

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Awards”) that are issued or delivered under the Plan shall reduce the Plan Share Limit by (i) 4.5 shares for every one share of Common Stock issued or delivered in connection with any Full-Value Award made prior to January 31, 2019 and (ii) 4.0 shares for every one share of Common Stock issued or delivered in connection with any Full-Value Award and on or after January 31, 2019, and any shares covered by an Award other than a Full-Value Award shall reduce the Plan Share Limit by one share for every one share of Common Stock issued or delivered under such Award. Any shares of Common Stock that again become available for issuance or delivery pursuant to Section 3(B) of the Plan shall be credited toward the Plan Share Limit in the same manner as such shares were originally deducted from the Plan Share Limit pursuant to this Section 3(C).

Section 4. Administration

The Compensation Committee shall have the exclusive authority to administer this Plan.

In addition to any implied powers and duties that may be needed to carry out the provisions hereof the Compensation Committee shall have all the powers vested in it by the terms hereof, including exclusive authority to select the Recipients, to determine the type, size and terms of the Awards to be made to each Recipient, to determine the time when Awards will be granted, and to prescribe the form of the Agreement embodying Awards made under this Plan. The Compensation Committee shall be authorized to interpret this Plan and the Awards (including Substitute Awards) granted under this Plan, to establish, amend and rescind any rules and regulations relating to this Plan, to provide for accelerated vesting of any outstanding Awards, to make any other determinations which it believes necessary or advisable for the administration hereof, and to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Compensation Committee, in its discretion, deems desirable to carry it into effect. To the extent permitted by applicable laws, the Compensation Committee may, in its discretion, delegate to one or more directors or Employees any of the Compensation Committee’s authority under this Plan. The acts of any such delegates shall be treated hereunder as acts of the Compensation Committee with respect to any matters so delegated.

The Compensation Committee shall have no obligation to treat Recipients or eligible Employees or non-employee directors uniformly, and the Compensation Committee may, in its discretion, make determinations under this Plan selectively among Recipients who receive, or Employees or directors who are eligible to receive, Awards (whether or not such Recipients or eligible Employees or directors are similarly situated). All determinations and decisions made by the Compensation Committee, in its discretion, pursuant to the provisions of this Plan and all related orders and resolutions of the Compensation Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, shareholders, Participants, Outside Directors, Employees, directors and their estates, Beneficiaries and Personal Representatives.

Notwithstanding any other provision of this Plan, the Board may reserve to itself any or all of the authority or responsibility of the Compensation Committee under this Plan or may act as the administrator of the Plan for any and all purposes. To the extent that the Board has reserved any such authority or responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Compensation Committee hereunder, and any reference herein to the Compensation Committee (other than in this paragraph) shall include the Board. To the extent that any action of the Board under the Plan conflicts with any action of the Compensation Committee, the action of the Board shall control.

Section 5. Eligibility

Awards may only be granted to Participants and Outside Directors, provided that Outside Directors may not be granted ISOs, Incentive Awards, Performance Unit Awards or Recognition Awards.

Section 6. Restricted Stock and Restricted Stock Unit (RSU) Awards

(A)    Grant. Any Recipient may receive one or more Restricted Stock Awards or RSU Awards, as the Compensation Committee, in its discretion, shall from time to time determine.

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(B)    Restricted Periods.

(1)    Participants. The Restricted Period for each Restricted Stock Award or RSU Award to a Participant shall be set forth in the applicable Agreement. Except as otherwise provided in an Agreement upon a termination of employment or pursuant to Section 12 in the event of a Change in Control, a Restricted Stock Award or RSU Award granted to a Participant shall have a minimum Restricted Period of (i) one (1) year in the case of restrictions that lapse based on the achievement of performance goals (including Performance Goals); and (ii) three (3) years in the case of restrictions that lapse based solely on the passage of time, which period may, at the discretion of the Compensation Committee, lapse on a pro-rated, graded, or cliff basis (as specified in the Agreement); provided that in the Compensation Committee’s sole discretion, no more than five percent (5%) of the shares of Common Stock available for issuance as Restricted Stock Awards or pursuant to RSU Awards under the Plan may be granted with a Restricted Period of less than three (3) years.

(2)    Termination of Employment or Service. Except as otherwise provided in the Agreement or as determined by the Compensation Committee, in its discretion, in the event that a Restricted Stock Award or RSU Award has been made to a Recipient whose employment or service as a director is subsequently terminated for any reason prior to the lapse of all restrictions thereon, such Restricted Stock or RSU shall be forfeited in its entirety by such Recipient.

Certain Restricted Stock Award Provisions.

(1)    Shareholder Rights; Restrictions on Transferability. Upon the granting of a Restricted Stock Award, a Recipient shall be entitled to all rights incident to ownership of Common Stock of the Company with respect to his or her Restricted Stock, including, but not limited to, the right to vote such shares of Restricted Stock and to receive dividends thereon when, as and if paid in cash, shares of Restricted Stock or Dividend Equivalents, as set forth in the applicable Agreement or as determined by the Compensation Committee, in its discretion. Each such grant of Restricted Stock may be made without additional consideration or in consideration of a payment by such Recipient that may be less than the Fair Market Value per share of Common Stock at the date of grant. Subject to Section 16(B) hereof, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered during a Restricted Period.

(2)    Restrictions; Dividends on Restricted Stock. During the Restricted Period, (a) any certificates representing the Restricted Stock shall be registered in the Recipient’s name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms, and conditions provided in this Plan and the applicable Agreement, and (b) all uncertificated shares of Restricted Stock shall be held by the Company (or its transfer agent) in book entry form with appropriate restrictions relating to the transfer of such shares of Restricted Stock and the other terms and conditions provided in the Plan. Any such certificates shall be deposited by the Recipient with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with this Plan and the applicable Agreement. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. Notwithstanding the foregoing: (i) the Recipient will not be entitled to delivery of any stock certificates representing such Restricted Stock until the restrictions applicable thereto shall have expired; (ii) the Company will retain custody of all shares of Restricted Stock issued as a dividend or otherwise with respect to an Award of Restricted Stock (and such issued shares of Restricted Stock shall be subject to the same restrictions, terms and conditions as are applicable to the awarded Restricted Stock) until such time, if ever, as such shares of Restricted Stock shall have become vested, and Restricted Stock shall not bear interest or be segregated in separate accounts; (iii) subject to Section 16(B) hereof, the Recipient may not sell, assign, transfer, pledge, exchange, encumber, or dispose of any Restricted Stock during the Restricted Period; and (iv) unless otherwise determined and directed by the Compensation Committee, in its discretion, a breach of any restrictions, terms, or conditions provided in this Plan, the applicable Agreement or established by the Compensation Committee with respect to any Restricted Stock will cause a forfeiture of such awarded Restricted Stock (including any Restricted Stock issued as a dividend or otherwise) with respect thereto. Notwithstanding anything contained in this Section 6(C)(2) to the contrary, cash

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dividends or other distributions with respect to Restricted Stock Awards that vest based on the achievement of performance goals (including Performance Goals) shall be accumulated until such Award is earned, and the cash dividends or other distributions shall not be paid if the performance goals (including Performance Goals) are not satisfied.

(C)    Certain Restricted Stock Unit (RSU) Award Provisions.

(1)    General. Each RSU Award shall constitute an agreement by the Company to issue or deliver shares of Common Stock or cash to the Recipient following the end of the applicable Restricted Period in consideration of the performance of services. Each such grant of Restricted Stock Units may be made without additional consideration or in consideration of a payment by such Recipient that may be less than the Fair Market Value per share of Common Stock at the date of grant.

(2)    No Shareholder Rights; Dividend Equivalents. A Recipient who receives an RSU Award shall not have any rights as a shareholder with respect to the shares of Common Stock subject to such RSUs until such time, if any, that shares of Common Stock are delivered to the Recipient pursuant to the terms of the applicable Agreement. A Recipient who receives an RSU Award shall have such rights, if any, to Dividend Equivalents as shall be set forth in the applicable Agreement or as determined by the Compensation Committee, in its discretion.

(3)    Payment. Unless otherwise determined by the Compensation Committee, in its discretion, each Agreement shall set forth the payment date for the RSU Award, which date shall not be earlier than the end of the applicable Restricted Period. Payment of earned Restricted Stock Units (and Dividend Equivalents, if applicable) may be made in one or more installments and may be made wholly in cash, wholly in shares of Common Stock or a combination thereof, as determined by the Compensation Committee, in its discretion.

Section 7. Incentive Awards

(A)    Grant. Any Participant may receive one or more Incentive Awards, as the Compensation Committee shall from time to time determine.

(B)    Terms and Conditions.

(1)    Performance Goals. No later than one hundred and twenty (120) days (or, in the case of Awards that are intended to qualify for the Performance-Based Exception, ninety (90) days or such shorter period as is required under the Performance-Based Exception) after the commencement of each Performance Period, the Compensation Committee shall establish in writing one or more performance goals (including Performance Goals) that must be reached by a Participant in order to receive an Incentive Award for such Performance Period. Except with respect to Awards that are intended to qualify for the Performance-Based Exception, the Compensation Committee shall have the discretion to later revise the performance goals (including Performance Goals) and the amount to be paid out upon the attainment of such goals for any reason, including the reflection of promotions, transfers or other changes in a Participant’s employment so long as such changes are consistent with the performance goals (including Performance Goals) established for other Participants in the same or similar positions. Performance goals (including Performance Goals) established for Awards that are intended to qualify for the Performance-Based Exception may only be adjusted to reduce or eliminate the amount of compensation otherwise payable upon attainment of the performance goals (including Performance Goals).

(2)    Award Limits. The target Incentive Award shall be a fixed percentage of the Participant’s base salary paid during the year or such other value the Compensation Committee may determine appropriate. The maximum aggregate compensation that can be paid pursuant to an Incentive Award granted in any calendar year to any one Participant shall be ten million dollars ($10,000,000) or a number of shares of Common Stock having an aggregate Fair Market Value (as of the date of grant) not in excess of such amount.

(C)    Payment. Payment of Incentive Awards may be made in one or more installments and may be made wholly in cash, wholly in shares of Common Stock or a combination thereof as determined by the Compensation Committee.

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Except as otherwise provided in the applicable Agreement, payments shall be made no later than the fifteenth day of the third month following the later of (i) the end of the tax year of the Participant in which the Performance Period ends and (ii) the end of the tax year of the Company in which the Performance Period ends.

If payment of an Incentive Award shall be made all or partially in shares of Common Stock, the number of shares of Common Stock to be delivered to a Participant on any payment date shall be determined by dividing (x) the dollar amount of such Incentive Award to be paid (or the part thereof determined by the Compensation Committee to be delivered in shares) by (y) the Fair Market Value on the date the Compensation Committee approves payment of the Incentive Award or as of such other date or dates as the Compensation Committee shall determine.

(D)    Termination. Unless otherwise provided in an Agreement or determined and directed by the Compensation Committee, an Incentive Award shall terminate if the Participant does not remain continuously employed and in good standing with the Company or any of its Subsidiaries until the last business day of the month immediately preceding the month in which such Incentive Award is otherwise payable. Unless otherwise provided in an Agreement or determined and directed by the Compensation Committee, in the event a Participant’s employment is terminated because of death, Disability, Qualifying Termination or other employment termination event determined in the discretion of the Compensation Committee, the Participant (or his or her Beneficiaries or estate) shall receive the prorated portion of the payment of an Incentive Award for which the Participant would have otherwise been eligible, based upon the portion of the Performance Period during which he or she was so employed, at such time such Incentive Award is otherwise payable, so long as the performance goals (including Performance Goals) are subsequently achieved.

Section 8. Performance Unit Awards

(A)    Grant. Any Participant may receive one or more Performance Unit Awards, as the Compensation Committee shall from time to time determine. Each Performance Unit Award shall be established in dollars or shares of Common Stock, or a combination of both, as determined by the Compensation Committee.

(B)    Performance Goals. The performance goals (including Performance Goals) and Performance Period applicable to a Performance Unit Award shall be set forth in writing by the Compensation Committee no later than one hundred and twenty (120) days (or, in the case of Awards that are intended to qualify for the Performance-Based Exception, ninety (90) days or such shorter period as is required under the Performance-Based Exception) after the commencement of the Performance Period. Except with respect to Awards that are intended to qualify for the Performance- Based Exception, the Compensation Committee shall have the discretion to later revise the performance goals (including any Performance Goals) and the amount to be paid out upon the attainment of such goals for any reason including the reflection of promotions, transfers or other changes in a Participant’s employment so long as such changes are consistent with the Performance Goals established for other Participants in the same or similar positions. Goals established for Awards that are intended to qualify for the Performance-Based Exception may only be adjusted to reduce or eliminate the amount of compensation otherwise payable upon attainment of the Performance Goals.

(C)    Payment.

(1)    General. The amount of payment with respect to Performance Unit Awards shall be determined by the Compensation Committee and shall be based on the original amount of such Performance Unit Award (including any Dividend Equivalents with respect thereto) adjusted to reflect the attainment of the Performance Goals during the Performance Period. Payment may be made in one or more installments and may be made wholly in cash, wholly in shares of Common Stock or a combination thereof as determined by the Compensation Committee. Except as otherwise provided in the applicable Agreement, payments shall be made no later than the fifteenth day of the third month following the later of (i) the end of the tax year of the Participant in which the Performance Period ends and (ii) the end of the tax year of the Company in which the Performance Period ends. Any payment may be subject to such restrictions and conditions as the Compensation Committee may determine.

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(2)    Payment in Common Stock. If payment of a Performance Unit Award established in dollars is to be made in shares of Common Stock or partly in such shares, the number of shares of Common Stock to be delivered to a Participant on any payment date shall be determined by dividing (i) the amount payable with respect to such Performance Unit Award by (ii) the Fair Market Value of the Common Stock on the date the Compensation Committee approves payment of the Performance Unit Award or as of such other date or dates as the Compensation Committee shall determine.

(3)    Payment in Cash. If payment of a Performance Unit Award established in shares of Common Stock is to be made in cash or partly in cash, the amount of cash to be paid to a Participant on any payment date shall be determined by multiplying (i) the number of shares of Common Stock to be paid in cash with respect to such Performance Unit Award, by (ii) the Fair Market Value of the Common Stock on the date the Compensation Committee approves payment of the Performance Unit Award or as of such other date or dates as the Compensation Committee shall determine.

(D)    Termination. Unless otherwise provided in an Agreement or determined and directed by the Compensation Committee, a Performance Unit Award (including any Dividend Equivalents with respect thereto) shall terminate for all purposes if the Participant does not remain continuously employed and in good standing with the Company or any of its Subsidiaries until the last business day of the month immediately preceding the month in which such Performance Unit Award is otherwise payable. Unless otherwise provided in an Agreement or determined and directed by the Compensation Committee, a Participant (or his or her Beneficiaries or estate) whose employment was terminated because of death, Disability, Qualifying Termination or other employment termination event determined in the discretion of the Compensation Committee will receive a prorated portion of the payment of his or her Performance Unit Award (including any Dividend Equivalents with respect thereto), based upon the portion of the Performance Period during which he or she was so employed, at such time as such Performance Unit Award is otherwise payable, so long as the Performance Goals are subsequently achieved.

Section 9. Recognition Awards

Any Participant may receive a Recognition Award under this Plan for such reasons and in such amounts as the Compensation Committee may from time to time determine.

Section 10. Options and Sar Awards

(A)    Grant. Any Recipient may receive one or more Option or SAR Awards, as the Compensation Committee, in its discretion, shall from time to time determine.

(B)    Designation and Price.

(1)    Any Option granted under this Plan may be granted as an Incentive Stock Option or as a Nonqualified Stock Option as shall be designated by the Compensation Committee, in its discretion, at the time of the grant of such Option. Only Participants may be granted ISOs. Each Option and SAR shall, at the discretion of the Compensation Committee, be evidenced by an Agreement, which Agreement shall specify the designation of the Option as an ISO or a NQSO, as the case may be, and shall contain such terms and conditions as the Compensation Committee, in its sole discretion, may determine in accordance with this Plan.

(2)    Every ISO shall provide for a fixed expiration date of not later than ten (10) years from the date such ISO is granted. Every NQSO and SAR shall provide for a fixed expiration date of not later than ten (10) years and one month from the date such NQSO or SAR is granted.

(3)    The Exercise Price of Common Stock issued pursuant to each Option or SAR shall be fixed by the Compensation Committee at the time of the granting of the Option or SAR; provided, however, that such Exercise Price shall in no event ever be less than 100% of the Fair Market Value of the Common Stock on the date such Option or SAR is granted, subject to adjustment as provided in Section 14.

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(C)    Exercise. The Compensation Committee may, in its discretion, provide for Options or SARs granted under this Plan to be exercisable in whole or in part. The specified number of shares of Common Stock will be issued after receipt by the Company of (i) notice from the holder thereof of the exercise of an Option or SAR, and (ii) with respect to Options, payment to the Company (as provided in subsection (D) of this Section) of the Exercise Price for the number of shares with respect to which the Option is exercised. Each such notice and payment shall be delivered or mailed to the Company at such place and in such manner as the Company may designate from time to time.

(D)    Payment.

(1)    Options. Except as otherwise provided in this Section 10, the Exercise Price for the Common Stock issuable pursuant to an Option shall be paid in full when the Option is exercised. Subject to such rules as the Compensation Committee in its discretion may impose, the Exercise Price may be paid in whole or in part: (i) in cash; (ii) by tendering (either by actual delivery or attestation) unencumbered shares of Common Stock previously acquired by the Recipient exercising such Option having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price; (iii) by a combination of such methods of payment; or (iv) by such other consideration as shall constitute lawful consideration for the issuance of Common Stock and approved by the Compensation Committee in its discretion (including, without limitation, effecting a cashless exercise of the Option with a broker or by having the Company withhold shares of Common Stock from the shares of Common Stock otherwise issuable pursuant to the exercise of the Option (for the avoidance of doubt, the shares of Common Stock so withheld shall be counted against the Plan Share Limit)).

(2)    Stock Appreciation Rights. A SAR shall entitle the holder thereof, upon exercise, to surrender the SAR and receive in exchange therefore an amount equal to (i) the excess, if any, of (x) the Fair Market Value of a share of Common Stock at the time the SAR is exercised over (y) the Exercise Price specified in such SAR, (ii) multiplied by the number of shares of Common Stock covered by such SAR, or portion thereof, which is so surrendered. Such amount shall be paid to the holder in shares of Common Stock the number of which shall be determined by dividing such amount by the Fair Market Value of the Common Stock at the time the holder makes an effective exercise of the right to receive such amount; provided that, subject to Section 15 hereof, the exercise of any SAR may be settled wholly in cash or a combination of cash and shares of Common Stock as set forth in the Agreement or as determined by the Compensation Committee in its discretion.

(E)    Expiration or Termination of Awards.

(1)    Participants.

(a)    Except as otherwise provided in the Agreement or as determined by the Compensation Committee, and subject to the provisions of Section 12(A) hereof, every Option and SAR granted to a Participant shall provide that it may not be exercised in whole or in part prior to the first anniversary of the date of its grant of granting such Option or SAR (unless otherwise determined by the Compensation Committee) and if the employment of the Participant shall terminate prior to the end of such first anniversary (or such other period determined by the Compensation Committee), the Option or SAR granted to such Participant shall immediately terminate.

(b)    Except as otherwise provided in the Agreement or as determined by the Compensation Committee, in the event the Participant dies (i) while employed, (ii) during the periods in which Options or SARs may be exercised by a Participant determined to be Disabled, or (iii) after Qualifying Termination, such Option or SAR shall be exercisable, at any time or from time to time, prior to the fixed termination date set forth in the Option or SAR, by the Beneficiaries of the decedent for the number of shares which the Participant could have acquired under the Option or SAR immediately prior to the Participant’s death.

(c)    Except as otherwise provided in the Agreement or as determined by the Compensation Committee, in the event the employment of any Participant shall cease by reason of Disability, as determined by the Compensation Committee at any time during the term of the Option or SAR, such Option or SAR shall be exercisable, at any time

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or from time to time, prior to the fixed termination date set forth in the Option or SAR, by such Participant or his or her Personal Representative for the number of shares which the Participant could have acquired under the Option or SAR immediately prior to the Participant’s Disability. The determination by the Compensation Committee of any question involving Disability of a Participant shall be conclusive and binding.

(d)    Except as otherwise provided in the Agreement or as determined by the Compensation Committee, in the event the employment of any Participant shall cease by reason of Qualifying Termination, such Option or SAR shall be exercisable, at any time or from time to time, prior to the fixed termination date set forth in the Option or SAR, for the number of shares which the Participant could have acquired under the Option or SAR immediately prior to such Qualifying Termination.

(e)    Notwithstanding any provision of this Plan to the contrary, any Option or SAR may, in the discretion of the Compensation Committee or as provided in the relevant Agreement, become exercisable, at any time or from time to time, prior to the fixed termination date set forth in the Option or SAR, for the full number of awarded shares or any part thereof, less such number as may have been theretofore acquired under the Option or SAR from and after the time the Participant ceases to be an Employee as a result of the sale or other disposition by the Company or any of its Subsidiaries of assets or property (including shares of any Subsidiary) in respect of which such Participant had theretofore been employed or as a result of which such Participant’s continued employment is no longer required.

(f)    Except as provided in subsections (b), (c), (d) and (e) of this Section 10(E)(1) and Sections 12(A) and 16(H) hereof, every Option and SAR shall terminate on the earlier to occur of the fixed termination date set forth in the Option or SAR or ninety (90) days after cessation of the Participant’s employment for any reason in respect of the number of shares of Common Stock which the Participant could have acquired under the Option or SAR immediately prior to such cessation of employment; provided, however, that no Option or SAR may be exercised after the fixed termination date set forth in the Option or SAR, which shall be no more than ten (10) years from the date of grant.

(2)    Outside Directors.

(a)    Except as otherwise provided in the Agreement or as determined by the Compensation Committee, and subject to the provisions of Section 12(A) hereof, every Option and SAR granted to an Outside Director shall provide that, unless otherwise determined by the Compensation Committee, (i) it may not be exercised in whole or in part until the earlier to occur of (1) the one-year anniversary of the date of granting such Option or SAR and (2) the next annual meeting of shareholders immediately following the date of granting such Option or SAR and (ii) if the service of the Outside Director shall terminate prior to the end of such one year period (or such other period determined by the Compensation Committee), the Option or SAR granted to such Outside Director shall immediately terminate.

(b)    Except as otherwise provided in the Agreement or as determined by the Compensation Committee, in the event the service of any Outside Director as a director of the Company ceases by reason of Qualifying Termination, death, Disability or other event as determined in the discretion of the Compensation Committee, then any unexercised Options or SARs granted to such Outside Director shall be exercisable, at any time or from time to time, prior to the fixed termination date set forth in the Option or SAR, by such Outside Director, his or her Personal Representative or his or her Beneficiaries for the number of shares which the Outside Director could have acquired under the Option or SAR immediately prior to the Outside Director’s Qualifying Termination, death or Disability, as applicable. The determination by the Compensation Committee of any question involving Disability of an Outside Director shall be conclusive and binding.

Section 11. Continued Employment

Nothing in this Plan, or in any Award granted pursuant to this Plan, shall confer on any individual any right to continue in the employment of, or service (as an Outside Director or otherwise) to, the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the Participant’s employment with or service to the Company at any time.

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Section 12. Change in Control

(A)    Treatment of Awards. The following provisions of this Section 12(A) shall govern the treatment of Awards in the event of a Change in Control, except to the extent otherwise provided in an applicable Agreement:

(1)    Outstanding Awards may be assumed, continued, converted or replaced by the surviving or resulting entity in connection with a Change in Control, as determined by the Compensation Committee in its sole discretion prior to such Change in Control in accordance with Section 12(A)(3), without the consent of the affected Recipient. Any outstanding Award that is assumed, continued, converted or replaced by the surviving or resulting entity in connection with a Change in Control shall continue to vest (and become exercisable, as applicable) subject to the Recipient’s continued employment or service with such surviving or resulting entity or its Subsidiaries in accordance with the vesting schedule and other terms set forth in the applicable Agreement; provided that, in the event of the termination of a Participant’s employment with such surviving or resulting entity or its Subsidiaries without Cause during the two-year period immediately following the date of the Change in Control, any such Award (or portion thereof) that is then unvested shall immediately vest (and become exercisable, as applicable) and become free of all other restrictions.

(2)    Any outstanding Award that is not assumed, continued, converted or replaced by the surviving or resulting entity in connection with a Change in Control shall immediately vest and become free of all other restrictions upon the date of the Change in Control.

(3)    An Award will not be considered to be assumed, continued, converted or replaced by the surviving or resulting entity in connection with a Change in Control unless, in each case as determined by the Compensation Committee in its sole discretion prior to such Change in Control, the number and kind of shares or other securities underlying the Award, and the exercise prices and performance goals (including Performance Goals) applicable thereto, if any, are adjusted (or, in the case of performance goals (including Performance Goals), measured or deemed achieved in full or in part as of immediately prior to such Change in Control) to prevent dilution of the Recipient’s rights hereunder and to preserve the intrinsic value and material terms and conditions of the Award as in effect as of immediately prior to the Change in Control.

(B)    Cash-out of Awards. In connection with a Change in Control, the Compensation Committee may, in its sole discretion, and without the consent of the affected Recipient, either by the terms of the Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, provide that any outstanding Award (or a portion thereof) shall, upon the occurrence of such Change in Control, be cancelled in exchange for a payment in cash in an amount based on the Fair Market Value of the shares of Common Stock subject to the Award (less any Exercise Price), which amount may be zero (0), if applicable.

Section 13. Withholding Taxes

Federal, state, local, non-United States or other law may require the withholding of taxes applicable to gains resulting from the payment or vesting of an Award. Unless otherwise prohibited by the Compensation Committee, the Company may permit or require (subject to such conditions or procedures as may be established by the Compensation Committee in its discretion) any such tax withholding obligation of a Recipient to be satisfied by any of the following means, or by a combination of such means: (i) a cash payment from Recipient; (ii) withholding from the shares of Common Stock otherwise issuable to the Recipient pursuant to the vesting or exercise of an Award a number of shares of Common Stock having a Fair Market Value, as of the Tax Date, equal to the maximum amount that may be withheld under Financial Accounting Standards Board Accounting Standards Codification Topic 718 without creating an additional accounting charge; or (iii) having the Recipient deliver to the Company a number of shares of Common Stock having a Fair Market Value as of the Tax Date which will satisfy the withholding tax obligation (in whole or in part) arising from the vesting or exercise of an Award. If the payment specified in clauses (i) or (iii) of the preceding sentence is not paid by a Recipient, the Compensation Committee may refuse to issue Common Stock under this Plan.

A-14	PROXY STATEMENT

Section 14. Adjustments Upon Changes in Capitalization

In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, stock distribution, liquidation or other similar change in capitalization, or any distribution to common shareholders other than normal cash dividends, the number or kind of shares (or other property) that may be issued under this Plan pursuant to Section 3 hereof, the number or kind of shares (or other property) subject to any outstanding Award and the price per share and performance goals applicable to any outstanding Award shall be automatically adjusted, as determined by the Compensation Committee in its sole discretion, so that the proportionate interest of the Recipient shall be maintained as before the occurrence of such event. Such adjustment shall be conclusive and binding for all purposes hereof.

Awards may, in the discretion of the Compensation Committee, be granted under this Plan in assumption of, or in substitution for, the Assumed Valvoline Awards and outstanding awards previously granted by a company acquired by the Company or any of its affiliates or with which the Company or any of its affiliates combines (“Substitute Awards”). The number of Shares underlying any Substitute Awards (including the Assumed Valvoline Awards) shall not be counted against the Plan Share Limit; provided, however, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding stock options intended to qualify for special tax treatment under Sections 421 and 422 of the Code that were previously granted by a company that is acquired by the Company or any of its affiliates or with which the Company or any of its affiliates combines shall be counted against number of shares of Common Stock which may be delivered with respect to ISO Awards. Except as otherwise determined by the Compensation Committee, any Substitute Awards granted under this Plan in assumption of, or in substitution of, the Assumed Valvoline Awards shall be subject to the same terms and conditions as were in effect with respect to the Assumed Valvoline Awards as of immediately prior to such assumption or substitution.

Section 15. Amendment and Termination

The Board may amend, alter, suspend or terminate this Plan in whole or in part and at any time; provided, however, that no alteration or amendment that requires shareholder approval in order for the Plan to continue to comply with the New York Stock Exchange rules or any rule promulgated by the Securities and Exchange Commission or any other securities exchange on which shares of Common Stock are listed or any other applicable laws shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

Except for adjustments made pursuant to Section 14 hereof, the Board or the Compensation Committee will not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option or SAR to reduce the Exercise Price. No Option or SAR will be cancelled and replaced with Awards having a lower Exercise Price or for another Award or for cash without further approval of the shareholders of the Company, except as provided in Section 12 or 14 hereof. Furthermore, no Option or SAR will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the shareholders of the Company. This Section 15 is intended to prohibit the cash-out or repricing of “underwater” Options or SARs without shareholder approval and will not be construed to prohibit the adjustments provided for in Section 12 or 14 hereof.

Termination of this Plan shall not affect any Awards made hereunder which are outstanding on the date of termination and such Awards shall continue to be subject to the terms of this Plan notwithstanding its termination. Except as otherwise provided pursuant to this Plan, no amendment, suspension, or modification of this Plan or an Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Recipient holding such Award; provided that the Compensation Committee in its discretion may modify an ISO held by a Participant to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code without the Participant’s consent.

PROXY STATEMENT A-15

Section 16. Miscellaneous Provisions

(A)    Rights to Awards. No Recipient or other person shall have any claim or right to be granted an Award under this Plan.

(B)    Assignment and Transfer. A Recipient’s rights and interests under this Plan (including any Awards granted hereunder) may not be assigned or transferred in whole or in part, either directly or by operation of law or otherwise (except in the event of a Recipient’s death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such rights or interests of any Recipient in this Plan shall be subject to any obligation or liability of such individual; provided, however, that a Recipient’s rights and interests under this Plan (including any Awards granted hereunder) may, subject to the discretion and direction of the Compensation Committee, be made transferable by such Recipient during his or her lifetime. Except as specified in Section 6 hereof, the holder of an Award shall have none of the rights of a shareholder until the shares subject thereto shall have been registered in the name of the person receiving or person or persons exercising the Award on the transfer books of the Company.

(C)    Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Awards hereunder, the issuance of Common Stock and other interests hereunder, and the other obligations of the Company under the Plan and any Agreement pursuant to the Plan, shall be subject to all applicable United States federal and state laws, rules and regulations, the applicable laws, rules and regulations of any other country or jurisdiction, and to such approvals by any regulatory or governmental agency as may be required. The Company or the Compensation Committee, in their respective discretion, may postpone the granting, vesting and exercising of Awards, the issuance or delivery of Common Stock under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Common Stock or other required action under any federal or state law, rule, or regulation and may require any Recipient to make such representations and furnish such information as the Compensation Committee may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the vesting or exercise of any Award or to otherwise sell or issue Common Stock in violation of any such laws, rules, or regulations; and any postponement of the vesting, exercise or settlement of any Award under this provision shall not extend the term of such Awards, and neither the Company nor any of its Subsidiaries, directors or officers shall have any obligations or liability to any Recipient with respect to any Award (or Common Stock issuable thereunder) that shall lapse because of such postponement.

(D)    Ratification and Consent. By accepting any Award under this Plan, each Recipient and each Personal Representative or Beneficiary claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under this Plan by the Company or any of its Subsidiaries, the Board, or the Compensation Committee in its discretion.

(E)    Additional Compensation. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required.

(F)    Grant Date. Each Recipient shall be deemed to have been granted any Award on the date the Compensation Committee took action to grant such Award under this Plan or such date as the Compensation Committee in its discretion shall determine at the time such Award is authorized. The grant date shall not be earlier than the date of the resolution and action therein by the Compensation Committee.

(G)    Fractional Shares. No fractional shares shall be issued or delivered pursuant to this Plan or any Award. The Compensation Committee in its discretion shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

A-16	PROXY STATEMENT

(H)    Forfeiture Provision. Unless the Agreement specifies otherwise, the Compensation Committee in its discretion may require a Recipient to forfeit all unexercised, unearned, unvested or unpaid Awards if:

(1)    the Recipient, without written consent of the Company, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee or otherwise in any business or activity competitive with the business conducted by the Company or any of its Subsidiaries, as determined by the Compensation Committee in its discretion;

(2)    the Recipient performs any act or engages in any activity that is detrimental to the best interests of the Company or any of its Subsidiaries, as determined by the Compensation Committee in its discretion; or

(3)    the Recipient breaches any agreement or covenant with, or obligation or duty to, the Company or any Subsidiary, including without limitation, any non-competition agreement, non-solicitation agreement, confidentiality or non-disclosure agreement, or assignment of inventions or ownership of works agreement, as determined by the Compensation Committee in its discretion.

(I)    Compensation Recovery Policy. Each Award granted to a Participant under the Plan shall be subject to forfeiture or repayment pursuant to the terms of any applicable compensation recovery policy adopted by the Company as in effect from time to time, including any such policy that may be adopted or amended to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules or regulations issued by the Securities and Exchange Commission or applicable securities exchange.

(J)    Severability. The validity, legality, or enforceability of the Plan will not be affected even if one or more of the provisions of this Plan shall be held to be invalid, illegal, or unenforceable in any respect.

(K)    Section 409A. The Company intends that Awards granted under the Plan will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. To the extent that the Compensation Committee in its discretion determines that any award granted under the Plan is subject to Section 409A of the Code, the Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Recipient. The Compensation Committee reserves the right to make amendments to any Award as it deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. Notwithstanding any other provision of the Plan or any Agreement (unless the Agreement provides otherwise with specific reference to this Section): (i) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted or modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Recipient; and (ii) if an Award is subject to Section 409A of the Code, and if the Recipient holding the Award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), no distribution or payment of any amount under the Award as a result of such Recipient’s “separation from service” (as defined in Section 409A of the Code) shall be made before a date that is six (6) months following the date of such separation from service or, if earlier, the date of the Recipient’s death. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, non-United States or other law. The Company shall not be liable to any Recipient for any tax, interest, or penalties a Recipient might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

(L)    Awards to Participants Outside the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees or otherwise to foster and promote achievement of the purposes of this Plan, the Compensation Committee, in its sole discretion, shall have the power and authority, without any amendment to the Plan, to: (i) determine which non-United States Subsidiaries shall be covered by this Plan; (ii) determine which foreign nationals and Employees outside the United States are eligible to participate in this Plan; (iii) modify the terms and

PROXY STATEMENT A-17

conditions of any Award granted to Participants who are foreign nationals, who are employed outside the United States or who are otherwise subject to the laws of one or more non-United States jurisdictions; (iv) grant Awards to Participants who are foreign nationals, who are employed outside the United States or who are otherwise subject to the laws of one or more non-United States jurisdictions, on such terms and conditions different from those specified in the Plan; (v) modify exercise procedures and other terms and procedures with respect to such Participants, to the extent such actions may be necessary or advisable; and (vi) take any action, before or after an Award is made, that it deems necessary or advisable to obtain approval or comply with any local government regulatory exemptions, approvals or requirements.

Notwithstanding the above, the Compensation Committee may not take any actions hereunder, and no Awards shall be granted that would violate any applicable law.

(M)    Headings. The headings in this Plan are inserted for convenience only and shall not affect the interpretation hereof.

(N)    Dividend Equivalents. At the discretion of the Compensation Committee, Awards granted pursuant to the Plan may provide Recipients with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Recipients, and may be settled in cash and/or shares of Common Stock, as determined by the Compensation Committee in its sole discretion, subject in each case to such terms and conditions as the Compensation Committee shall establish. No Dividend Equivalents shall relate to shares underlying an Option or SAR unless such Dividend Equivalent rights are explicitly set forth as a separate arrangement and do not cause any such Option or SAR to be subject to Section 409A of the Code. Notwithstanding anything contained in this Plan to the contrary, Dividend Equivalents with respect to Restricted Stock Unit Awards, Incentive Awards, Performance Unit Awards and Recognition Awards that vest based on the achievement of Performance Goals shall be accumulated until such Award is earned, and the Dividend Equivalents shall not be paid if the Performance Goals are not satisfied.

(O)    Deferrals. Except with respect to Options and SARs, the Compensation Committee in its discretion may permit Recipients to elect to defer the issuance or delivery of shares of Common Stock or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan. The Compensation Committee in its discretion also may provide that deferred issuances and settlements include the payment or crediting of Dividend Equivalents or interest on the deferral amounts. All elections and deferrals permitted under this provision shall comply with Section 409A of the Code, including setting forth the time and manner of the election (including a compliant time and form of payment), the date on which the election is irrevocable, and whether the election can be changed until the date it is irrevocable.

(P)    Successors. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Agreements shall be deemed to refer to such successors.

Section 17. Effectiveness of this Plan

This Plan shall be effective as of the Effective Date. No Award may be granted under the Plan after the tenth anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

Section 18. Governing Law

The provisions of this Plan shall be interpreted and construed in accordance with the laws of the Commonwealth of Kentucky.

A-18	PROXY STATEMENT

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

Telephone and Internet access is available 24 hours a day, 7 days a week.

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on January 30, 2019 (Vote by 6:00 a.m. January 29, 2019 for participants in the Valvoline 401(k) Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on January 30, 2019 (Vote by 6:00 a.m. January 29, 2019 for participants in the Valvoline 401(k) Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51931-P14911                         KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VALVOLINE INC.
The Board of Directors recommends a vote FOR each of the Director nominees in proposal 1 and FOR proposals 2, 3 and 4.

1. Election of 8 Directors to serve until the following annual meeting of Valvoline’s shareholders and until their successors have been duly elected and qualified, as set forth in the Proxy Statement.
Nominees:	For	Against	Abstain			For	Against	Abstain
1a. Richard J. Freeland 1b. Stephen F. Kirk	☐ ☐	☐ ☐	☐ ☐	2.	Ratification of the appointment of Ernst & Young LLP as Valvoline’s independent registered public accounting firm for fiscal 2019.	☐	☐	☐

1c. Carol H. Kruse 1d. Stephen E. Macadam	☐ ☐	☐ ☐	☐ ☐	3.	A non-binding advisory resolution approving Valvoline’s executive compensation, as set forth in the Proxy Statement.	☐	☐	☐
1e. Vada O. Manager 1f. Samuel J. Mitchell, Jr.	☐ ☐	☐ ☐	☐ ☐	4.	Approval of an Amendment to the 2016 Valvoline Inc. Incentive Plan.	☐	☐	☐
1g. Charles M. Sonsteby 1h. Mary J. Twinem	☐ ☐	☐ ☐	☐ ☐	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

INSTRUCTIONS: Please sign exactly as your name appears on this proxy. If shares are held jointly, each shareholder should sign. When signing as an attorney, executor, administrator, or other fiduciary or on behalf of a corporation, bank, trust company, or other similar entity, your title or capacity should be shown.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

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E51932-P14911

PROXY VALVOLINE INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JANUARY 31, 2019

The undersigned hereby appoints Samuel J. Mitchell, Jr. and Julie M. O’Daniel, and each of them as proxies for the undersigned, with full power of substitution and power to act alone, to act and to vote all shares of Valvoline Inc. Common Stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on January 31, 2019, and at any adjournment or postponement thereof.

If you do not provide voting instructions, your proxy will be voted FOR each of the Director nominees in proposal 1 and FOR proposals 2, 3 and 4.

In order to be counted in the final tabulation, your telephone or Internet vote must be received by 6:00 a.m. Eastern Time on January 29, 2019 if you are voting shares attributable to your investment in the Valvoline Common Stock Fund as a participant in the Valvoline 401(k) Plan or by 11:59 p.m. Eastern Time on January 30, 2019 if you are a registered shareholder.

Please sign, date and return your proxy promptly in the enclosed envelope.

(Continued and to be signed on reverse side)